UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter February 28, 2018

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended February 28, 2018, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve (Fed) increased its target range for the federal funds rate a quarter point to 1.25%–1.50% at its past December meeting.

During the period, the municipal bond market posted modest performance similar to other US fixed income classes, with generally higher returns for longer term and lower rated municipal bonds. Factors contributing to this positive investment environment for municipals included consistently low inflation and relatively steady interest rates, stagnant wage growth and geopolitical concerns. Federal government fiscal reform uncertainty also benefited tax-free municipals during most of the period, despite some volatility toward period-end in reaction to the government’s tax code revision efforts.

Shortly after the end of the reporting period, the Fed, under new chairman Jerome Powell, raised the federal funds rate another quarter point to a range of 1.50%-1.75%. The Fed based its decision on a stronger economic outlook in recent months.

In addition, Franklin Tax Free Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 28, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed US stock markets during the 12-month period ended February 28, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +2.50% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a -0.56% total return.1 Both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts. US stocks, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +17.10% total return for the reporting period.1 US stocks generated strong returns through the first eleven months of the reporting period, but experienced a significant bout of volatility in early February that led to losses in that month and dragged down overall returns. Recent indications of stronger inflation and rising interest rates contributed to the volatility in stock markets and also drove losses in both the municipal bond market and US Treasury market during the first two months of 2018.

Municipal issuance during the reporting period totaled $414 billion.2 This represents an almost 8% decline from total issuance in the previous 12-month period ended February 28, 2017.2 Subdued issuance at the beginning of 2018 largely contributed to this decline, with only $37 billion issued thus far in 2018 (down 38% from the first two months of 2017).2 After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.3 However, net issuance turned negative in the first two months of 2018, standing at -$19 billion at period-end.3 According to the Investment Company Institute Trends in Mutual Fund Investing, municipal bond funds reported inflows for 10 of the 12 months of the reporting period, with the only negative flows occurring in December 2017 and February 2018. The total inflows for the period were approximately $28 billion.4

Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of the 2017. December supply of $63 billion and fourth-quarter 2017 supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.2 Despite this extraordinary supply weighing on the market, strong demand buoyed returns through the end of the 2017. However, diminished issuance, heavy dealer inventories and selling pressures in 2018 led municipals to have a -1.47% total return during the first two months of 2018, as measured by the Bloomberg Barclays Municipal Bond Index, although it still performed better than the -2.10% total return for US Treasuries during the same period, as measured by the Bloomberg Barclays US Treasury Index.1

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting. The target range stood at 1.25%–1.50% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December. The Fed decided to raise interest rates at its December meeting due to the strength of the US jobs market and continued economic growth. This was the third rate hike of 2017, following increases of 0.25% in March and June.

Jerome Powell spoke before Congress for the first time as Fed Chair after succeeding Janet Yellen in that role. He indicated that the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating as inflation increases toward the Fed’s 2% target. He noted that there was no evidence of the economy overheating and that he had yet to see a clear move upward in wages.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +4.74% total return for the period and the Bloomberg Barclays Municipal Long Bond (22+ Years) Index returned +4.30% during the 12-month reporting period.1

Several developments affected Puerto Rico bonds over the reporting period. Please visit

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Barclays Municipal Credit Research.

4. Source: Investment Company Institute, Trends in Mutual Fund Investing February 2018, 3/28/18.

See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Federal Intermediate-Term Tax-Free Income Fund

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	18.12%

AA	59.28%

A	12.50%

BBB	1.25%

Refunded	7.99%

Not Rated	0.86%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.11 on February 28, 2017, to $11.94 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 30.99 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.55%, based on an annualization of the

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class

March	2.56	2.00	—	2.66

April	2.56	2.00	—	2.66

May	2.56	2.00	—	2.66

June	2.59	2.03	—	2.69

July	2.59	2.03	—	2.69

August	2.59	2.03	2.67	2.69

September	2.59	2.03	2.76	2.69

October	2.59	2.03	2.76	2.69

November	2.59	2.03	2.76	2.69

December	2.59	2.03	2.76	2.69

January	2.59	2.03	2.76	2.69

February	2.59	2.03	2.76	2.69

Total	30.99	24.27	19.23	32.19

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

2.59 cent per share February dividend and the maximum offering price of $12.21 on February 28, 2018. An investor in the 2018 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 44.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

2/28/18

	% of Total Investments	*

Utilities	23.0%

General Obligation	19.3%

Refunded**	14.3%

Transportation	13.8%

Subject to Government Appropriations	9.8%

Tax-Supported	7.3%

Hospital & Health Care	5.8%

Higher Education	5.7%

Other Revenue	1.0%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A

1-Year	+1.14%		-1.15%

5-Year	+7.90%		+1.07%

10-Year	+46.09%		+3.63%

Advisor[4]

1-Year	+1.32%		+1.32%

5-Year	+8.50%		+1.65%

10-Year	+47.71%		+3.98%

							Taxable Equivalent
	Distribution		Taxable Equivalent		30 Day Standardized Yield[7]		30-Day Standardized Yield[6]
Share Class	Rate	[5]	Distribution Rate	[6]	(with waiver)	(without waiver)	(with waiver)	(without waiver)

A	2.55%		4.31%		1.57%	1.45%	2.65%	2.45%

Advisor	2.70%		4.56%		1.71%	1.58%	2.89%	2.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change

A (FKITX)	$11.94	N/A	$12.11	-$0.17

C (FCITX)	$11.98	N/A	$12.14	-$0.16

R6 (FITQX)	$11.97	$12.28	N/A	-$0.31

Advisor (FITZX)	$11.97	N/A	$12.13	-$0.16

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3099

C	$0.2427

R6 (8/1/17–2/28/18)	$0.1923

Advisor	$0.3219

Total Annual Operating Expenses[10]

Share Class	With Waiver	Without Waiver

A	0.56%	0.66%

Advisor	0.46%	0.56%

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 6/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +49.71% and +4.46%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

6. Taxable equivalent distribution rate and yield assume the 2018 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/17	Value 2/28/18	9/1/17–2/28/18[1,2]	Value 2/28/18	9/1/17–2/28/18[1,2]	Ratio[2]
A	$1,000	$983.30	$3.25	$1,021.52	$3.31	0.66%
C	$1,000	$981.40	$5.94	$1,018.79	$6.06	1.21%
R6	$1,000	$984.10	$2.36	$1,022.41	$2.41	0.48%
Advisor	$1,000	$983.80	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

YOUR FUND’S EXPENSES

There were decreases in Fund expenses that occurred during the Fund’s most recent fiscal half-year that affected the information in the expense table above. The table below reflects Fund expenses had those changes been in place throughout the entire most recent fiscal half-year.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/17	Value 2/28/18	9/1/17–2/28/18[1,2]	Value 2/28/18	9/1/17–2/28/18[1,2]	Ratio[2]
A	$1,000	$983.30	$2.75	$1,022.02	$2.81	0.56%
C	$1,000	$981.40	$5.45	$1,019.29	$5.56	1.11%
R6	$1,000	$984.10	$1.92	$1,022.86	$1.96	0.39%
Advisor	$1,000	$983.80	$2.26	$1,022.51	$2.31	0.46%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—as if it has been in effect throughout the entire six-month period, multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Federal Limited-Term Tax-Free Income Fund

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	30.65%

AA	46.87%

A	14.66%

Refunded	3.07%

SP-1	2.60%

Not Rated	0.67%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from SP-1 (highest) to SP-3 (lowest) for short-term bonds and from AAA (highest) to D (lowest) for long-term bonds. The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.37 on February 28, 2017, to $10.29 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 8.12 cents per share for the reporting period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 0.88%, based on an annualization of the

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class R6**	Advisor Class

March	0.70	—	0.83

April	0.70	—	0.83

May	0.70	—	0.83

June	0.70	—	0.83

July	0.70	—	0.83

August	0.70	0.83	0.83

September	0.62	0.78	0.75

October	0.62	0.78	0.75

November	0.62	0.78	0.75

December	0.62	0.77	0.74

January	0.67	0.82	0.79

February	0.77	0.92	0.89

Total	8.12	5.68	9.65

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

0.77 cent per share February dividend and the maximum offering price of $10.53 on February 28, 2018. An investor in the 2018 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 1.49% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 66.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

2/28/18

	% of Total Investments	*

General Obligation	39.4%

Utilities	16.8%

Refunded**	12.2%

Transportation	10.0%

Higher Education	8.2%

Subject to Government Appropriations	4.3%

Housing	2.9%

Tax-Supported	2.2%

Hospital & Health Care	2.2%

Other Revenue	1.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A

1-Year	+0.01%		-2.25%

5-Year	+2.13%		-0.03%

10-Year	+20.61%		+1.66%

Advisor[4]

1-Year	+0.16%		+0.16%

5-Year	+2.99%		+0.59%

10-Year	+21.88%		+2.00%

							Taxable Equivalent
	Distribution		Taxable Equivalent		30 Day Standardized Yield[7]		30-Day Standardized Yield[6]
Share Class	Rate	[5]	Distribution Rate	[6]	(with waiver)	(without waiver)	(with waiver)	(without waiver)

A	0.88%		1.49%		1.16%	1.01%	1.96%	1.71%

Advisor	1.04%		1.76%		1.32%	1.17%	2.23%	1.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change

A (FFTFX)	$10.29	N/A	$10.37	-$0.08

R6 (FFTRX)	$10.28	$10.37	N/A	-$0.09

Advisor (FTFZX)	$10.29	N/A	$10.37	-$0.08

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.0812

R6 (8/1/17–2/28/18)	$0.0568

Advisor	$0.0965

Total Annual Operating Expenses[10]

Share Class	With Waiver	Without Waiver

A	0.55%	0.70%

Advisor	0.40%	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 6/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were +10.09% and +1.37%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

6. Taxable equivalent distribution rate and yield assume the 2018 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/17	Value 2/28/18	9/1/17–2/28/18[1,2]	Value 2/28/18	9/1/17–2/28/18[1,2]	Ratio[2]
A	$1,000	$994.10	$3.07	$1,021.72	$3.11	0.62%
R6	$1,000	$995.00	$2.13	$1,022.66	$2.16	0.43%
Advisor	$1,000	$995.80	$2.33	$1,022.46	$2.36	0.47%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	19

Franklin High Yield Tax-Free Income Fund

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	7.14%

AA	17.56%

A	25.77%

BBB	18.97%

Below Investment Grade	10.44%

Refunded	10.90%

Not Rated	9.22%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.25 on February 28, 2017, to $9.94 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 44.49 cents per share for the reporting period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.18%, based on an annualization of the 3.62 cent per share February dividend and the maximum

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class M**	Class C	Class R6***	Advisor Class

March	3.87	—	3.39	—	3.95

April	3.87	—	3.39	—	3.95

May	3.82	—	3.34	—	3.90

June	3.77	—	3.28	—	3.85

July	3.72	—	3.23	—	3.80

August	3.67	—	3.18	3.67	3.75

September	3.67	—	3.18	3.79	3.75

October	3.62	—	3.13	3.74	3.70

November	3.62	—	3.13	3.74	3.70

December	3.62	—	3.14	3.73	3.70

January	3.62	0.67	3.14	3.73	3.70

February	3.62	3.49	3.14	3.73	3.70

Total	44.49	4.16	38.67	26.13	45.45

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 1/25/18, the Fund began offering Class M shares. See the prospectus for details.

***Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

offering price of $10.38 on February 28, 2018. An investor in the 2018 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 7.06% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 79.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Composition

2/28/18

	% of Total Investments	*

Refunded**	19.8%

Utilities	18.7%

Transportation	16.6%

Hospital & Health Care	14.3%

General Obligation	7.7%

Tax-Supported	5.9%

Other Revenue	4.5%

Subject to Government Appropriations	4.2%

Corporate-Backed	4.1%

Higher Education	2.4%

Housing	1.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

franklintempleton.com	Annual Report	21

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A

1-Year	+1.30%		-2.96%

5-Year	+12.76%		+1.54%

10-Year	+60.85%		+4.42%

Advisor

1-Year	+1.29%		+1.29%

5-Year	+13.25%		+2.52%

10-Year	+62.48%		+4.97%

Share Class	Distribution Rate	[3]	Taxable Equivalent Distribution Rate	[4]	30-Day Standardized Yield	[5]	Taxable Equivalent 30-Day Standardized Yield	[4]

A	4.18%		7.06%		2.39%		4.04%

Advisor	4.45%		7.52%		2.60%		4.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 24 for Performance Summary footnotes.

franklintempleton.com	Annual Report	23

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	1/25/18	8/1/17	2/28/17	Change

A (FRHIX)	$ 9.94	N/A	N/A	$10.25	-$ 0.31

M (FHYMX)	$ 9.94	$10.06	N/A	N/A	-$ 0.12

C (FHYIX)	$10.13	N/A	N/A	$10.44	-$ 0.31

R6 (FHYRX)	$ 9.98	N/A	$10.31	N/A	-$ 0.33

Advisor (FHYVX)	$ 9.98	N/A	N/A	$10.30	-$ 0.32

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.4449

M (1/25/18–2/28/18)	$0.0416

C	$0.3867

R6 (8/1/17–2/28/18)	$0.2613

Advisor	$0.4545

Total Annual Operating Expenses[8]

Share Class

A	0.64%

Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

4. Taxable equivalent distribution rate and yield assume the 2018 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

24	Annual Report	franklintempleton.com

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/17[1]	Value 2/28/18	9/1/17–2/28/18[2,3,4]	Value 2/28/18	9/1/17–2/28/18[3,4]	Ratio[4]
A	$1,000	$986.10	$3.35	$1,021.42	$3.41	0.68%
M	$1,000	$992.20	$0.52	$1,022.02	$2.81	0.56%
C	$1,000	$983.60	$6.05	$1,018.70	$6.16	1.23%
R6	$1,000	$986.80	$2.66	$1,022.12	$2.71	0.54%
Advisor	$1,000	$986.60	$2.86	$1,021.92	$2.91	0.58%

1. For Classes A, C, R6 and Advisor, 9/1/17 for Actual and Hypothetical. For Class M, 1/25/18 for Actual and 9/1/17 for Hypothetical.

2. For Classes A, C, R6 and Advisor, 9/1/17–2/28/18. For Class M, 1/25/18–2/28/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 34/365 for Actual Class M expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	25

Franklin Massachusetts Tax-Free Income Fund

This annual report for Franklin Massachusetts Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	9.83%

AA	55.88%

A	16.76%

BBB	1.33%

Refunded	16.20%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.63 on February 28, 2017, to $11.47 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 35.50 cents per share for the reporting period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.88%, based on an annualization of the 2.88 cent per share February dividend and the maximum offering price of $11.98 on February 28, 2018. An investor in the 2018 maximum combined effective federal and Massachusetts personal income tax bracket of 45.90% (including 3.80% Medicare tax) would need to earn a

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class

March	3.15	2.61	—	3.24

April	3.15	2.61	—	3.24

May	3.15	2.61	—	3.24

June	3.15	2.60	—	3.24

July	3.02	2.47	—	3.11

August	2.90	2.35	2.92	2.99

September	2.78	2.23	2.90	2.87

October	2.78	2.23	2.90	2.87

November	2.78	2.23	2.90	2.87

December	2.88	2.33	2.99	2.97

January	2.88	2.33	2.99	2.97

February	2.88	2.33	2.99	2.97

Total	35.50	28.93	20.59	36.58

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

distribution rate of 5.32% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Massachusetts’ economy grew for much of the 12 months under review. The commonwealth’s economy slumped early in

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 106.

26	Annual Report	franklintempleton.com

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

the reporting period, but rallied in the second half. This uptick was spurred by Massachusetts’ economic fundamentals and key anchors, which center on higher education, technology and health care. The commonwealth’s unemployment rate declined from 3.9% in February 2017 to 3.5% at period-end, and was lower than the 4.1% national average.3 These positive economic developments supported home prices.

Portfolio Composition

2/28/18

	% of Total Investments	*

Higher Education	19.2%

Refunded**	17.5%

Transportation	14.8%

Tax-Supported	12.1%

General Obligation	11.1%

Hospital & Health Care	10.2%

Housing	7.1%

Utilities	6.3%

Other Revenue	1.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Massachusetts continued to operate with thin operating margins and has needed several rounds of mid-year budget adjustments over the past three years, despite a prolonged period of economic expansion and generally positive revenue trends. The commonwealth’s revenues for fiscal year (FY) 2017 (ended June 30, 2017) were below expectations, due to lower-than-expected business and income tax collections. The enacted FY 2018 budget increased funding for local aid, education, child and family welfare, substance abuse treatment, workforce training and housing without raising taxes. The budget also included a projected deposit of excess capital gains into the budget stabilization fund (BSF) with reduced reliance on one-time solutions. The governor’s budget proposal for FY 2019 kept spending in line with revenues and anticipated a deposit into the BSF. The governor’s plan would also provide for tax relief to working families and small businesses as well as spending increases for local aid, education, mental health services, child and family welfare, substance abuse treatment, workforce development and housing.

Massachusetts’ debt levels ranked among the nation’s highest, with net tax-supported debt at 9.8% of personal income and $5,983 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) downgraded Massachusetts’ general obligation bond rating from AA+ to AA, but changed its outlook from negative to stable.5 The rating and outlook reflected S&P’s view that the commonwealth’s strong economic growth and proactive management would allow it to continue to manage its budgetary pressures amid mid-year budget shortfalls, albeit with some continued use of one-time measures to balance the budget.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 3 for more information.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government – US: Medians – Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A

1-Year	+1.66%		-2.69%

5-Year	+11.48%		+1.31%

10-Year	+48.50%		+3.58%

Advisor[3]

1-Year	+1.84%		+1.84%

5-Year	+12.12%		+2.32%

10-Year	+49.89%		+4.13%

Share Class	Distribution Rate	[4]	Taxable Equivalent Distribution Rate	[5]	30-Day Standardized Yield	[6]	Taxable Equivalent 30-Day Standardized Yield	[5]

A	2.88%		5.32%		1.84%		3.40%

Advisor	3.10%		5.73%		2.02%		3.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 31 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change

A (FMISX)	$11.47	N/A	$11.63	-$0.16

C (FMAIX)	$11.61	N/A	$11.77	-$0.16

R6 (FKTMX)	$11.48	$11.76	N/A	-$0.28

Advisor (N/A)	$11.48	N/A	$11.63	-$0.15

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.3550

C	$0.2893

R6 (8/1/17–2/28/18)	$0.2059

Advisor	$0.3658

Total Annual Operating Expenses[9]

Share Class

A	0.67%

Advisor	0.57%

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.93% and +4.21%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Massachusetts personal income tax rate of 45.90%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/17	Value 2/28/18	9/1/17–2/28/18[1,2]	Value 2/28/18	9/1/17–2/28/18[1,2]	Ratio[2]
A	$1,000	$986.30	$3.45	$1,021.32	$3.51	0.70%
C	$1,000	$983.70	$6.15	$1,018.60	$6.26	1.25%
R6	$1,000	$987.70	$2.76	$1,022.02	$2.81	0.56%
Advisor	$1,000	$987.60	$2.96	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

32	Annual Report	franklintempleton.com

Franklin New Jersey Tax-Free Income Fund

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments

AAA	10.64%

AA	29.00%

A	39.43%

BBB	2.60%

Below Investment Grade	1.31%

Refunded	17.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.45 on February 28, 2017, to $11.11 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 41.82 cents per share for the reporting period.2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.42%, based on an annualization of the 3.31 cent per share February dividend and the maximum offering price of $11.60 on February 28, 2018. An investor in the 2018 maximum combined effective federal and New Jersey

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class

March	3.70	3.16	—	3.79

April	3.75	3.21	—	3.84

May	3.80	3.26	—	3.89

June	3.80	3.27	—	3.89

July	3.60	3.07	—	3.69

August	3.31	2.78	3.32	3.40

September	3.31	2.78	3.43	3.40

October	3.31	2.78	3.43	3.40

November	3.31	2.78	3.43	3.40

December	3.31	2.78	3.43	3.40

January	3.31	2.78	3.43	3.40

February	3.31	2.78	3.43	3.40

Total	41.82	35.43	23.90	42.90

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

personal income tax bracket of 49.77% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.81% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 113.

franklintempleton.com	Annual Report	33

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

State Update

During the 12 months under review, New Jersey’s economy grew at a slower pace than the nation’s. The state’s unemployment rate remained unchanged from 4.6% in February 2017 to 4.6% at period-end, which was higher than the 4.1% national average.3 Despite a slight increase in homebuilding and higher home prices, the housing market continued to be a challenge to the state as the foreclosure rate remained among the nation’s highest.

Portfolio Composition

2/28/18

	% of Total Investments	*

Refunded**	21.2%

Transportation	18.7%

Higher Education	16.0%

Subject to Government Appropriations	15.0%

Hospital & Health Care	13.7%

Utilities	6.2%

Housing	4.4%

Other Revenue	3.4%

General Obligation	1.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The state’s revenue growth for fiscal year (FY) 2017 (ended June 30, 2017) was in line with the updated budget forecast, due to strengthening income tax and sales tax collections in the period’s second half. The enacted FY 2018 budget was slightly larger than the previous year’s plan, and it included the largest pension contribution in the state’s history. The state also provided a broad-based tax relief and increased pre-K to K-12 education funding, while keeping higher education spending relatively flat.

New Jersey’s debt levels ranked among the nation’s highest, with net tax-supported debt at 7.3% of personal income and $4,388 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service downgraded New Jersey’s general obligation debt rating from A2 to A3 with a stable outlook, based on its view of the state’s weak budgetary condition and liquidity position, structural imbalance, moderate economic growth, high debt position and growing unfunded pension liability.5 These challenges were somewhat offset by New Jersey’s diverse economy and high wealth levels, as well as the governor’s broad powers to reduce expenditures. The stable outlook reflected Moody’s expectation that the state’s current rating is well-positioned, aided by solid economic performance and the expectation that any budget gaps would remain manageable. However, in the longer term, Moody’s believes that the state’s budget could be challenged by growing pension contributions amid a low revenue growth environment.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 3 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

34	Annual Report	franklintempleton.com

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A

1-Year	+0.68%		-3.61%

5-Year	+6.62%		+0.41%

10-Year	+44.99%		+3.33%

Advisor[3]

1-Year	+0.77%		+0.77%

5-Year	+7.14%		+1.39%

10-Year	+46.48%		+3.89%

	Distribution		Taxable Equivalent		30-Day		Taxable Equivalent 30-Day
Share Class	Rate	[4]	Distribution Rate	[5]	Standardized Yield	[6]	Standardized Yield	[5]

A	3.42%		6.81%		1.91%		3.80%

Advisor	3.67%		7.31%		2.09%		4.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 38 for Performance Summary footnotes.

36	Annual Report	franklintempleton.com

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change

A (FRNJX)	$11.11	N/A	$11.45	-$0.34

C (FNIIX)	$11.26	N/A	$11.60	-$0.34

R6 (FNJRX)	$11.12	$11.37	N/A	-$0.25

Advisor (FNJZX)	$11.12	N/A	$11.46	-$0.34

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income

A	$0.4182

C	$0.3543

R6 (8/1/17–2/28/18)	$0.2390

Advisor	$0.4290

Total Annual Operating Expenses[9]

Share Class

A	0.65%

Advisor	0.55%

franklintempleton.com	Annual Report	37

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.37% and +3.57%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and New Jersey personal income tax rate of 49.77%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

38	Annual Report	franklintempleton.com

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/17	Value 2/28/18	9/1/17–2/28/18[1,2]	Value 2/28/18	9/1/17–2/28/18[1,2]	Ratio[2]
A	$1,000	$991.90	$3.41	$1,021.37	$3.46	0.69%
C	$1,000	$989.30	$6.12	$1,018.65	$6.21	1.24%
R6	$1,000	$992.60	$2.67	$1,022.12	$2.71	0.54%
Advisor	$1,000	$992.40	$2.91	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	39

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.11	$12.50	$12.44	$12.21	$12.59

Income from investment operations[b]:

Net investment income[c]	0.31	0.31	0.31	0.32	0.34

Net realized and unrealized gains (losses)	(0.17)	(0.40)	0.06	0.23	(0.38)

Total from investment operations	0.14	(0.09)	0.37	0.55	(0.04)

Less distributions from net investment income	(0.31)	(0.30)	(0.31)	(0.32)	(0.34)

Net asset value, end of year	$11.94	$12.11	$12.50	$12.44	$12.21

Total return[d]	1.14%	(0.70)%	3.03%	4.58%	(0.29)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%	0.66%	0.66%	0.68%	0.65%

Expenses net of waiver and payments by affiliates	0.65%	0.66%	0.66%	0.68%	0.65%

Net investment income	2.56%	2.48%	2.54%	2.59%	2.81%

Supplemental data

Net assets, end of year (000’s)	$1,850,075	$1,929,083	$2,017,642	$1,828,050	$1,747,118

Portfolio turnover rate	10.72%	8.98%	6.62%	4.10%	9.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

40	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.14	$12.53	$12.47	$12.24	$12.62

Income from investment operations[b]:

Net investment income[c]	0.25	0.24	0.25	0.25	0.27

Net realized and unrealized gains (losses)	(0.17)	(0.39)	0.05	0.24	(0.38)

Total from investment operations	0.08	(0.15)	0.30	0.49	(0.11)

Less distributions from net investment income	(0.24)	(0.24)	(0.24)	(0.26)	(0.27)

Net asset value, end of year	$11.98	$12.14	$12.53	$12.47	$12.24

Total return[d]	0.67%	(1.26)%	2.47%	4.00%	(0.83)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%	1.21%	1.21%	1.23%	1.20%

Expenses net of waiver and payments by affiliates	1.19%	1.21%	1.21%	1.23%	1.20%

Net investment income	2.02%	1.93%	1.99%	2.04%	2.26%

Supplemental data

Net assets, end of year (000’s)	$358,228	$425,649	$469,355	$456,698	$453,176

Portfolio turnover rate	10.72%	8.98%	6.62%	4.10%	9.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

Year Ended February 28,
2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.28

Income from investment operations[b]:

Net investment income[c]	0.20

Net realized and unrealized gains (losses)	(0.32)

Total from investment operations	(0.12)

Less distributions from net investment income	(0.19)

Net asset value, end of year	$11.97

Total return[d]	(0.97)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.49%

Expenses net of waiver and payments by affiliates	0.48%

Net investment income	2.73%

Supplemental data

Net assets, end of year (000’s)	$672,199

Portfolio turnover rate	10.72%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

42	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.13	$12.52	$12.47	$12.24	$12.61

Income from investment operations[b]:

Net investment income[c]	0.32	0.32	0.33	0.33	0.36

Net realized and unrealized gains (losses)	(0.16)	(0.39)	0.04	0.24	(0.38)

Total from investment operations	0.16	(0.07)	0.37	0.57	(0.02)

Less distributions from net investment income	(0.32)	(0.32)	(0.32)	(0.34)	(0.35)

Net asset value, end of year	$11.97	$12.13	$12.52	$12.47	$12.24

Total return	1.32%	(0.61)%	3.05%	4.67%	(0.11)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.56%	0.56%	0.56%	0.58%	0.55%

Expenses net of waiver and payments by affiliates	0.55%	0.56%	0.56%	0.58%	0.55%

Net investment income	2.66%	2.58%	2.64%	2.69%	2.91%

Supplemental data

Net assets, end of year (000’s)	$1,196,627	$1,986,241	$2,019,784	$2,285,627	$1,798,459

Portfolio turnover rate	10.72%	8.98%	6.62%	4.10%	9.30%
aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Federal Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 96.5%
Alabama 2.6%
Alabama State Public School and College Authority Revenue,
Capital Improvement, Refunding, Series A, 5.00%, 5/01/19	$7,750,000	$8,065,347
Capital Improvement, Refunding, Series B, 5.00%, 1/01/27	25,000,000	28,748,000
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/20	3,535,000	3,795,777
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/21	3,535,000	3,787,965
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/22	3,535,000	3,794,893
[a] East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put, Series A, Pre-Refunded, 5.25%, 9/01/18	10,000,000	10,195,100
Mandatory Put, Series B, Pre-Refunded, 5.50%, 9/01/18	13,500,000	13,776,750
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue,
Infirmary Health System Inc., Series A, 5.00%, 2/01/27	4,920,000	5,587,890
Infirmary Health System Inc., Series A, 5.00%, 2/01/28	5,000,000	5,630,950
Shelby County Board of Education Revenue,
Capital Outlay School wts., 5.00%, 2/01/22	5,250,000	5,667,217
Capital Outlay School wts., 5.00%, 2/01/23	5,520,000	5,981,472
Capital Outlay School wts., 5.00%, 2/01/24	5,055,000	5,473,150
Capital Outlay School wts., 5.00%, 2/01/25	5,920,000	6,406,210

		106,910,721

Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured Guaranty, 5.00%, 9/01/19	3,650,000	3,829,544

Arizona 4.8%
Arizona Board of Regents Arizona State University System Revenue,
Polytechnic Campus Project, Series C, Pre-Refunded, 5.75%, 7/01/20	500,000	507,305
Polytechnic Campus Project, Series C, Pre-Refunded, 5.75%, 7/01/21	500,000	507,305
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/27	6,000,000	6,467,460
Arizona School Facilities Board COP,
Pre-Refunded, 5.25%, 9/01/19	10,000,000	10,197,700
Refunding, Series A-3, AGMC Insured, 5.00%, 9/01/19	16,185,000	16,995,869
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	5,945,834
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	10,552,800
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	43,144,913
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	15,854,877
Arizona Transportation Board Highway Revenue,
Subordinated, Refunding, 5.00%, 7/01/29	10,920,000	12,570,995
Subordinated, Refunding, Series A, 5.00%, 7/01/24	5,000,000	5,497,800
Subordinated, Refunding, Series A, 5.00%, 7/01/25	5,000,000	5,494,400
Mesa Utility Systems Revenue,
Refunding, 5.00%, 7/01/28	1,500,000	1,761,900
Refunding, 5.00%, 7/01/29	2,500,000	2,924,275
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 5.00%, 7/01/30	10,000,000	11,678,800
junior lien, Series A, 5.00%, 7/01/19	1,900,000	1,983,904
junior lien, Series A, 5.00%, 7/01/20	1,300,000	1,398,215
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/21	4,200,000	4,525,290
Pima County Regional Transportation Excise Tax Revenue,
Pima County Regional Transportation Fund, 5.00%, 6/01/24	3,385,000	3,862,996
Pima County Regional Transportation Fund, 5.00%, 6/01/26	7,180,000	8,163,301

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pima County Sewer System Revenue,
Series B, Pre-Refunded, 5.00%, 7/01/24	$6,030,000	$6,659,170
Series B, Pre-Refunded, 5.00%, 7/01/25	4,500,000	4,969,530
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%, 9/01/21	4,000,000	4,066,840
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/26	2,580,000	3,039,756
Refunding, 5.00%, 7/01/27	2,000,000	2,351,980
Refunding, 5.00%, 7/01/28	3,325,000	3,880,940
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded, 6.00%, 7/01/24	2,000,000	2,115,060

		197,119,215

Arkansas 0.1%
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	5,600,550

California 10.2%
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/31	7,000,000	7,593,250
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/33	5,000,000	5,361,850
California Health Facilities Financing Authority Revenue,
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	513,245
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,102,750
Sutter Health, Refunding, Series B, 5.00%, 8/15/22	4,000,000	4,320,800
Sutter Health, Refunding, Series B, 5.25%, 8/15/23	13,000,000	14,113,840
California State GO,
Refunding, 5.00%, 8/01/21	55,000	55,166
Various Purpose, 5.50%, 4/01/21	20,000,000	20,880,600
Various Purpose, 5.25%, 10/01/23	25,050,000	28,163,214
Various Purpose, 5.25%, 10/01/24	9,780,000	10,980,984
Various Purpose, 5.25%, 10/01/25	5,000,000	5,610,300
Various Purpose, Refunding, 5.25%, 9/01/25	15,000,000	16,795,200
Various Purpose, Refunding, 5.00%, 10/01/25	15,000,000	17,124,450
Various Purpose, Refunding, 5.00%, 8/01/30	25,000,000	29,240,000
Various Purpose, Refunding, 5.00%, 8/01/30	10,000,000	11,667,300
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 10/01/20	2,000,000	2,173,860
Various Capital Projects, Series A, 5.25%, 10/01/22	3,300,000	3,706,461
Various Capital Projects, Series A, 5.25%, 10/01/23	5,365,000	6,003,972
Various Capital Projects, Series A, 5.25%, 10/01/24	3,000,000	3,353,970
Various Capital Projects, Series A, 5.25%, 10/01/25	3,000,000	3,350,670
Various Capital Projects, Series G, Subseries G-1, ETM, 5.25%, 10/01/18	5,605,000	5,737,558
Various Capital Projects, Series G, Subseries G-1, ETM, 5.25%, 10/01/19	10,000,000	10,599,600
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.00%, 10/01/21	15,055,000	15,899,134
Various Capital Projects, Series I, 5.00%, 11/01/18	4,000,000	4,099,080
Various Capital Projects, Series I, Pre-Refunded, 5.25%, 11/01/20	5,000,000	5,314,550
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	1,990,000	2,024,347
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,680,162
Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,338,680
El Dorado Irrigation District COP,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/22	2,610,000	2,742,197
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/23	2,860,000	3,014,812

franklintempleton.com	Annual Report	45

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Livermore-Amador Valley Water Management Agency Sewer Revenue,
Refunding, 5.00%, 8/01/24	$5,660,000	$6,270,884
Refunding, 5.00%, 8/01/25	4,765,000	5,274,283
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/26	11,025,000	12,551,301
Power System, Refunding, Series B, 5.00%, 7/01/31	8,220,000	9,731,740
Power System, Series B, 5.25%, 7/01/24	16,870,000	17,757,362
Power System, Series B, Pre-Refunded, 5.25%, 7/01/24	130,000	136,466
Power System, Series C, 5.00%, 7/01/32	4,615,000	5,485,158
Power System, Series C, 5.00%, 7/01/33	3,960,000	4,685,155
Power System, Series C, 5.00%, 7/01/34	4,080,000	4,805,057
Los Angeles Municipal Improvement Corp. Lease Revenue,
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/18	2,495,000	2,503,234
Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/19	3,180,000	3,311,143
Los Angeles USD,
GO, Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	5,941,725
[b] GO, Election of 2008, Series B-1, 5.00%, 7/01/32	8,000,000	9,485,760
Orange County Airport Revenue,
Series B, 5.00%, 7/01/20	3,465,000	3,625,499
Series B, 5.00%, 7/01/21	7,545,000	7,892,447
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/34	10,605,000	12,103,593
Refunding, Series A, 5.00%, 8/01/35	11,000,000	12,499,410
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	24,248,966
San Francisco City and County COP,
Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/25	4,000,000	4,150,320
Multiple Capital Improvement Projects, Series A, 5.25%, 4/01/26	2,500,000	2,601,450
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, Pre-Refunded, 5.25%, 1/01/23	8,000,000	8,260,720

		414,883,675

Colorado 1.3%
Colorado Springs Utilities System Revenue,
Refunding, Series A-1, 5.00%, 11/15/29	1,675,000	2,005,008
Refunding, Series A-1, 5.00%, 11/15/30	2,570,000	3,061,821
Refunding, Series A-1, 5.00%, 11/15/31	1,125,000	1,336,073
Denver City and County Airport System Revenue,
Subordinate, Series B, 5.25%, 11/15/26	5,000,000	5,729,250
Subordinate, Series B, 5.25%, 11/15/27	4,250,000	4,865,017
Denver City and County Excise Tax Revenue, Series A, AGMC Insured, ETM, 5.00%, 9/01/20	10,090,000	10,939,477
Denver City and County School District No. 1 GO, Refunding, 4.00%, 12/01/31	9,000,000	9,566,460
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18	885,000	909,904
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	15,739,920

		54,152,930

Connecticut 1.4%
Connecticut State GO,
Series E, 5.00%, 8/15/25	11,295,000	12,423,370
Series E, 5.00%, 8/15/26	18,585,000	20,343,699
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/28	10,000,000	10,906,800

46	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
University of Connecticut GO,
Series A, 5.00%, 3/15/29	$2,000,000	$2,253,300
Series A, 5.00%, 3/15/30	3,075,000	3,450,550
Series A, 5.00%, 3/15/31	5,025,000	5,619,859

		54,997,578

District of Columbia 0.3%
Washington Metropolitan Area Transit Authority Gross Revenue,
Series B, 5.00%, 7/01/31	5,000,000	5,866,150
Series B, 5.00%, 7/01/32	5,750,000	6,725,545

		12,591,695

Florida 7.8%
Broward County Water and Sewer Utility Revenue,
Refunding, Series B, 5.00%, 10/01/24	6,000,000	6,806,520
Refunding, Series B, 5.00%, 10/01/25	6,325,000	7,166,288
Clearwater City Water and Sewer Revenue, Refunding, 5.00%, 12/01/33	5,520,000	6,345,295
Florida State Board of Education GO,
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/32	12,855,000	13,864,375
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/33	5,000,000	5,363,350
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series E, 4.00%, 6/01/33	11,855,000	12,709,508
Gainesville Utilities System Revenue, Series A, 5.00%, 10/01/30	1,500,000	1,768,680
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	6,553,105
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28	6,000,000	6,658,980
JEA Water and Sewer System Revenue,
Refunding, Series A, 5.00%, 10/01/26	1,455,000	1,682,969
Refunding, Series A, 5.00%, 10/01/27	5,130,000	5,914,839
Refunding, Series A, 5.00%, 10/01/31	17,435,000	20,670,413
Series A, 5.00%, 10/01/29	1,205,000	1,381,990
Series A, Pre-Refunded, 5.00%, 10/01/26	1,530,000	1,772,551
Series A, Pre-Refunded, 5.00%, 10/01/27	5,375,000	6,227,099
Series A, Pre-Refunded, 5.00%, 10/01/29	1,265,000	1,465,540
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	6,040,000	6,917,914
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 4.25%, 10/01/18	6,920,000	7,032,381
Miami International Airport, Refunding, Series A, 4.50%, 10/01/19	4,805,000	5,018,486
Miami International Airport, Refunding, Series A, 5.00%, 10/01/21	5,000,000	5,405,550
Miami International Airport, Refunding, Series A, 5.00%, 10/01/22	5,890,000	6,366,206
Miami International Airport, Refunding, Series A, 5.25%, 10/01/23	4,875,000	5,298,443
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 2/01/23	12,115,000	12,514,068
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/24	2,250,000	2,511,765
5.00%, 7/01/25	3,000,000	3,343,770
5.00%, 7/01/26	4,000,000	4,451,360
5.00%, 7/01/27	4,000,000	4,442,600
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%, 10/01/27	15,000,000	17,075,700
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/27	1,000,000	1,156,700
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/28	1,000,000	1,147,890
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/30	2,875,000	3,262,866

franklintempleton.com	Annual Report	47

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Orlando Utilities Commission Utility System Revenue,
Refunding, Series A, 5.00%, 10/01/24	$2,405,000	$2,807,405
Refunding, Series A, 5.00%, 10/01/25	2,000,000	2,359,940
Series A, 5.00%, 10/01/30	6,535,000	7,747,700
Series A, 5.00%, 10/01/31	4,540,000	5,361,558
Series A, 5.00%, 10/01/32	4,325,000	5,095,715
Series A, 5.00%, 10/01/33	1,755,000	2,059,721
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 7/01/23	10,000,000	11,400,800
Refunding, Series B, AGMC Insured, 5.00%, 7/01/24	14,650,000	16,686,350
Palm Beach County School Board COP, Master Lease Purchase Agreement, Refunding, Series B, 5.00%, 8/01/25	4,000,000	4,678,720
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	19,206,424
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%, 10/01/28	1,240,000	1,421,375
Pasco County Solid Waste Disposal and Resource Recovery System Revenue,
Series D, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	9,490,000	9,519,609
Series D, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	10,455,000	10,487,620
Port St. Lucie Utility System Revenue,
Refunding, 4.00%, 9/01/30	2,500,000	2,640,150
Refunding, 4.00%, 9/01/31	4,135,000	4,338,566
Sarasota County Utility System Revenue,
Refunding, Series B, 4.00%, 10/01/35	1,000,000	1,053,630
Refunding, Series B, 4.00%, 10/01/36	2,000,000	2,102,900
Refunding, Series B, 4.00%, 10/01/37	2,670,000	2,795,757
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated Group, Refunding, 4.00%, 8/15/33	6,000,000	6,166,500
Tohopekaliga Water Authority Utility System Revenue, Refunding, 4.00%, 10/01/32	5,000,000	5,328,900

		315,556,541

Georgia 1.8%
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/27	7,000,000	7,980,420
General, sub. lien, Refunding, Series A, 5.00%, 1/01/28	5,100,000	5,814,306
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/26	5,165,000	6,032,772
Refunding, Series B, AGMC Insured, 5.00%, 11/01/20	2,875,000	3,033,355
Refunding, Series B, AGMC Insured, 5.00%, 11/01/21	3,100,000	3,270,221
Series B, AGMC Insured, Pre-Refunded, 5.00%, 11/01/20	5,700,000	6,025,527
Series B, AGMC Insured, Pre-Refunded, 5.00%, 11/01/21	6,130,000	6,480,084
Fulton County Development Authority Revenue,
Spelman College, Refunding, 5.00%, 6/01/28	3,785,000	4,343,666
Spelman College, Refunding, 5.00%, 6/01/29	4,385,000	5,019,817
Spelman College, Refunding, 5.00%, 6/01/30	4,805,000	5,483,658
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/27	1,750,000	2,020,095
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/28	2,100,000	2,409,813
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/29	2,000,000	2,283,300
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/30	1,000,000	1,136,640

48	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Georgia Municipal Electric Authority Revenue, Project One, Subordinated, Series B, 5.00%, 1/01/20	$10,000,000	$10,558,600

		71,892,274

Hawaii 0.9%
Hawaii State GO,
Series EO, 5.00%, 8/01/28	25,000,000	28,858,250
Series FG, 4.00%, 10/01/32	5,285,000	5,616,264

		34,474,514

Illinois 1.5%
Chicago O’Hare International Airport Revenue, General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/22	5,215,000	5,548,134
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307, Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	6,676,985
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22	12,395,000	13,756,219
Illinois State Finance Authority Revenue,
Northwestern University, 5.00%, 12/01/28	1,675,000	2,037,470
Rush University Medical Center Obligated Group, Series A, Pre-Refunded, 6.75%, 11/01/24	5,000,000	5,177,750
Illinois State GO,
MAC Insured, 5.00%, 2/01/26	5,650,000	6,225,848
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	19,657,620
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, Pre-Refunded, 5.00%, 6/15/23	600,000	673,302

		59,753,328

Kansas 0.2%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A, 5.00%, 9/01/28	8,000,000	9,260,080

Kentucky 0.9%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust, First Series A, 5.00%, 9/01/20	6,000,000	6,472,920
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/26	2,570,000	3,027,126
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/27	2,000,000	2,377,100
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/28	3,000,000	3,546,630
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/22	1,000,000	1,045,780
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System, Refunding, Series A, 5.00%, 5/15/24	7,000,000	7,785,400
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/29	5,500,000	6,189,260
Refunding, Series A, AGMC Insured, 5.00%, 10/01/31	5,500,000	6,149,990

		36,594,206

Louisiana 1.6%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding, Series B, Assured Guaranty, 5.00%, 12/01/21	15,000,000	15,856,200
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/25	2,400,000	2,745,792
Refunding, AGMC Insured, 5.00%, 11/01/27	3,500,000	3,975,965
Refunding, AGMC Insured, 5.00%, 11/01/29	4,685,000	5,281,073
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/29	10,000	11,892
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/30	5,000	5,946
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/32	15,000	17,839

franklintempleton.com	Annual Report	49

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority Revenue, (continued)
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/28	$1,000,000	$1,146,750
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29	2,000,000	2,279,780
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29	1,240,000	1,403,680
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30	2,250,000	2,553,255
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30	995,000	1,121,315
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/31	1,745,000	1,971,309
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32	1,750,000	1,969,590
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32	1,485,000	1,658,270
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/33	2,000,000	2,242,560
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25	10,000,000	11,498,400
New Orleans Aviation Board Revenue, Restructuring GARB, Series A-1, Assured Guaranty, Pre-Refunded, 6.00%, 1/01/23	2,000,000	2,076,680
Parishwide School District GO, Parish of Orleans, Refunding, AGMC Insured, 5.00%, 9/01/18	5,000,000	5,087,100

		62,903,396

Maryland 1.9%
Anne Arundel County GO,
Consolidated General Improvements, 5.00%, 10/01/31	3,110,000	3,620,475
Consolidated General Improvements, Refunding, 5.00%, 4/01/29	7,495,000	8,709,190
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series C, 5.00%, 7/01/30	6,450,000	7,569,656
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series C, 5.00%, 7/01/32	5,905,000	6,884,758
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series D, 5.00%, 7/01/28	2,790,000	3,215,921
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series D, 5.00%, 7/01/29	5,835,000	6,686,385
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/29	1,000,000	1,169,320
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/30	2,940,000	3,422,807
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/31	2,085,000	2,418,579
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/32	3,240,000	3,747,449
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/29	1,320,000	1,543,502
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/30	1,785,000	2,078,133
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/31	3,765,000	4,367,362
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/32	4,000,000	4,626,480
Maryland State Health and Higher Educational Facilities Authority Revenue,
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/30	8,520,000	9,748,243
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/31	7,415,000	8,451,914

		78,260,174

Massachusetts 2.9%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,315,650
Massachusetts State GO,
Refunding, Series A, 5.00%, 7/01/28	7,500,000	8,726,700
Refunding, Series A, 5.00%, 7/01/29	6,000,000	7,016,340
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup Issue, Capital Asset Program, Series B-2, NATL Insured, Pre-Refunded, 5.375%, 2/01/26	1,720,000	1,748,810
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series A, 5.00%, 8/15/25.	10,975,000	12,360,923
Senior, Refunding, Series A, 5.00%, 8/15/26.	7,000,000	7,874,440
Senior, Refunding, Series B, 5.00%, 8/15/27.	6,000,000	6,733,200

50	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Water Pollution Abatement Trust Revenue,
State Revolving Fund, Refunding, 5.00%, 8/01/26	$10,650,000	$12,756,996
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/24	9,380,000	10,681,194
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/25	9,750,000	11,078,047
Massachusetts Water Resources Authority Revenue, General, Green Bonds, Refunding, Series C, 5.00%, 8/01/32	13,920,000	16,451,213
University of Massachusetts Building Authority Revenue,
Refunding, Senior Series 3, 5.00%, 11/01/31	10,035,000	11,873,914
Senior Series 3, 5.00%, 11/01/32	5,000,000	5,902,300

		118,519,727

Michigan 2.0%
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/30	1,860,000	2,142,069
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/31	2,010,000	2,303,802
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/32	2,310,000	2,636,865
Michigan Finance Authority Revenue,
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/34	8,200,000	9,249,436
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/24	5,000,000	5,679,150
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	7,937,650
Michigan State GO, School Loan, Series A, Pre-Refunded, 5.25%, 11/01/22	10,000,000	10,260,100
Michigan State Hospital Finance Authority Revenue,
Ascension Health Credit Group, 4.00%, 11/15/31	5,100,000	5,370,759
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/31	2,700,000	3,118,743
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/32	1,250,000	1,440,462
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/24	8,000,000	8,978,960
Michigan State Strategic Fund Limited Obligation Revenue,
Michigan House of Representatives Facilities, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/15/22	4,000,000	4,098,360
Michigan House of Representatives Facilities, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/15/23	1,000,000	1,024,590
Wayne State University Revenue,
General, Refunding, Series A, 5.00%, 11/15/18	3,195,000	3,275,099
General, Refunding, Series A, 5.00%, 11/15/19	3,905,000	4,129,772
General, Refunding, Series A, 5.00%, 11/15/20	3,935,000	4,143,752
General, Series A, ETM, 5.00%, 11/15/18	1,070,000	1,097,199
General, Series A, ETM, 5.00%, 11/15/19	1,305,000	1,378,980
General, Series A, Pre-Refunded, 5.00%, 11/15/20	1,320,000	1,394,831

		79,660,579

Minnesota 1.5%
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/21	4,165,000	4,426,895
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/22	5,570,000	5,905,425
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.25%, 2/15/23	5,000,000	5,341,600
University of Minnesota GO,
Refunding, Series B, 5.00%, 12/01/30	8,060,000	9,623,801
Refunding, Series B, 5.00%, 12/01/31	13,900,000	16,531,409
Refunding, Series B, 5.00%, 12/01/32	4,405,000	5,226,488

franklintempleton.com	Annual Report	51

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
University of Minnesota GO, (continued)
Refunding, Series B, 5.00%, 12/01/33	$6,755,000	$7,983,127
Series A, 5.00%, 4/01/30	4,970,000	5,830,208

		60,868,953

Missouri 0.3%
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Plum Point Project, Refunding, Series A, 5.00%, 1/01/27	3,250,000	3,676,497
Plum Point Project, Refunding, Series A, 5.00%, 1/01/28	4,500,000	5,072,670
Plum Point Project, Refunding, Series A, 5.00%, 1/01/29	4,045,000	4,543,789

		13,292,956

Nevada 1.2%
Clark County Airport System Revenue,
sub. lien, Series C, AGMC Insured, 5.00%, 7/01/22	5,000,000	5,228,250
sub. lien, Series C, AGMC Insured, 5.00%, 7/01/23	15,000,000	15,682,650
Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19	4,600,000	4,749,040
Clark County Water Reclamation District GO,
Series A, Pre-Refunded, 5.25%, 7/01/21	3,435,000	3,605,857
Series A, Pre-Refunded, 5.25%, 7/01/22	3,120,000	3,275,189
Series B, Pre-Refunded, 5.25%, 7/01/21	3,430,000	3,600,608
Series B, Pre-Refunded, 5.25%, 7/01/22	3,615,000	3,794,810
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	6,819,502

		46,755,906

New Hampshire 0.2%
Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25	7,930,000	8,661,780

New Jersey 5.9%
Hudson County Improvement Authority Facility Lease Revenue,
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/22	5,220,000	5,896,982
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/23	5,375,000	6,160,072
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/24	2,050,000	2,382,571
New Jersey EDA Revenue,
School Facilities Construction, Refunding, Series EE, 5.25%, 9/01/24	12,210,000	13,031,611
School Facilities Construction, Series AAA, 5.00%, 6/15/34	5,000,000	5,374,700
New Jersey Health Care Facilities Financing Authority Revenue,
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/20	10,000,000	10,738,800
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/21	20,535,000	22,572,483
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/30	900,000	1,031,310
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/31	1,080,000	1,232,885
New Jersey State COP,
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/22	10,000,000	10,465,200
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/23	17,945,000	18,779,801
New Jersey State Educational Facilities Authority Revenue,
Higher Education Capital Improvement Fund Issue, Series B, 5.00%, 9/01/36	5,000,000	5,309,050
Kean University Issue, Series A, Pre-Refunded, 5.00%, 9/01/21	6,000,000	6,297,900
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,632,125
Series A, 5.375%, 6/01/24	5,110,000	5,276,944
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	28,633,293
Transportation System, Refunding, Series A, 5.50%, 12/15/22	25,000,000	27,872,250
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	12,946,163

52	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Turnpike Authority Revenue,
Turnpike, Refunding, Series H, 5.00%, 1/01/20	$6,540,000	$6,729,202
Turnpike, Series H, Pre-Refunded, 5.00%, 1/01/20	3,460,000	3,561,274
Turnpike, Series H, Pre-Refunded, 5.00%, 1/01/21	13,060,000	13,453,237
Turnpike, Series H, Pre-Refunded, 5.00%, 1/01/21	6,940,000	7,143,134
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	5,000,000	5,664,050
Refunding, Series J, 5.00%, 5/01/27	10,830,000	12,228,911
Series L, 5.00%, 5/01/27	5,270,000	5,950,726

		241,364,674

New York 9.2%
Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/23	6,235,000	6,975,905
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/24	8,000,000	8,950,640
City School District of the City of Buffalo Project, Series A, AGMC Insured, Pre-Refunded, 5.75%, 5/01/22.	5,000,000	5,036,750
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.00%, 5/01/22	14,840,000	15,452,595
Long Island Power Authority Electric System Revenue, General, Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,580,450
MTA Revenue,
Transportation, Refunding, Series F, 5.00%, 11/15/26	25,000,000	28,062,750
Transportation, Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	4,803,683
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/27	3,500,000	4,021,885
Transportation, Series C, 5.75%, 11/15/18	3,345,000	3,448,227
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of Long Island Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	9,816,840
New York City GO,
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27	10,000,000	11,267,400
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	11,649,930
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22	8,000,000	9,016,160
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23	6,860,000	7,857,787
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/25	2,000,000	2,343,320
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/26	10,000,000	11,578,100
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/27	7,500,000	8,673,300
Fiscal 2017, Subseries A-1, 5.00%, 8/01/29	10,000,000	11,622,500
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2009, Series S-3, 5.00%, 1/15/23	5,000,000	5,152,700
Fiscal 2009, Series S-4, 5.00%, 1/15/21	4,665,000	4,808,309
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2003, Refunding, Subseries A-1, 5.00%, 11/01/23	11,500,000	12,781,560
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/23	12,805,000	13,932,224
Future Tax Secured, Subordinate, Fiscal 2012, Series C, 5.00%, 11/01/24	7,620,000	8,460,638
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/27	8,740,000	10,027,227
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/28	5,000,000	5,709,700
New York State Dormitory Authority Revenues,
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/29	10,000,000	11,405,200
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	350,000	367,819
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/24	4,035,000	4,255,392

franklintempleton.com	Annual Report	53

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/24	$615,000	$648,093
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL Insured, 5.50%, 7/01/23	7,915,000	9,252,160
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1, 5.00%, 2/15/19	3,245,000	3,352,961
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/24	7,000,000	7,845,250
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 12/15/27	10,000,000	11,303,900
General Purpose, Refunding, Series A, 5.00%, 3/15/28	7,185,000	8,322,242
General Purpose, Refunding, Series E, 5.00%, 2/15/28	10,000,000	11,565,600
General Purpose, Refunding, Series E, 5.00%, 2/15/30	5,000,000	5,751,850
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B, 5.00%, 4/01/21	12,000,000	12,854,520
New York State Thruway Authority General Revenue,
Refunding, Series H, NATL Insured, 5.00%, 1/01/22	10,000,000	10,028,700
Series I, 5.00%, 1/01/26	10,000,000	11,057,800
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/19	9,570,000	9,937,009
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Service Contract, Refunding, Series C, 5.00%, 1/01/20	6,500,000	6,904,300
State Personal Income Tax, General Purpose, Series D, 5.00%, 3/15/24	10,000,000	11,404,600
Rockland County Solid Waste Management Authority Revenue, Refunding, Series A, Assured Guaranty, 5.375%, 12/15/18	1,655,000	1,704,501
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project, Refunding, 5.00%, 7/01/22	10,000,000	10,870,700

		375,863,177

North Carolina 0.9%
Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	5,000,000	5,746,700
Charlotte Water and Sewer System Revenue, Refunding, 5.00%, 7/01/27	10,000,000	11,767,300
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 5.00%, 4/01/32	2,830,000	3,264,122
Refunding, 5.00%, 4/01/34	1,400,000	1,601,726
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, ETM, 5.00%, 1/01/21	10,000,000	10,887,700
Series C, Assured Guaranty, ETM, 6.00%, 1/01/19	500,000	519,170
Oak Island Enterprise System Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/23	1,735,000	1,820,830

		35,607,548

Ohio 6.3%
Akron Income Tax Revenue,
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/24	5,265,000	5,898,064
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/25	6,645,000	7,432,499
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/26	8,240,000	9,198,724
American Municipal Power Inc. Revenue,
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/29	1,000,000	1,142,840
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/30	1,000,000	1,137,530

54	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cincinnati GO,
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/24	$1,270,000	$1,432,090
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/25	2,000,000	2,255,260
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/27	2,000,000	2,255,260
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/28	2,350,000	2,649,930
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/25	5,000,000	5,484,450
Refunding, Series A, AGMC Insured, 5.00%, 1/01/26	5,000,000	5,471,000
Cleveland Water Revenue,
second lien, Series A, Pre-Refunded, 5.00%, 1/01/25	2,500,000	2,791,825
second lien, Series A, Pre-Refunded, 5.00%, 1/01/26	2,000,000	2,233,460
Cuyahoga County EDR,
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/20	7,000,000	7,597,590
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/21	7,300,000	7,943,714
Hamilton County Sewer System Revenue,
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/24	2,500,000	2,884,650
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/25	2,400,000	2,762,256
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/26	4,000,000	4,592,120
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/27	5,000,000	5,725,600
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/28	3,000,000	3,426,690
Kent State University Revenues,
General Receipts, Series A, 5.00%, 5/01/23	1,200,000	1,341,072
General Receipts, Series A, 5.00%, 5/01/24	1,500,000	1,675,065
General Receipts, Series A, 5.00%, 5/01/25	1,500,000	1,672,530
General Receipts, Series A, 5.00%, 5/01/26	1,600,000	1,781,328
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects, Refunding, Series C, 5.00%, 10/01/22	5,780,000	6,254,943
Ohio State GO,
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/24	8,585,000	9,514,584
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/25	7,000,000	7,757,960
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre-Refunded, 5.00%, 5/01/26	11,000,000	12,835,020
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre-Refunded, 5.00%, 5/01/27	5,000,000	5,834,100
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre-Refunded, 5.00%, 5/01/28	9,100,000	10,618,062
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series T, 5.00%, 5/01/31	5,000,000	5,910,100
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series T, 5.00%, 5/01/32	5,000,000	5,887,900
Ohio State Turnpike Commission Revenue, Turnpike, Refunding, Series A, NATL Insured, 5.50%, 2/15/24	10,000,000	11,449,400
Ohio State Water Development Authority Revenue, Fresh Water, Series A, 5.00%, 12/01/30	5,875,000	6,882,034
Ohio State Water Development Authority Water PCR, Loan Fund, Series A, 5.00%, 12/01/31	10,000,000	11,816,800

franklintempleton.com	Annual Report	55

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Toledo City School District GO,
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/24	$2,920,000	$3,294,986
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/25	4,125,000	4,624,991
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/26	4,340,000	4,863,968
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/27	4,565,000	5,094,357
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/25	4,000,000	4,537,080
Improvement and Refunding, 5.00%, 11/15/26	6,140,000	6,951,524
Improvement and Refunding, 5.00%, 11/15/27	6,450,000	7,289,016
Improvement and Refunding, 5.00%, 11/15/28	6,570,000	7,397,163
University of Cincinnati General Receipts Revenue,
Series C, 5.00%, 6/01/25	3,010,000	3,397,989
Series C, Assured Guaranty, 5.00%, 6/01/21	11,810,000	12,503,011
Series C, Assured Guaranty, 5.00%, 6/01/22	11,675,000	12,358,104

		257,858,639

Oregon 1.7%
Clackamas County School District No. 12 North Clackamas, Series B, 5.00%, 6/15/32	3,725,000	4,370,915
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community Inc., Pre-Refunded, 7.375%, 1/01/23	2,000,000	2,095,880
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series A, 5.00%, 11/15/25	10,000,000	11,330,200
senior lien, Refunding, Series A, 5.00%, 11/15/27	13,000,000	15,124,460
senior lien, Refunding, Series A, 5.00%, 11/15/28	3,500,000	4,067,245
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/22	5,840,000	6,088,317
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	5,000,000	5,692,600
Washington Counties School District No. 48J Beaverton GO,
5.00%, 6/15/27	5,000,000	5,760,450
5.00%, 6/15/28	5,000,000	5,751,000
5.00%, 6/15/29	7,500,000	8,598,225

		68,879,292

Pennsylvania 4.9%
Allegheny County Hospital Development Authority Revenue,
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/19	9,000,000	9,368,370
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/20	7,500,000	8,031,000
Allegheny County Sanitary Authority Sewer Revenue, Refunding, AGMC Insured, 4.00%, 12/01/32	2,250,000	2,375,753
Commonwealth Financing Authority Revenue,
Series C-1, AGMC Insured, 5.00%, 6/01/22	4,130,000	4,414,020
Series C-1, AGMC Insured, 5.00%, 6/01/23	4,345,000	4,640,808
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%, 12/15/25	5,345,000	6,079,563
Series A, 5.25%, 12/15/26	5,835,000	6,606,795
Pennsylvania State GO, Second Series, 5.00%, 10/15/26	13,375,000	15,124,985
Pennsylvania State Higher Educational Facilities Authority Revenue,
The Trustees of the University of Pennsylvania, Refunding, Series A, 4.00%, 8/15/31	3,775,000	4,043,289
University of Pennsylvania Health System, Series A, 4.00%, 8/15/34	5,895,000	6,120,779
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	34,144,462
Series E, Pre-Refunded, 5.00%, 12/01/24	5,000,000	5,577,150
Series E, Pre-Refunded, 5.00%, 12/01/25	10,000,000	11,154,300
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/22	6,070,000	6,332,952

56	Annual Report	franklintempleton.com

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STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Turnpike Commission Turnpike Revenue, (continued)
Subordinate, Series C, Subseries C-1, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/23	$10,000,000	$10,115,800
Pennsylvania State University Revenue, Series A, 5.00%, 9/01/30	4,000,000	4,729,400
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/30	2,000,000	2,302,860
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/31	4,030,000	4,629,624
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/29	2,000,000	2,290,820
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	17,810,000	18,725,256
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/22	2,190,000	2,303,814
Philadelphia Municipal Authority Lease Revenue, Pre-Refunded, 6.00%, 4/01/22	7,065,000	7,407,511
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,052,400
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,218,050
Refunding, Series B, 5.00%, 11/01/31	5,750,000	6,661,260
Series A, Pre-Refunded, 5.00%, 1/01/20	1,210,000	1,245,925
Series A, Pre-Refunded, 5.25%, 1/01/21	3,655,000	3,771,046
Series A, Pre-Refunded, 5.25%, 1/01/22	2,330,000	2,403,978

		200,871,970

South Carolina 1.3%
Anderson Water and Sewer System Revenue,
Refunding, AGMC Insured, 5.00%, 7/01/22	2,555,000	2,864,615
Refunding, AGMC Insured, 5.00%, 7/01/23	2,695,000	3,008,536
Refunding, AGMC Insured, 5.00%, 7/01/24	2,825,000	3,140,072
Refunding, AGMC Insured, 5.00%, 7/01/25	2,965,000	3,280,180
Berkeley County Utility Revenue,
Combined Utility System, Refunding, 5.00%, 6/01/25	3,665,000	4,178,613
Combined Utility System, Refunding, 5.00%, 6/01/26	1,700,000	1,930,095
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement, 5.375%, 8/01/22	6,000,000	6,253,380
South Carolina State Transportation Infrastructure Bank Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/25	12,935,000	14,468,833
Refunding, Series B, AGMC Insured, 5.00%, 10/01/26	13,440,000	14,983,987

		54,108,311

Tennessee 1.4%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22	15,805,000	17,719,776
Metropolitan Government of Nashville and Davidson County GO, Improvement, Series A, Pre-Refunded, 5.00%, 1/01/26	5,000,000	5,682,350
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.00%, 7/01/26	1,675,000	1,900,606
Refunding, 5.00%, 7/01/27	1,800,000	2,042,442
Tennessee State School Bond Authority Revenue,
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/28	8,180,000	9,566,919
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/30	4,355,000	5,197,779
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/31	3,710,000	4,414,047
Higher Educational Facilities Second Program, Series A, 5.00%, 11/01/30	5,245,000	6,260,012
Higher Educational Facilities Second Program, Series A, 5.00%, 11/01/31	2,000,000	2,379,540
Higher Educational Facilities Second Program, Series A, 5.00%, 11/01/32	1,500,000	1,780,455

		56,943,926

franklintempleton.com	Annual Report	57

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas 10.3%
Austin Water and Wastewater System Revenue,
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/26	$4,835,000	$5,454,992
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/27	4,000,000	4,512,920
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/29	3,700,000	4,397,672
Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/28	5,000,000	5,658,250
Clear Creek ISD,
GO, Refunding, Series A, 5.00%, 2/15/25	11,370,000	12,600,689
GO, Refunding, Series A, 5.00%, 2/15/26	12,060,000	13,336,430
Dallas Waterworks and Sewer System Revenue,
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/30	1,500,000	1,772,820
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/31	2,500,000	2,943,225
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/32	1,000,000	1,174,540
Dallas/Fort Worth International Airport Revenue,
Joint Refunding, Series D, 5.25%, 11/01/27	5,000,000	5,750,300
Joint Refunding, Series D, 5.25%, 11/01/28	2,100,000	2,407,923
El Paso ISD,
GO, Refunding, PSF Guarantee, 5.00%, 8/15/27	5,460,000	6,357,078
GO, Refunding, PSF Guarantee, 5.00%, 8/15/28	2,500,000	2,896,100
Fort Worth GO,
Tarrant Denton Parker and Wise Counties, General Purpose, Refunding and Improvement, 5.00%, 3/01/25	6,000,000	6,673,560
Tarrant Denton Parker and Wise Counties, General Purpose, Refunding and Improvement, 5.00%, 3/01/26	6,790,000	7,541,178
Harris County MTA Revenue,
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/28	2,000,000	2,314,400
Sales and Use Tax, Contractual Obligations, Pre-Refunded, 5.00%, 11/01/26	2,000,000	2,345,300
Sales and Use Tax, Contractual Obligations, Pre-Refunded, 5.00%, 11/01/27	2,000,000	2,345,300
Harris County Toll Road Revenue,
senior lien, Refunding, Series A, 5.00%, 8/15/32	2,500,000	2,939,200
senior lien, Refunding, Series A, 5.00%, 8/15/33	2,500,000	2,927,425
Houston GO,
Public Improvement, Refunding, Series A, 5.00%, 3/01/22	3,855,000	4,106,924
Public Improvement, Series A, Pre-Refunded, 5.00%, 3/01/22	6,145,000	6,549,034
Houston ISD, GO, Harris County, Limited Tax Schoolhouse, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	10,000,000	11,706,300
Houston Utility System Revenue,
Combined, first lien, Refunding, Series B, 5.00%, 11/15/29	10,000,000	11,696,800
Combined, first lien, Refunding, Series B, 5.00%, 11/15/34	3,250,000	3,772,730
Combined, first lien, Refunding, Series B, 5.00%, 11/15/35	4,500,000	5,207,445
Combined, first lien, Refunding, Series C, 5.00%, 5/15/24	5,000,000	5,791,750
Combined, first lien, Refunding, Series C, 5.00%, 5/15/26	19,690,000	22,672,444
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/24	6,000,000	6,549,720
LCRA Transmission Services Corp. Project, Refunding, Series B, 5.00%, 5/15/24	10,620,000	11,593,004
North Texas Tollway Authority Revenue,
Special Projects System, Series D, Pre-Refunded, 5.00%, 9/01/24	12,000,000	13,287,240
System, first tier, Refunding, Series A, 5.00%, 1/01/28	6,500,000	7,503,990
System, first tier, Refunding, Series A, 4.00%, 1/01/33	5,000,000	5,262,100
Northwest ISD,
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	4,815,000	5,568,836
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	7,015,000	8,089,137

58	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Sabine River Authority PCR, Southwestern Electric Power Co. Project, Refunding, NATL Insured, 4.95%, 3/01/18	$15,000,000	$15,000,000
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	5,220,000	5,968,600
San Antonio Electric and Gas Systems Revenue,
Refunding, 5.25%, 2/01/25	27,000,000	32,101,920
Refunding, 5.00%, 2/01/27	10,415,000	12,241,166
San Antonio Water System Revenue,
junior lien, Refunding, Series A, 5.00%, 5/15/24	1,500,000	1,727,370
junior lien, Refunding, Series A, 5.00%, 5/15/26	2,200,000	2,520,760
junior lien, Refunding, Series A, 5.00%, 5/15/28	2,000,000	2,280,120
junior lien, Refunding, Series A, 5.00%, 5/15/29	1,000,000	1,137,770
junior lien, Refunding, Series C, 5.00%, 5/15/31	8,855,000	10,290,661
Texas Transportation Commission State Highway Fund Revenue,
first tier, Refunding, Series A, 5.00%, 4/01/23	20,000,000	22,811,800
first tier, Refunding, Series A, 5.00%, 4/01/24	20,000,000	23,195,200
first tier, Refunding, Series A, 5.00%, 4/01/25	20,000,000	23,220,000
Trinity River Authority Revenue, Refunding, 5.00%, 2/01/28	3,000,000	3,493,290
University of Houston Revenue,
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27	4,745,000	5,188,278
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27	255,000	277,670
University of Texas System Revenue, Board of Regents, Permanent University Fund, Series B, 5.00%, 7/01/27	10,000,000	11,626,700
Williamson County GO,
Refunding, 5.00%, 2/15/23	6,235,000	6,967,613
Refunding, 5.00%, 2/15/25	13,780,000	15,376,827

		421,132,501

Utah 0.7%
State Board of Regents University of Utah Revenue, Refunding, Series A, 5.00%, 8/01/30	4,400,000	5,212,108
Utah State Board of Regents Student Loan Revenue,
Refunding, Series EE-2, 5.00%, 11/01/20	9,000,000	9,777,510
Refunding, Series EE-2, 5.00%, 11/01/21	9,000,000	9,789,750
Utah State Transit Authority Sales Tax Revenue, sub. bond, Refunding, 4.00%, 12/15/31	4,000,000	4,237,120

		29,016,488

Virginia 4.2%
Norfolk Water Revenue,
Pre-Refunded, 5.00%, 11/01/24	6,050,000	6,781,808
Pre-Refunded, 5.00%, 11/01/25	5,910,000	6,624,874
Refunding, 5.00%, 11/01/24	95,000	106,128
Refunding, 5.00%, 11/01/25	90,000	100,390
Richmond Public Utility Revenue, Refunding, Series A, 5.00%, 1/15/32	10,000,000	11,597,400
Upper Occoquan Sewage Authority Regional Sewerage System Revenue, Refunding, Series B, 4.00%, 7/01/35	9,665,000	10,226,150
Virginia Beach Development Authority Public Facility Revenue,
Refunding, Series B, 5.00%, 8/01/19	12,635,000	13,254,873
Refunding, Series B, 5.00%, 8/01/20	13,450,000	14,475,293
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, Pre-Refunded, 5.00%, 2/01/25	13,080,000	15,178,947
21st Century College and Equipment Programs, Series D, 5.00%, 2/01/25	7,405,000	8,660,666

franklintempleton.com	Annual Report	59

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia State PBA Public Facilities Revenue,
Refunding, Series B, 4.00%, 8/01/29	$12,060,000	$13,034,569
Series B, Pre-Refunded, 4.00%, 8/01/29	1,075,000	1,200,979
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/23	8,535,000	9,776,416
School Financing, 1997 Resolution, Series C, 5.00%, 8/01/26	4,335,000	5,043,209
School Financing, 1997 Resolution, Series C, 5.00%, 8/01/27	4,460,000	5,148,312
Virginia State Resources Authority Clean Water Revenue,
Revolving Fund, Refunding, 5.00%, 10/01/27	5,825,000	6,877,752
Revolving Fund, Refunding, 5.00%, 10/01/28	11,950,000	14,073,395
Revolving Fund, Refunding, Series B, 5.00%, 10/01/26	26,155,000	30,548,517

		172,709,678

Washington 3.7%
Energy Northwest Electric Revenue,
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/22	3,250,000	3,658,200
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23	3,500,000	4,007,325
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/24	1,250,000	1,452,538
King County School District No. 403 Renton GO,
Refunding, 5.00%, 12/01/27	3,500,000	4,107,285
Refunding, 5.00%, 12/01/28	4,000,000	4,675,640
King County Sewer Revenue,
Refunding, Series B, 5.00%, 7/01/25	1,200,000	1,397,508
Refunding, Series B, 5.00%, 7/01/26	1,200,000	1,392,900
Refunding, Series B, 5.00%, 7/01/27	1,900,000	2,199,345
Refunding, Series B, 5.00%, 7/01/28	3,050,000	3,526,654
Refunding, Series B, 5.00%, 7/01/29	2,600,000	2,984,878
Seattle Drain and Wastewater Revenue,
Refunding, 5.00%, 5/01/24	5,230,000	6,069,676
Refunding, 5.00%, 5/01/25	5,500,000	6,352,115
Refunding, 5.00%, 5/01/26	2,995,000	3,462,759
Refunding, 5.00%, 5/01/27	3,150,000	3,624,358
Seattle Municipal Light and Power Revenue,
Improvement and Refunding, Series B, 5.00%, 2/01/19	6,805,000	7,027,864
Improvement and Refunding, Series B, 5.00%, 2/01/20	7,000,000	7,457,730
Improvement and Refunding, Series C, 4.00%, 9/01/34	10,300,000	10,918,206
Washington Health Care Facilities Authority Revenue,
Overlake Hospital Medical Center, Refunding, Series B, 5.00%, 7/01/30	1,000,000	1,145,300
Overlake Hospital Medical Center, Refunding, Series B, 5.00%, 7/01/31	1,925,000	2,192,537
Virginia Mason Medical Center, Refunding, 5.00%, 8/15/31	2,250,000	2,531,137
Virginia Mason Medical Center, Refunding, 5.00%, 8/15/32	4,005,000	4,491,728
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25	29,370,000	34,147,618
Various Purpose, Series D, 5.00%, 2/01/31	5,480,000	6,401,572
Various Purpose, Series D, 5.00%, 2/01/32	10,000,000	11,630,400
Various Purpose, Series D, Pre-Refunded, 5.00%, 2/01/25	13,955,000	15,612,714

		152,467,987

60	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Wisconsin 0.4%
Wisconsin State Transportation Revenue,
Refunding, Series 1, 5.00%, 7/01/24	$6,560,000	$7,331,850
Refunding, Series 2, 5.00%, 7/01/31	5,000,000	5,893,050
Series 1, Pre-Refunded, 5.00%, 7/01/24	3,440,000	3,872,064

		17,096,964

U.S. Territories 0.1%
Guam 0.1%
Guam Government Limited Obligation Revenue,
Section 30, Series A, ETM, 5.50%, 12/01/18	1,540,000	1,588,371
Section 30, Series A, ETM, 5.50%, 12/01/19	1,025,000	1,095,602

		2,683,973

Total Municipal Bonds before Short Term Investments (Cost $3,825,636,858)		3,933,145,450

Short Term Investments 2.8%
Municipal Bonds 2.8%
Arizona 0.7%
[c] Arizona Health Facilities Authority Revenue, Banner Health, Series C, LOC Bank of America, Daily VRDN and Put, 1.09%, 1/01/46	5,900,000	5,900,000
[c] Phoenix IDA Health Care Facilities Revenue, Mayo Clinic, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.06%, 11/15/52	21,500,000	21,500,000

		27,400,000

Colorado 0.0%†
[c] Denver City and County COP, Wellington E. Webb Municipal Office Building, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.09%, 12/01/29	1,600,000	1,600,000

Florida 0.5%
[c] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.17%, 9/01/28	21,600,000	21,600,000

Michigan 0.1%
[c] Green Lake Township EDC Revenue, Interlochen Center for the Arts Project, Refunding, LOC Harris Trust & Savings Bank, Daily VRDN and Put, 1.09%, 6/01/34	5,600,000	5,600,000

New York 1.5%
[c] New York City GO, Fiscal 2015, Series F, Subseries F-6, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.10%, 6/01/44	39,800,000	39,800,000
[c] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-1, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.10%, 6/15/50	13,000,000	13,000,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-4, SPA Bank of Montreal, Daily VRDN and Put, 1.11%, 6/15/49	6,600,000	6,600,000

		59,400,000

North Carolina 0.0%†
[c] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.12%, 1/15/37	700,000	700,000

Total Short Term Investments (Cost $116,300,000)		116,300,000

Total Investments (Cost $3,941,936,858) 99.3%		4,049,445,450
Other Assets, less Liabilities 0.7%.		27,683,567

Net Assets 100.0%		$4,077,129,017

franklintempleton.com	Annual Report	61

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

See Abbreviations on page 140.

†Rounds to less than 0.1% of net assets.

aThe maturity date shown represents the mandatory put date.

bSecurity purchased on a when-issued basis. See Note 1(b).

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

62	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Federal Limited-Term Tax-Free Income Fund

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.37	$10.45	$10.47	$10.51	$10.56

Income from investment operations[b]:

Net investment income[c]	0.09	0.09	0.10	0.11	0.13

Net realized and unrealized gains (losses)	(0.09)	(0.09)	(0.03)	(0.05)	(0.05)

Total from investment operations	—	—	0.07	0.06	0.08

Less distributions from net investment income	(0.08)	(0.08)	(0.09)	(0.10)	(0.13)

Net asset value, end of year	$10.29	$10.37	$10.45	$10.47	$10.51

Total return[d]	0.01%	0.04%	0.70%	0.60%	0.76%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.71%	0.70%	0.69%	0.70%	0.84%

Expenses net of waiver and payments by affiliates	0.63%	0.63%	0.63%	0.62%	0.60%

Net investment income	0.84%	0.83%	0.95%	1.05%	1.25%

Supplemental data

Net assets, end of year (000’s)	$687,197	$810,811	$886,784	$890,556	$977,274

Portfolio turnover rate	40.13%	18.54%	22.58%	19.64%	20.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.37

Income from investment operations[b]:

Net investment income[c]	0.07

Net realized and unrealized gains (losses)	(0.10)

Total from investment operations	(0.03)

Less distributions from net investment income	(0.06)

Net asset value, end of year	$10.28

Total return[d]	(0.32)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%

Expenses net of waiver and payments by affiliates	0.44%

Net investment income	1.03%

Supplemental data

Net assets, end of year (000’s)	$51,656

Portfolio turnover rate	40.13%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

64	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.37	$10.44	$10.46	$10.50	$10.55

Income from investment operations[b]:

Net investment income[c]	0.10	0.10	0.11	0.12	0.15

Net realized and unrealized gains (losses)	(0.08)	(0.07)	(0.02)	(0.04)	(0.06)

Total from investment operations	0.02	0.03	0.09	0.08	0.09

Less distributions from net investment income	(0.10)	(0.10)	(0.11)	(0.12)	(0.14)

Net asset value, end of year	$10.29	$10.37	$10.44	$10.46	$10.50

Total return	0.16%	0.28%	0.86%	0.75%	0.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.56%	0.55%	0.54%	0.55%	0.69%

Expenses net of waiver and payments by affiliates	0.48%	0.48%	0.48%	0.47%	0.45%

Net investment income	0.99%	0.98%	1.10%	1.20%	1.40%

Supplemental data

Net assets, end of year (000’s)	$247,708	$296,298	$239,537	$231,428	$183,518

Portfolio turnover rate	40.13%	18.54%	22.58%	19.64%	20.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	65

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Federal Limited-Term Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 89.2%
Alabama 0.6%
[a] East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put, Series A, Pre-Refunded, 5.25%, 9/01/18	$1,000,000	$1,019,510
[a] Mobile IDBR,
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put, 1.625%, 10/02/18	2,500,000	2,495,300
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put, Series A, 1.85%, 3/24/20	2,250,000	2,242,755

		5,757,565

Arizona 1.8%
Pinal County Revenue, Pledged Obligations, Refunding, 5.00%, 8/01/18	1,160,000	1,177,447
Salt River Project Agricultural Improvement and Power District Electric System Revenue, Salt River Project, Refunding, Series A, 5.00%, 1/01/21	14,045,000	15,324,359
Tucson COP, Refunding, AGMC Insured, 3.00%, 7/01/18	1,195,000	1,201,178

		17,702,984

Arkansas 0.5%
Little Rock School District GO, Pulaski County, Construction, 3.00%, 2/01/20	4,930,000	5,037,967

California 8.1%
[a] California Health Facilities Financing Authority Revenue,
St. Joseph Health System, Mandatory Put, Refunding, Series D, 5.00%, 10/15/20	5,000,000	5,412,650
St. Joseph Health System, Mandatory Put, Series C, 5.00%, 10/15/19	3,250,000	3,422,672
[a] California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put, Refunding, Series D, 2.625%, 12/01/23	3,000,000	3,027,930
Coachella Valley USD,
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/18	1,265,000	1,279,092
GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/19	1,330,000	1,377,468
Fremont UHSD Santa Clara County GO,
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/31	3,235,000	1,549,177
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/32	3,930,000	1,740,440
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/33	1,020,000	417,914
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/34	1,520,000	574,560
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/35	3,245,000	1,132,765
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/36	4,705,000	1,519,056
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/37	11,005,000	3,288,184
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/38	11,665,000	3,217,674
Capital Appreciation, Election of 2008, Series B, Pre-Refunded, zero cpn., 8/01/39	12,290,000	3,126,822
Hacienda La Puente USD,
GO, Los Angeles County, Election of 2016, Series A, 2.00%, 8/01/18	3,720,000	3,732,685
GO, Los Angeles County, Election of 2016, Series A, 3.00%, 8/01/19	3,210,000	3,282,546
Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series B, 5.00%, 12/01/18	20,000,000	20,495,400
Montebello USD, GO, Election of 2016, Series A, 3.00%, 8/01/18	2,000,000	2,012,300
Mount San Antonio Community College District GO, BAN, zero cpn., 4/01/22	10,000,000	9,175,500
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/18	1,000,000	1,009,150
Salinas UHSD, GO, Monterey County, BAN, Capital Appreciation, zero cpn., 8/01/20	5,000,000	4,776,700
Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002, Series C, AGMC Insured, zero cpn., 6/01/18	810,000	807,384
[a] Western Municipal Water District Facilities Authority Adjustable Rate Water Revenue, Mandatory Put, Refunding, Series A, 1.50%, 10/01/20	3,250,000	3,235,277

		79,613,346

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado 3.8%
Colorado Springs Utilities System Revenue, Refunding, Series A-3, 5.00%, 11/15/22	$8,700,000	$9,874,065
Colorado State HFA, MFHR, Loan Program, Pass Through, Crisman Apartments Project, Series II, FHA Insured, 0.90%, 3/01/19	2,000,000	1,988,520
Dawson Ridge Metropolitan District No. 1 GO, Series A, ETM, zero cpn., 10/01/22	23,955,000	21,680,473
Douglas County School District No. Re-1 Douglas and Elbert Counties GO, Refunding, 5.00%, 12/15/18	2,800,000	2,881,592
Garfield County School District No. 16 GO, Refunding, 3.00%, 12/01/18	1,115,000	1,129,283

		37,553,933

Connecticut 3.4%
[a] Connecticut State Health and Educational Facilities Authority Revenue,
Yale University Issue, Mandatory Put, Refunding, Series A, 1.375%, 7/11/18	14,500,000	14,507,830
Yale University Issue, Mandatory Put, Refunding, Series A-1, 1.00%, 7/01/19	6,000,000	5,964,540
Yale University Issue, Mandatory Put, Series A, 1.30%, 2/03/20	10,000,000	9,934,100
Yale University Issue, Mandatory Put, Series X-2, 1.80%, 2/09/21	3,000,000	2,994,000

		33,400,470

Florida 2.4%
Florida State Board of Education Lottery Revenue, Series A, Pre-Refunded, 5.00%, 7/01/19	4,550,000	4,650,555
Florida State Department of General Services Division Facilities Management Revenue, Facilities Pool, Refunding, Series A, 5.00%, 9/01/21	7,710,000	8,548,154
Florida State Municipal Power Agency Revenue, All-Requirements Power Supply Project, Refunding, Series A, 5.00%, 10/01/25	1,000,000	1,171,650
Lee County Transportation Facilities Revenue, Refunding, AGMC Insured, 5.00%, 10/01/19	2,385,000	2,511,023
[a] Miami-Dade County IDA Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project, Mandatory Put, 1.75%, 11/01/19	2,000,000	2,001,620
Orlando-Orange County Expressway Authority Revenue, Refunding, AGMC Insured, 5.00%, 7/01/24	4,000,000	4,482,960

		23,365,962

Georgia 2.5%
Clarke County School District GO,
Sales Tax, 3.00%, 9/01/18	2,650,000	2,672,128
Sales Tax, 5.00%, 9/01/19	2,750,000	2,891,982
[a] Cobb County Development Authority Revenue, Georgia Waste Management Project, Mandatory Put, Series A, 1.875%, 10/01/19.	2,500,000	2,502,500
Georgia State Municipal Gas Authority Revenue, Gas Portfolio IV Project, Refunding, Series A, 5.00%, 10/01/19	9,500,000	9,988,300
[a] Monroe County Development Authority PCR,
Georgia Power Co. Plant Scherer Project, Mandatory Put, Refunding, First Series, 2.05%, 11/19/21	3,250,000	3,209,375
Gulf Power Co. Plant Scherer Project, Mandatory Put, First Series, 1.40%, 9/19/19	3,750,000	3,709,650

		24,973,935

Hawaii 0.3%
Hawaii State Highway Revenue, Series A, 3.00%, 1/01/19	3,275,000	3,317,804

Idaho 0.6%
Canyon County School District No. 131 GO, Refunding, 4.00%, 8/15/18	1,480,000	1,498,041
Idaho State GO, TAN, 4.00%, 6/29/18	4,000,000	4,035,480

		5,533,521

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois 1.3%
Homer Glen Village GO, Will and Cook Counties, Series A, 4.00%, 12/01/18	$1,000,000	$1,019,240
[a] Illinois State Educational Facilities Authority Revenue, Adjustable Rate, University of Chicago, Mandatory Put, 1.65%, 2/01/19	10,000,000	10,009,900
Mount Vernon GO, Jefferson County, AGMC Insured, 3.00%, 12/15/18	1,475,000	1,491,166

		12,520,306

Kansas 0.9%
Dodge City GO, Temporary Notes, Series 1, 1.50%, 10/01/19	2,750,000	2,737,047
[b] Kansas State Department of Transportation Highway Revenue, Refunding, Series B-5, Monthly FRN, 1.455%, (1-month USD LIBOR + 0.40%), 9/01/19	5,700,000	5,717,043

		8,454,090

Kentucky 0.9%
[a] Louisville/Jefferson County Metro Government Environmental Facilities Revenue, Louisville Gas and Electric Co. Project, Mandatory Put, Series A, 1.25%, 6/03/19	2,000,000	1,984,220
[a] Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project, Mandatory Put, Series A, 2.20%, 8/01/19	7,000,000	7,029,120

		9,013,340

Maryland 5.4%
Baltimore County Metropolitan District GO, BAN, 3.00%, 3/16/18	15,000,000	15,013,650
[a,b] Howard County Housing Commission Revenue, Columbia Landing Project, Mandatory Put, Series A, Weekly FRN, 2.34%, (MUNIPSA + 1.25%), 7/01/18	6,000,000	6,000,600
Maryland CDA Department of Housing and Community Development Housing Revenue, FHA Risk-Sharing Insured Pass-Through, Series A, FHA Insured, 1.35%, 6/01/19	3,860,000	3,843,325
Maryland State Department of Transportation Consolidated Transportation Revenue, Refunding, 5.00%, 5/01/19	7,500,000	7,809,600
Maryland State GO,
State and Local Facilities Loan of 2013, Refunding, First Series B, 4.50%, 8/01/19	8,000,000	8,341,280
State and Local Facilities Loan of 2013, Second Series A, Pre-Refunded, 5.00%, 8/01/23	11,355,000	12,584,519

		53,592,974

Massachusetts 2.8%
Massachusetts Development Finance Agency Revenue,
Boston University Issue, Refunding, Series Z-1, 1.50%, 8/01/19	7,000,000	7,003,850
[a] Partners Healthcare System Issue, Mandatory Put, Refunding, Series S-4, 5.00%, 1/25/24	5,000,000	5,704,850
[a] Williams College Issue, Mandatory Put, Series N, 1.45%, 7/01/21	3,000,000	2,935,680
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge Program, Series A, 5.00%, 6/15/19	11,370,000	11,882,218

		27,526,598

Michigan 1.1%
Michigan Finance Authority Revenue, Unemployment Obligation Assessment, Refunding, Series B, 5.00%, 7/01/20	10,000,000	10,451,000

Minnesota 3.3%
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/19	650,000	639,834
Duluth ISD No. 709 COP, Refunding, Series A, 3.00%, 2/01/19	2,125,000	2,150,500
Hennepin County GO, Refunding, Series B, 5.00%, 12/01/18	3,315,000	3,404,837
Minneapolis Health Care System Revenue, Fairview Health Services, Series A, Pre-Refunded, 6.75%, 11/15/32	6,440,000	6,679,954

68	Annual Report	franklintempleton.com

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota State GO,
State Trunk Highway, Refunding, Series E, 4.00%, 10/01/20	$3,835,000	$4,066,711
Various Purpose, Series A, 5.00%, 8/01/22	9,175,000	10,361,144
Minnesota State Higher Education Facilities Authority Revenue, Macalester College, Refunding, 5.00%, 3/01/19	210,000	217,396
Northern Municipal Power Agency Electric System Revenue, Refunding, 5.00%, 1/01/21	5,000,000	5,443,850

		32,964,226

Mississippi 0.5%
[a] Mississippi Business Finance Corp. Solid Waste Disposal Revenue, Waste Management Inc. Project, Mandatory Put, 1.35%, 9/01/20	5,000,000	4,967,100

Missouri 0.9%
Platte County School District Park Hill GO, Missouri Direct Deposit Program, Refunding, 3.00%, 3/01/18	9,245,000	9,245,000

Nevada 2.9%
Clark County School District GO, Refunding, Series D, 5.00%, 6/15/20	20,000,000	21,454,600
Nevada State GO, Capital Improvement and Cultural Affairs, Series C, Pre-Refunded, 5.00%, 6/01/20	7,115,000	7,180,814

		28,635,414

New Hampshire 0.3%
New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	2,610,000	2,641,503

New Jersey 2.7%
Jersey City GO,
General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%, 8/01/18	2,000,000	2,021,360
General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%, 8/01/19	1,330,000	1,375,380
New Jersey State GO,
5.00%, 6/01/18	5,990,000	6,042,412
Refunding, Series Q, 5.00%, 8/15/18	15,885,000	16,138,366
Ocean County GO, Refunding, 5.00%, 8/01/19	1,125,000	1,179,709

		26,757,227

New Mexico 2.2%
[a] Farmington PCR, Southern California Edison Co. Four Corners Project, Mandatory Put, Refunding, Series A, 1.875%, 4/01/20	9,000,000	8,958,960
New Mexico State Severance Tax Revenue, Series A, Pre-Refunded, 4.00%, 7/01/20	11,640,000	11,744,993
Taos County Gross Receipts Tax Revenue, County Education Improvement, BAM Insured, 3.50%, 4/01/19	1,000,000	1,018,100

		21,722,053

New York 10.3%
[a] Chautauqua County Capital Resource Corp. Revenue, Multi-Mode, Jamestown Center City Development Corp. Project, Mandatory Put, Refunding, Subseries C, 2.00%, 11/01/21	4,750,000	4,719,980
Freeport GO, Nassau County, Public Improvement, Refunding, Series A, 5.00%, 1/15/19	1,920,000	1,977,293
New York City GO,
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/20	7,000,000	7,563,010
Fiscal 2017, Series B, Subseries B-1, 4.00%, 12/01/18	10,000,000	10,203,700
Fiscal 2018, Refunding, Series A, 4.00%, 8/01/18	8,015,000	8,106,932

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 1, 5.00%, 1/15/19	$4,000,000	$4,011,280
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.25%, 7/01/48	10,800,000	10,940,400
Secondarily Insured, New York University Credit, Series A, BHAC Insured, Pre-Refunded, 5.25%, 7/01/48	7,490,000	7,587,370
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 12/15/19	6,095,000	6,470,574
New York State GO, Series A, 5.00%, 3/01/18	1,130,000	1,130,000
New York State HFAR, Affordable Housing, Climate Bond Certified/Green Bonds, Series K, GNMA Secured, 1.50%, 5/01/21	10,000,000	9,826,500
New York State Thruway Authority General Junior Indebtedness Obligations Revenue, Series A, 5.00%, 5/01/19	15,000,000	15,601,350
Suffolk County GO,
Refunding, Series D, 4.00%, 10/15/19	3,835,000	3,973,367
Refunding, Series D, 4.00%, 10/15/20	4,270,000	4,487,941
Yonkers GO, Refunding, Series D, AGMC Insured, 5.00%, 8/01/19	4,720,000	4,936,600

		101,536,297

North Carolina 2.4%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,506,375
North Carolina State GO, Refunding, Series C, 4.00%, 5/01/22	14,655,000	15,911,813

		23,418,188

Ohio 2.4%
American Municipal Power Inc. Revenue, Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/20	7,000,000	7,434,840
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	3,000,000	3,178,200
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/19	7,870,000	8,079,106
[a] Franklin County Hospital Revenue, Facilities, OhioHealth Corp., Mandatory Put, Refunding, Series B, 4.00%, 11/01/18	3,995,000	4,057,202
Marysville Wastewater Treatment System Revenue, Refunding, BAM Insured, 5.00%, 12/01/19	1,000,000	1,056,730

		23,806,078

Oklahoma 1.3%
Oklahoma County Finance Authority Educational Facilities Lease Revenue,
Midwest City-Del City Public Schools Project, 5.00%, 10/01/19	510,000	536,622
Midwest City-Del City Public Schools Project, 5.00%, 10/01/20	1,350,000	1,452,411
Midwest City-Del City Public Schools Project, 5.00%, 10/01/22	1,000,000	1,114,880
Tulsa County ISD No.4 BIXBY GO, Combined Purpose, 2.00%, 5/01/18	10,150,000	10,161,672

		13,265,585

Oregon 2.1%
Multnomah County School District No. 1J GO, Portland Public Schools, Series B, 5.00%, 6/15/20	10,000,000	10,767,000
Oregon State GO, Full Faith and Credit, Series A, TAN, 5.00%, 9/28/18	10,000,000	10,209,600

		20,976,600

Pennsylvania 2.8%
Lancaster Area Sewer Authority Revenue, BAM Insured, 5.00%, 4/01/18	3,500,000	3,510,395
[a] Lehigh County IDA, PCR, PPL Electric Utilities Corp. Project, Mandatory Put, Refunding, Series A, 1.80%, 9/01/22	10,000,000	9,758,200
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	10,000,000	10,608,300

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Reading School District GO, Refunding, Series A, 5.00%, 4/01/18	$4,035,000	$4,046,016

		27,922,911

Rhode Island 0.7%
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan, Refunding, Series A, 5.00%, 8/01/18	6,290,000	6,385,105

Texas 8.8%
Austin GO, Travis Williamson and Hays Counties, Refunding, 4.00%, 9/01/18	1,500,000	1,520,085
Austin Water and Wastewater System Revenue, Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/20	5,000,000	5,439,500
Camino Real Regional Mobility Authority Pass-Through Toll Transport Revenue, State SPUR 601, 5.25%, 8/15/18	9,485,000	9,514,403
Clifton Higher Education Finance Corp. Revenue,
Education, IDEA Public Schools, Refunding, PSF Guarantee, 3.00%, 8/15/20	2,400,000	2,469,960
Education, IDEA Public Schools, Refunding, PSF Guarantee, 4.00%, 8/15/21	2,000,000	2,134,860
Education, IDEA Public Schools, Refunding, PSF Guarantee, 4.00%, 8/15/22	3,200,000	3,450,080
Comal ISD,
GO, School Building, PSF Guarantee, 5.00%, 2/01/21	2,280,000	2,488,210
GO, School Building, PSF Guarantee, 5.00%, 2/01/22	2,250,000	2,505,555
Dallas Area Rapid Transit Sales Tax Revenue, senior lien, Pre-Refunded, 5.25%, 12/01/48	5,190,000	5,340,251
Lewisville ISD, GO, School Building, PSF Guarantee, 3.00%, 8/15/20	5,070,000	5,232,595
Northside ISD,
GO, Refunding, PSF Guarantee, 2.00%, 8/15/19	3,925,000	3,951,965
GO, Refunding, PSF Guarantee, 4.00%, 8/15/20	5,940,000	6,272,699
Tarrant County Cultural Education Facilities Finance Corp. Revenue, CHRISTUS Health, Refunding, Series A, Assured Guaranty, 5.75%, 7/01/18	370,000	375,117
Texas State A&M University System Permanent University Fund Revenue, Refunding, 5.00%, 7/01/19	5,845,000	6,116,559
Texas State Revenue, TRAN, 4.00%, 8/30/18	10,000,000	10,135,200
Texas Transportation Commission State Highway Fund Revenue,
[a] first tier, Mandatory Put, Refunding, Series B, 4.00%, 10/01/21	3,000,000	3,207,360
first tier, Refunding, Series A, 5.00%, 4/01/19	5,000,000	5,192,850
University of Texas System Revenue,
Board of Regents, Financing System, Series J, 5.00%, 8/15/21	4,000,000	4,425,200
Financing System, Refunding, Series A, 5.00%, 8/15/22	6,315,000	7,126,856

		86,899,305

Utah 0.8%
Jordan School District GO, Utah School Bond Guaranty Program, Refunding, 5.00%, 6/15/18	8,000,000	8,084,960

Virginia 0.1%
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,416,702

Washington 6.0%
[c] Energy Northwest Electric Revenue, Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23	5,000,000	5,715,100
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,301,084
King County School District No. 414 Lake Washington GO,
Refunding, 4.00%, 12/01/18	2,705,000	2,758,072
Refunding, 5.00%, 12/01/19	9,045,000	9,583,901
Pierce County Sumner School District No. 320 GO, Unlimited Tax, Improvement and Refunding, 4.00%, 12/01/20	7,250,000	7,695,585
Snohomish County School District No. 15 Edmonds GO,
4.00%, 12/01/19	5,245,000	5,466,496
5.00%, 12/01/20	4,630,000	5,038,274
5.00%, 12/01/21	5,020,000	5,589,770

franklintempleton.com	Annual Report	71

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Washington (continued)
Snoqualmie Valley School District No. 410 GO,
King County, Improvement and Refunding, 4.00%, 12/01/18	$2,740,000	$2,793,759
King County, Improvement and Refunding, 4.00%, 12/01/19	3,815,000	3,976,794
King County, Improvement and Refunding, 5.00%, 12/01/20	4,880,000	5,317,199
King County, Improvement and Refunding, 5.00%, 12/01/21	2,455,000	2,736,490

		58,972,524

Wisconsin 0.9%
Fond Du Lac GO,
Fond Du Lac County, Refunding, Series B, 2.00%, 4/01/20	700,000	703,843
Fond Du Lac County, Refunding, Series B, 2.00%, 4/01/22	1,000,000	995,330
Muskego GO, Waukesha County, Promissory Notes, Series A, 2.25%, 9/01/18	1,500,000	1,501,005
Wisconsin State GO, Refunding, Series 4, 5.00%, 5/01/19	5,000,000	5,207,600

		8,407,778

Wyoming 1.4%
Sweetwater County 2013 Specific Purpose Tax Joint Powers Board Revenue,
4.00%, 6/15/18	4,330,000	4,338,313
2.125%, 12/15/18	565,000	565,249
5.00%, 12/15/18	8,645,000	8,668,774

		13,572,336

Total Municipal Bonds before Short Term Investments (Cost $883,372,163)		879,412,687

Short Term Investments 10.7%
Municipal Bonds 10.7%
Colorado 0.0%†
[d] Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, Series B-4, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.09%, 12/01/35	400,000	400,000

Florida 3.1%
[d] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.17%, 9/01/28	25,300,000	25,300,000
Tallahassee Consolidated Utility Systems Revenue, Refunding, 5.00%, 10/01/18	4,680,000	4,779,778

		30,079,778

Hawaii 0.2%
Honolulu City and County GO, Series B, 4.00%, 10/01/18	1,920,000	1,949,990

Minnesota 0.3%
[d] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.09%, 11/15/35	2,600,000	2,600,000
Minnesota State Higher Education Facilities Authority Revenue, Macalester College, Refunding, 5.00%, 3/01/18	550,000	550,000

		3,150,000

Missouri 1.0%
St. Louis General Fund Revenue, TRAN, 3.00%, 6/01/18	10,000,000	10,043,300

New York 2.4%
[d] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2007, Series CC, Sub-Series CC-2, SPA Bank of Montreal, Daily VRDN and Put, 1.11%, 6/15/38	3,245,000	3,245,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-3, SPA Toronto Dominion Bank, Daily VRDN and Put, 1.10%, 6/15/49	7,300,000	7,300,000

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
New York (continued)
[d] New York City Transitional Finance Authority Revenue, Future Tax Secured, Senior, Multi-Modal, Fiscal 2003, Refunding, Subseries A-4, SPA Toronto Dominion Bank, Daily VRDN and Put, 1.10%, 11/01/29	$12,900,000	$12,900,000

		23,445,000

North Carolina 1.4%
[d] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.12%, 1/15/38	4,000,000	4,000,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.12%, 1/15/37	10,200,000	10,200,000

		14,200,000

Pennsylvania 1.6%
[d] Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.17%, 12/01/28	7,460,000	7,460,000
[d] Pennsylvania State Turnpike Commission Turnpike Revenue,
Refunding, Series A-2, Weekly VRDN and Put, 1.79%, (MUNIPSA + 0.70%), 12/01/19	3,000,000	3,016,170
Refunding, Series B, Weekly VRDN and Put, 2.24%, (MUNIPSA + 1.15%), 12/01/19	5,000,000	5,054,850

		15,531,020

Texas 0.1%
Clifton Higher Education Finance Corp. Revenue, Education, IDEA Public Schools, Refunding, PSF Guarantee, 1.50%, 8/15/18	1,360,000	1,360,734

Wisconsin 0.6%
Muskego Revenue, Waukesha County, Note Anticipation Notes, Series A, 2.50%, 9/01/18	5,750,000	5,782,085

Total Short Term Investments (Cost $105,888,413)		105,941,907

Total Investments (Cost $989,260,576) 99.9%		985,354,594
Other Assets, less Liabilities 0.1%		1,205,968

Net Assets 100.0%		$986,560,562

See Abbreviations on page 140.

†Rounds to less than 0.1% of net assets.

aThe maturity date shown represents the mandatory put date.

bThe coupon rate shown represents the rate at period end.

cSecurity purchased on a when-issued basis. See Note 1(b).

dVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	73

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin High Yield Tax-Free Income Fund

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.25	$10.57	$10.68	$10.15	$10.98

Income from investment operations[b]:

Net investment income[c]	0.43	0.46	0.45	0.46	0.47

Net realized and unrealized gains (losses)	(0.30)	(0.33)	(0.11)	0.54	(0.84)

Total from investment operations	0.13	0.13	0.34	1.00	(0.37)

Less distributions from net investment income	(0.44)	(0.45)	(0.45)	(0.47)	(0.46)

Net asset value, end of year.	$9.94	$10.25	$10.57	$10.68	$10.15

Total return[d]	1.30%	1.21%	3.30%	9.99%	(3.20)%

Ratios to average net assets

Expenses	0.66%	0.64%	0.67%	0.65%	0.63%

Net investment income	4.22%	4.36%	4.32%	4.39%	4.64%

Supplemental data

Net assets, end of year (000’s)	$4,608,917	$5,030,901	$5,117,876	$5,244,428	$5,014,941

Portfolio turnover rate	6.98%	12.26%	11.81%	8.29%	17.08%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

74	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class M

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.06

Income from investment operations[b]:

Net investment income[c]	0.04

Net realized and unrealized gains (losses)	(0.12)

Total from investment operations	(0.08)

Less distributions from net investment income	(0.04)

Net asset value, end of year.	$ 9.94

Total return[d]	(0.78)%

Ratios to average net assets[e]

Expenses	0.56%

Net investment income	4.32%

Supplemental data

Net assets, end of year (000’s)	$5

Portfolio turnover rate	6.98%

aFor the period January 25, 2018 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	75

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.44	$10.76	$10.86	$10.31	$11.14

Income from investment operations[b]:

Net investment income[c]	0.38	0.41	0.40	0.41	0.42

Net realized and unrealized gains (losses)	(0.30)	(0.34)	(0.11)	0.55	(0.85)

Total from investment operations	0.08	0.07	0.29	0.96	(0.43)

Less distributions from net investment income	(0.39)	(0.39)	(0.39)	(0.41)	(0.40)

Net asset value, end of year.	$10.13	$10.44	$10.76	$10.86	$10.31

Total return[d]	0.71%	0.62%	2.78%	9.43%	(3.77)%

Ratios to average net assets

Expenses	1.21%	1.19%	1.22%	1.20%	1.18%

Net investment income	3.67%	3.81%	3.77%	3.84%	4.09%

Supplemental data

Net assets, end of year (000’s)	$870,227	$1,025,186	$1,062,643	$1,100,883	$1,042,823

Portfolio turnover rate	6.98%	12.26%	11.81%	8.29%	17.08%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.31

Income from investment operations[b]:

Net investment income[c]	0.27

Net realized and unrealized gains (losses)	(0.34)

Total from investment operations	(0.07)

Less distributions from net investment income	(0.26)

Net asset value, end of year.	$9.98

Total return[d]	(0.68)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.52%

Expenses net of waiver and payments by affiliates	0.51%

Net investment income	4.37%

Supplemental data

Net assets, end of year (000’s)	$152,255

Portfolio turnover rate	6.98%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	77

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.30	$10.61	$10.72	$10.18	$11.02

Income from investment operations[b]:

Net investment income[c]	0.44	0.47	0.46	0.47	0.49

Net realized and unrealized gains (losses)	(0.31)	(0.32)	(0.11)	0.55	(0.86)

Total from investment operations	0.13	0.15	0.35	1.02	(0.37)

Less distributions from net investment income	(0.45)	(0.46)	(0.46)	(0.48)	(0.47)

Net asset value, end of year.	$9.98	$10.30	$10.61	$10.72	$10.18

Total return	1.29%	1.39%	3.39%	10.16%	(3.19)%

Ratios to average net assets

Expenses	0.56%	0.54%	0.57%	0.55%	0.53%

Net investment income	4.32%	4.46%	4.42%	4.49%	4.74%

Supplemental data

Net assets, end of year (000’s)	$1,070,254	$1,898,648	$2,167,363	$2,194,757	$1,737,090

Portfolio turnover rate	6.98%	12.26%	11.81%	8.29%	17.08%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

78	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin High Yield Tax-Free Income Fund

	Units	Value

Common Stocks and Other Equity Interests (Cost $717,086) 0.0%†
Consumer Discretionary 0.0%†
[a,b,c] 1155 Island Avenue LLC, LP	9,185,586	$717,082

	Principal Amount

Corporate Bonds (Cost $4,536,593) 0.1%
Consumer Discretionary 0.1%
[d] 1155 Island Avenue LLC, PIK, 10.00% (all cash), 12/11/24	$4,536,593	4,537,410

Municipal Bonds 98.5%
Alabama 2.4%
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	6,000,000	6,661,500
Cullman County Health Care Authority GO, Refunding, Series A, 7.00%, 2/01/36	7,500,000	7,705,725
Jefferson County Sewer Revenue,
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/28	7,350,000	4,107,548
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/29	13,465,000	6,912,662
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/30	19,050,000	8,991,409
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/31	24,845,000	10,742,978
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/32	30,825,000	12,246,772
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/33	35,700,000	13,051,206
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/34	28,020,000	9,406,314
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/35	15,000,000	4,630,500
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/36	12,425,000	3,520,003
Capital Appreciation, wts., sub. lien, Refunding, Series F, zero cpn. to 9/30/23, 7.50% thereafter, 10/01/39	75,000,000	62,379,000
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/01/33	5,500,000	5,911,730
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,253,470
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,250,000	3,600,545

		163,121,362

Arizona 2.1%
Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,721,700
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	21,103,200
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	15,000,000	16,191,000
Phoenix Civic Improvement Corp. Airport Revenue, junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	20,000,000	21,549,000
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	16,548,975
Pinal County Electrical District No. 3 Electric System Revenue, Pre-Refunded, 5.25%, 7/01/41	10,000,000	11,141,100
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	6,935,760
5.50%, 12/01/29	11,105,000	13,323,557
Tempe IDAR,
Mirabella at ASU Project, Series A, 6.00%, 10/01/37	1,200,000	1,228,896
Mirabella at ASU Project, Series A, 6.125%, 10/01/47	1,400,000	1,436,106
Mirabella at ASU Project, Series A, 6.125%, 10/01/52	1,400,000	1,430,940
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 6.00%, 7/01/24	250,000	264,383
Tucson, Pre-Refunded, 6.25%, 7/01/29	1,000,000	1,060,810
Tucson, Pre-Refunded, 6.50%, 7/01/39	1,500,000	1,595,100

franklintempleton.com	Annual Report	79

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc. Project, Refunding, Series A, 6.375%, 12/01/37	$15,500,000	$14,599,760

		139,130,287

California 20.8%
Alvord USD, GO, Riverside County, Capital Appreciation, Election of 2007, Refunding, Series B, AGMC Insured, zero cpn., 8/01/41	30,750,000	11,301,547
Azusa Special Tax, CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	3,715,000	3,751,221
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,738,258
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 4.00%, 6/01/29	11,130,000	11,140,240
California Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	5,000,000	5,404,000
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	8,654,720
California Infrastructure and Economic Development Bank Revenue,
North County Center for Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%, 12/01/30	10,300,000	11,617,164
North County Center for Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%, 12/01/35	5,000,000	5,619,950
California State GO,
Various Purpose, 6.00%, 4/01/38	28,725,000	30,095,470
Various Purpose, 5.25%, 11/01/40	47,000,000	51,031,660
Various Purpose, Refunding, 5.25%, 3/01/30	70,000,000	75,059,600
Various Purpose, Refunding, 5.50%, 3/01/40	60,000,000	64,397,400
Various Purpose, Refunding, 5.00%, 10/01/41	10,000,000	11,020,500
California State Municipal Finance Authority Revenue,
California Baptist University, Series A, 5.50%, 11/01/45	17,400,000	19,131,300
California Baptist University, Series A, 5.00%, 11/01/46	6,800,000	7,267,500
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,560,550
California State PCFA Solid Waste Disposal Revenue,
CalPlant I Project, Green Bonds, 7.50%, 7/01/32	24,500,000	23,909,550
CalPlant I Project, Green Bonds, 8.00%, 7/01/39	10,000,000	10,011,200
California State PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%, 8/01/40	6,000,000	6,424,860
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded, 6.00%, 11/01/29	7,365,000	7,912,514
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre-Refunded, 6.00%, 11/01/34	17,560,000	18,865,410
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	19,732,635
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	3,125,000	3,314,938
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,285,500
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/36	7,210,000	7,623,566
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	13,000,000	13,959,790
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	3,000,000	3,206,670
Monterey Institute International, 5.50%, 7/01/31	11,165,000	11,435,751
Centinela Valley UHSD, GO, Los Angeles County, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC Insured, zero cpn., 8/01/37	8,400,000	3,145,380
Compton Community College District GO,
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/30	3,425,000	1,926,015
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/32	4,000,000	1,951,800
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/34	4,560,000	1,919,350
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/36	5,250,000	1,910,475

80	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Compton Community College District GO, (continued)
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/37	$3,065,000	$1,036,951
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/38	6,000,000	1,888,560
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter, 1/15/30	10,000,000	8,814,700
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter, 1/15/31	7,295,000	6,515,237
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	20,695,352
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	33,920,378
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settement Revenue, Asset-Backed, Capital Appreciation, First Subordinate, Series B, zero cpn., 6/01/47	50,000,000	6,831,500
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	52,685,000	56,367,681
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	39,547,675
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29	30,505,000	37,590,091
Series B, 7.00%, 11/01/34	20,000,000	28,091,400
Series C, 6.50%, 11/01/39	20,000,000	27,848,600
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,244,213
Palmdale Elementary School District Special Tax,
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/28	1,500,000	1,039,785
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/30	1,250,000	785,275
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/31	1,250,000	749,475
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn. to 8/01/25, 5.625% thereafter, 8/01/34	2,500,000	1,974,500
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/32	4,000,000	2,227,960
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/33	5,500,000	2,913,955
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/41	5,000,000	1,813,700
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/42	7,000,000	2,425,080
senior lien, Series A, 5.75%, 6/01/44	6,065,000	6,753,559
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,471,800
Community Memorial Health System, 7.50%, 12/01/41	15,000,000	16,797,600
San Diego USD,
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	44,565,000	28,793,001
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	33,305,000	22,040,250
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series G, zero cpn., 7/01/34	5,000,000	2,370,600
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series G, zero cpn., 7/01/35	10,000,000	4,452,300
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/29	10,000,000	10,371,400
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	35,256,000	33,897,586
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	35,256,000	33,960,342
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/24	52,700,000	46,575,733
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	45,200,000	38,768,040
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/26	131,900,000	109,339,824

franklintempleton.com	Annual Report	81

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (continued)
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/27	$139,100,000	$ 111,211,841
junior lien, Refunding, Series B, 5.25%, 1/15/44	20,000,000	21,839,000
junior lien, Refunding, Series B, 5.25%, 1/15/49	25,000,000	27,219,750
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	11,395,800
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to 9/01/28, 6.70% thereafter, 9/01/41	20,000,000	16,637,000
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	50,000,000	42,490,000
San Ysidro School District GO,
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/42	10,000,000	3,111,000
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/43	12,500,000	3,676,125
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Revenue, Turbo-Santa Clara, Capital Appreciation, Series A, zero cpn., 6/01/36	15,000,000	5,331,450
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 6.00%, 9/01/36	7,740,000	8,225,221
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/01/27	9,855,000	11,549,370
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, First Subordinate Capital Appreciation, Series B, zero cpn., 6/01/46	50,000,000	7,750,500

		1,390,677,644

Colorado 3.9%
Brighton Crossing Metropolitan District No. 4 GO,
Adams County, Limited Tax, Series A, 5.00%, 12/01/37	525,000	538,178
Adams County, Limited Tax, Series A, 5.00%, 12/01/47	1,220,000	1,242,643
Colorado Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	14,000,000	14,963,200
Fraiser Meadows Retirement Community Project, Improvement, Series B, 5.00%, 5/15/48	4,085,000	4,282,755
Frasier Meadows Retirement Community Project, Refunding and Improvement, Series A, 5.25%, 5/15/47	4,250,000	4,655,407
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	20,000,000	20,650,400
Copperleaf Metropolitan District No. 2 GO, Refunding, 5.75%, 12/01/45	2,000,000	2,096,320
Cornerstar Metropolitan District GO,
City of Aurora, Arapahoe County, Limited Tax, Refunding, Series A, 5.125%, 12/01/37	1,000,000	1,033,160
City of Aurora, Arapahoe County, Limited Tax, Refunding, Series A, 5.25%, 12/01/47	2,600,000	2,681,536
Denver Health and Hospital Authority Healthcare Revenue,
Refunding, Series A, 4.00%, 12/01/35	5,000,000	4,778,900
Refunding, Series A, 4.00%, 12/01/36	5,000,000	4,740,050
E-470 Public Highway Authority Revenue,
Current Interest, Senior, Series C, 5.375%, 9/01/26	5,000,000	5,384,950
senior bond, Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28	15,000,000	10,346,100
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29	10,000,000	5,636,700
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30	17,300,000	9,193,739
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31	10,000,000	5,010,600
Leyden Rock Metropolitan District No. 10 GO,
Refunding and Improvement, Series A, 4.375%, 12/01/33	750,000	743,633
Refunding and Improvement, Series A, 5.00%, 12/01/45	1,250,000	1,269,212
The Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40	3,000,000	3,098,220

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23	$2,465,000	$2,921,222
6.25%, 11/15/28	12,500,000	15,571,125
6.50%, 11/15/38	80,100,000	110,192,769
Regional Transportation District COP,
Refunding, Series A, 5.00%, 6/01/25	1,115,000	1,186,594
Series A, Pre-Refunded, 5.00%, 6/01/25	12,385,000	13,299,137
Sierra Ridge Metropolitan District No. 2 GO, Douglas County, Limited Tax, Senior, Series A, 5.50%, 12/01/46	1,500,000	1,532,040
Southglenn Metropolitan District Special Revenue,
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/30	3,470,000	3,608,626
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/36	810,000	828,079
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/46	4,200,000	4,259,640
Southlands Metropolitan District No. 1 GO,
Aurora, Arapahoe County, Refunding, Series A-1, 5.00%, 12/01/37	500,000	535,830
Aurora, Arapahoe County, Refunding, Series A-1, 5.00%, 12/01/47	1,000,000	1,061,740
Aurora, Arapahoe County, Refunding, Series A-2, 5.00%, 12/01/37	200,000	214,332
Aurora, Arapahoe County, Refunding, Series A-2, 5.00%, 12/01/47	325,000	345,066
[e] Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 12/01/10	3,000,000	2,400,000

		260,301,903

Connecticut 0.4%
Connecticut State Health and Educational Facilities Authority Revenue,
Church Home of Hartford Inc. Project, Series A, 5.00%, 9/01/46	1,490,000	1,528,367
Church Home of Hartford Inc. Project, Series A, 5.00%, 9/01/53	4,650,000	4,746,813
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/37	5,500,000	5,926,525
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/43	13,000,000	13,884,130

		26,085,835

District of Columbia 3.1%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Assured Guaranty, Pre-Refunded, 5.25%, 7/15/38	11,000,000	11,161,480
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,639,410
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	10,370,874
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36	12,425,000	13,288,537
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41	5,010,000	5,291,813
The Catholic University of America Issue, Pre-Refunded, 5.00%, 10/01/34	3,750,000	3,829,950
Center for Strategic and International Studies Inc. Issue, Pre-Refunded, 6.375%, 3/01/31	5,200,000	5,800,184
Center for Strategic and International Studies Inc. Issue, Pre-Refunded, 6.625%, 3/01/41	5,500,000	6,253,665
Deed Tax, Series A, 5.00%, 6/01/40	13,000,000	13,769,860
The Methodist Home of the District of Columbia Issue, Series A, 5.125%, 1/01/35	1,565,000	1,482,900
The Methodist Home of the District of Columbia Issue, Series A, 5.25%, 1/01/39	1,015,000	950,365
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	19,295,000	21,732,537
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	25,476,500
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Projects, Convertible Capital Appreciation, second senior lien, Series C, Assured Guaranty, 6.50%, 10/01/41	60,145,000	76,068,389
Washington Convention and Sports Authority Dedicated Tax Revenue, Convention Center Hotel Project, senior lien, Series A, 5.00%, 10/01/40	10,000,000	10,657,000

		207,773,464

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida 6.8%
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	$6,500,000	$6,877,325
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	930,000	931,144
Cape Coral Health Facilities Authority Revenue, Senior Housing, Gulf Care Inc. Project, Refunding, 6.00%, 7/01/45	5,250,000	5,675,460
Capital Trust Agency Retirement Facility Revenue, Sarasota-Manatee Jewish Housing Council Inc. Project ACCD Investments, Refunding, 5.00%, 7/01/46	3,250,000	3,281,168
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	720,000	721,706
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	5,500,000	6,040,155
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	13,107,120
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	11,100,215
Escambia County Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.50%, 3/01/33	7,975,000	8,591,627
[f] Florida Development Finance Corp. Surface Transportation Facility Revenue, Brightline Passenger Rail Project-South Segment, Mandatory Put, 5.625%, 1/01/28	10,000,000	10,312,300
Florida State Board of Education GO, Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	5,000,000	5,994,150
Florida State Mid-Bay Bridge Authority Revenue, first senior lien, Refunding, Series A, 5.00%, 10/01/40	3,000,000	3,299,370
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	38,945,000	39,355,480
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,525,000	6,578,309
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33	2,295,000	2,300,003
Indigo CDD Capital Improvement Revenue,
Refunding, Series A, 7.00%, 5/01/31	695,000	695,466
[g] Refunding, Series C, 7.00%, 5/01/30	4,123,752	1,855,688
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/40	21,575,000	23,398,519
Lakeland Retirement Community Revenue,
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 5.875%, 1/01/19	385,000	396,438
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.25%, 1/01/28	1,230,000	1,258,290
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.375%, 1/01/43	2,250,000	2,296,418
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, 5.50%, 11/15/42	3,800,000	4,127,598
Martin Memorial Medical Center, 5.00%, 11/15/45	7,500,000	7,869,225
Miami World Center CDD Special Assessment,
5.125%, 11/01/39	2,000,000	2,088,980
5.25%, 11/01/49	2,500,000	2,637,800
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 5.00%, 10/01/38	40,000,000	44,216,000
Miami International Airport, Refunding, Series A, 5.50%, 10/01/41	20,850,000	22,714,615
Miami-Dade County Educational Facilities Authority Revenue, University of Miami Issue, Refunding, Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	12,862,611
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	44,360,000	47,134,274
Miami-Dade County Professional Sports Franchise Facilities Revenue, Capital Appreciation, Refunding, Series A, Assured Guaranty, zero cpn., 10/01/45	25,000,000	7,411,000
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Refunding, Series A, 5.00%, 5/01/31	7,985,000	8,823,824
North Sumter County Utility Dependent District Utility Revenue,
sub. bond, 6.00%, 10/01/30	3,780,000	4,161,364
sub. bond, 6.25%, 10/01/43	6,865,000	7,576,832

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Northern Palm Beach County ID Special Assessment,
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/34	$2,700,000	$2,824,875
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/37	750,000	790,860
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/46	3,000,000	3,139,770
Water Control and Improvement, Unit of Development No. 2C, 5.20%, 8/01/46	6,000,000	6,265,500
Orange County Health Facilities Authority Revenue,
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	5,300,000	5,820,619
Presbyterian Retirement Communities Project, 5.00%, 8/01/47	6,285,000	6,882,641
Orlando-Orange County Expressway Authority Revenue, Series C, Pre-Refunded, 5.00%, 7/01/35	7,965,000	8,562,933
Palm Beach County Health Facilities Authority Revenue, Retirement Communities, ACTS Retirement- Life Communities Inc., Obligated Group, Refunding, 5.00%, 11/15/32	8,180,000	9,217,551
Pelican Marsh CDD Special Assessment Revenue,
Refunding, 4.875%, 5/01/22	800,000	801,216
Refunding, 5.375%, 5/01/31	1,295,000	1,309,569
Pensacola Airport Revenue, Refunding, 6.00%, 10/01/28	7,000,000	7,173,040
[g] Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,705,000	1,082,000
River Place St. Lucie CDD Special Assessment Revenue,
Series A, 7.625%, 5/01/21	600,000	508,710
Series A, 7.625%, 5/01/30	1,590,000	1,233,284
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	6,530,000	6,529,739
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Pre- Refunded, 5.00%, 5/01/36	12,500,000	12,577,500
Village CDD No. 6 Special Assessment Revenue, Refunding, 4.00%, 5/01/35	3,735,000	3,747,624
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38	6,700,000	6,771,757
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	7,035,000	7,899,953
7.00%, 5/01/41	6,240,000	7,187,544
Refunding, 5.00%, 5/01/22	965,000	1,003,243
Refunding, 5.25%, 5/01/31	1,920,000	2,062,138
Refunding, 5.50%, 5/01/42	1,915,000	2,071,360
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	1,800,000	2,060,622
5.00%, 5/01/32	5,530,000	6,105,562
5.125%, 5/01/43	8,400,000	9,315,684
6.00%, 5/01/44	7,800,000	9,069,372
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	425,000	426,887

		458,132,027
Georgia 2.0%
The Atlanta Development Authority Senior Health Care Facilities Revenue, Georgia Proton Treatment Center Project, Series A-1, 7.00%, 1/01/40	5,000,000	5,135,050
Atlanta Water and Wastewater Revenue,
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	10,600,000	11,201,974
Series A, Pre-Refunded, 6.25%, 11/01/34	30,000,000	32,301,300
Series B, AGMC Insured, Pre-Refunded, 5.25%, 11/01/34	19,400,000	20,587,280
[b,g] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28	1,470,000	15
Forsyth County Hospital Authority Revenue,
Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.25%, 10/01/18	780,000	802,246
Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.375%, 10/01/28	8,000,000	9,860,560
Georgia Municipal Electric Authority Revenue, Plant Vogtle Units 3 and 4 Project J, Series A, 5.50%, 7/01/60	17,000,000	18,832,940

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Main Street Natural Gas Inc. Revenue,
Gas Project, Series A, 5.50%, 9/15/25	$5,000,000	$ 5,870,600
Gas Project, Series A, 5.50%, 9/15/27	4,000,000	4,772,680
Gas Project, Series A, 5.50%, 9/15/28	10,000,000	11,993,700
Richmond County Development Authority Environmental Improvement Revenue, International Paper Co. Project, Series A, 6.25%, 11/01/33	7,000,000	7,514,150
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A, 6.25%, 11/01/33	4,865,000	5,222,334

		134,094,829

Hawaii 0.2%
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaiian Electric Co. Inc. and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	7,924,350
Hawaiian Electric Co. Inc. and Subsidiary Projects, Refunding, Series B, 4.00%, 3/01/37	5,000,000	5,021,200

		12,945,550

Idaho 0.4%
Idaho State Health Facilities Authority Revenue, St. Luke’s Health System Project, Series A, 6.75%, 11/01/37	12,500,000	12,887,875
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36	13,305,000	14,794,628

		27,682,503

Illinois 4.9%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn., 1/01/35	19,800,000	8,539,344
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Pre-Refunded, 5.50%, 11/01/40	3,570,000	3,918,825
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23	5,000	5,021
Bureau County Township High School District No. 502 GO, School Building, Series A, BAM Insured, Pre-Refunded, 6.625%, 10/01/43	5,250,000	6,513,570
Chicago O’Hare International Airport Revenue,
Passenger Facility Charge, Series B, 5.00%, 1/01/35	12,555,000	13,179,611
Passenger Facility Charge, Series B, 5.00%, 1/01/40	20,430,000	21,423,919
Chicago Transit Authority Sales Tax Receipts Revenue,
5.25%, 12/01/36	11,000,000	11,947,760
5.00%, 12/01/44	10,000,000	10,906,500
Cook County GO, Refunding, Series C, 5.00%, 11/15/29	34,555,000	37,374,688
Illinois State Finance Authority Education Revenue,
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/25	2,750,000	3,041,693
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/32	3,750,000	4,006,913
[h] Illinois State Finance Authority MFHR,
Better Housing Foundation ERNST Portfolio Project, Series A-1, 5.10%, 12/01/43	1,600,000	1,588,080
Better Housing Foundation ERNST Portfolio Project, Series A-1, 5.25%, 12/01/53	2,600,000	2,577,380
Illinois State Finance Authority Revenue,
Institute of Technology, 6.50%, 2/01/23	1,000,000	1,029,820
Institute of Technology, 7.125%, 2/01/34	1,500,000	1,530,870
Mercy Health System Corp., Refunding, 5.00%, 12/01/40	11,980,000	12,918,513
OSF Healthcare System, Series A, 5.00%, 11/15/45	20,750,000	22,470,175
Plymouth Place Inc., Refunding, 5.00%, 5/15/37	2,500,000	2,583,775
Plymouth Place Inc., Refunding, 5.25%, 5/15/45	1,100,000	1,153,647
Resurrection Health Care, Series A, AGMC Insured, Pre-Refunded, 5.25%, 5/15/29	14,445,000	14,563,160
Riverside Health System, Pre-Refunded, 6.25%, 11/15/35	3,035,000	3,270,516
Riverside Health System, Refunding, 6.25%, 11/15/35	1,965,000	2,091,625

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Revenue, (continued)
Roosevelt University Project, Refunding, 6.50%, 4/01/39	$15,000,000	$ 15,775,500
Rosalind Franklin University, Refunding, Series A, 5.00%, 8/01/47	1,525,000	1,625,116
Rosalind Franklin University Research Building Project, Series C, 5.00%, 8/01/46	1,900,000	2,026,255
Rush University Medical Center Obligated Group, Series B, Pre-Refunded, 7.25%, 11/01/38	10,000,000	10,388,400
Illinois State Finance Authority Student Housing Revenue,
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/35	5,335,000	5,225,632
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/47	10,000,000	9,455,900
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	16,398,600
CHF-Normal LLC, Illinois State University Project, Pre-Refunded, 7.00%, 4/01/43	7,500,000	8,651,250
Illinois State Finance Authority Water Facility Revenue,
American Water Capital Corp. Project, 5.25%, 10/01/39	15,350,000	15,857,164
American Water Capital Corp. Project, 5.25%, 5/01/40	10,415,000	10,955,747
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B-1, AGMC Insured, zero cpn., 6/15/45	18,100,000	5,345,835
McCormick Place Expansion Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/15/35	10,000,000	4,404,600
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention Center, ETM, 7.00%, 7/01/26	7,500,000	9,045,300
Railsplitter Tobacco Settlement Authority Revenue, Pre-Refunded, 6.00%, 6/01/28	24,650,000	27,900,349
United City of Yorkville Special Tax, Kendall County, Special Service Area Nos. 2005-108 and 2005-109, Refunding, AGMC Insured, 4.00%, 3/01/36	11,000	10,792

		329,701,845

Indiana 0.9%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project, Series A, 5.00%, 6/01/32	10,000,000	10,199,900
Indiana Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,432,500
Deaconess Health System Obligated Group, Refunding, Series A, 4.00%, 3/01/37	5,000,000	5,116,850
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	13,533,875
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	5,657,000
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40	12,500,000	13,422,875
Indiana State Municipal Power Agency Revenue, Power Supply System, Series B, Pre-Refunded, 6.00%, 1/01/39	4,000,000	4,153,360
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C, NATL Insured, 5.85%, 4/01/19	5,000,000	5,202,350

		62,718,710

Iowa 0.7%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University Project, Pre-Refunded, 6.00%, 9/01/39	11,000,000	12,180,190
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed, Refunding, Series B, 5.60%, 6/01/34	35,850,000	36,219,972

		48,400,162

Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/Sunbelt Obligated Group, Refunding, Series C, 5.75%, 11/15/38	6,250,000	6,656,563

franklintempleton.com	Annual Report	87

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky 1.3%
Kentucky Economic Development Finance Authority Revenue,
Hospital, Owensboro Health Inc., Refunding, Series A, 5.00%, 6/01/45	$8,950,000	$9,472,322
Hospital, Owensboro Medical Health System Inc., Series A, Pre-Refunded, 6.50%, 3/01/45	18,330,000	20,222,756
Louisville Arena Project, Louisville Arena Authority Inc., Series A, Subseries A-1, Assured Guaranty, Pre-Refunded, 6.00%, 12/01/42	5,000,000	5,058,550
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue,
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.60% thereafter, 7/01/39	10,000,000	9,211,500
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.75% thereafter, 7/01/43	5,000,000	4,613,850
Louisville/Jefferson County Metro Government College Revenue,
Bellarmine University Inc. Project, Improvement, 5.625%, 5/01/29	430,000	446,602
Bellarmine University Inc. Project, Improvement, Pre-Refunded, 5.625%, 5/01/29	5,125,000	5,470,118
Bellarmine University Inc. Project, Improvement, Pre-Refunded, 6.125%, 5/01/39	5,000,000	5,377,650
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31	10,500,000	10,665,585
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	8,000,000	8,441,920
American Water Co. Project, Series A, 5.375%, 6/01/40	10,000,000	10,698,900

		89,679,753
Louisiana 1.6%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	13,990,000	14,035,747
Louisiana Local Government Environmental Facilities and CDA Revenue,
Westlake Chemical Corp. Projects, Series A, 6.50%, 8/01/29	9,000,000	9,947,250
Westlake Chemical Corp. Projects, Series A-2, 6.50%, 11/01/35	8,000,000	8,871,840
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	10,000,000	10,673,600
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/41	2,000,000	2,163,700
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/45	7,405,000	7,990,661
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.50%, 5/15/37	5,000,000	5,702,850
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	15,500,000	17,798,495
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47	60,000	71,354
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46	20,000,000	21,718,600
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	3,755,000	4,065,914
St. Tammany Public Trust Financing Authority Revenue,
Christwood Project, Refunding, 5.25%, 11/15/29	1,200,000	1,309,452
Christwood Project, Refunding, 5.25%, 11/15/37	1,650,000	1,762,118
Tobacco Settlement FICO Revenue, Tobacco Settlement, Asset-Backed, Refunding, Series A, 5.25%, 5/15/35	1,000,000	1,085,000

		107,196,581
Maine 0.3%
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,631,522
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	10,991,500
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20	4,800,000	4,799,520

		20,422,542
Maryland 0.4%
Baltimore Special Obligation Revenue,
Harbor Point Project, Refunding, 5.00%, 6/01/36	1,250,000	1,289,975
Harbor Point Project, Refunding, 5.125%, 6/01/43	2,500,000	2,587,325
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40	6,970,000	7,289,226

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State EDC, EDR, Transportation Facilities Project, Series A, Pre-Refunded, 5.75%, 6/01/35	$13,070,000	$14,265,251
Maryland State Health and Higher Educational Facilities Authority Revenue, Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,197,970

		28,629,747

Massachusetts 1.2%
Massachusetts Bay Transportation Authority Revenue,
General Transportation System, Series A, 7.00%, 3/01/21	775,000	845,021
General Transportation System, Series A, 7.00%, 3/01/21	230,000	230,000
Massachusetts Development Finance Agency Revenue,
North Hill Communities Issue, Series A, Pre-Refunded, 6.25%, 11/15/28	2,250,000	2,644,245
North Hill Communities Issue, Series A, Pre-Refunded, 6.25%, 11/15/33	2,000,000	2,439,000
North Hill Communities Issue, Series A, Pre-Refunded, 6.50%, 11/15/43	4,125,000	5,073,090
[f] Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory Put, Pre-Refunded, 5.75%, 5/01/19	3,700,000	3,879,783
Massachusetts State Educational Financing Authority Education Loan Revenue, Issue K, Refunding, 5.25%, 7/01/29	6,940,000	7,386,450
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A, 5.125%, 7/01/41	10,340,000	11,140,006
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%, 1/01/34	35,000,000	44,649,150

		78,286,745

Michigan 4.8%
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	15,900,000	18,911,460
Detroit Sewage Disposal System Revenue,
second lien, Series B, NATL Insured, 5.50%, 7/01/29	5,000,000	5,821,500
second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000	15,038
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, 5.25%, 7/01/39	12,000,000	12,986,880
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	5,215,000	5,930,967
Grand Rapids EDC,
EDR, Beacon Hill at Eastgate Project, Refunding, Series A, 5.00%, 11/01/37	600,000	630,954
EDR, Beacon Hill at Eastgate Project, Refunding, Series A, 5.00%, 11/01/47	1,390,000	1,449,436
EDR, Beacon Hill at Eastgate Project, Refunding, Series A, 5.00%, 11/01/52	1,185,000	1,230,942
Michigan Finance Authority Revenue,
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.00%, 7/01/24	3,000,000	3,153,750
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.75%, 7/01/44	5,505,000	5,515,515
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41	5,050,000	5,562,070
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	27,525,000	29,940,043
Hospital, Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	75,000	83,513
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B, 5.00%, 7/01/39	7,600,000	8,192,724
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B, 5.00%, 7/01/44	10,000,000	10,727,200
Local Government Loan Program, senior lien, Refunding, Series C-1, 5.00%, 7/01/44	10,000,000	10,861,200
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%, 7/01/32	10,000,000	11,163,300

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority Revenue, (continued)
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%, 7/01/33	$3,000,000	$3,338,010
Local Government Loan Program, senior lien, Refunding, Series D-1, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,523,900
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/29	11,000,000	12,232,660
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/30	9,000,000	9,992,070
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/34	10,000,000	10,975,600
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33	10,000,000	11,005,600
Michigan Hospital Finance Authority Revenue,
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/34	4,065,000	4,299,998
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	26,810,000	29,493,949
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	2,050,000	2,302,724
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.00%, 10/15/38	175,000	179,834
Facilities Program, Refunding, Series II-A, 5.375%, 10/15/41	10,000,000	11,105,900
Facilities Program, Series I, Pre-Refunded, 6.00%, 10/15/38	5,825,000	5,989,556
Michigan Tobacco Settlement Finance Authority Revenue,
First Subordinate, Capital Appreciation, Series B, zero cpn., 6/01/52.	150,000,000	9,823,500
Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/34	2,500,000	2,493,750
Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/48	5,000,000	4,987,500
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	10,320,000	11,193,485
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	20,000,000	20,683,600
William Beaumont Hospital Obligated Group, Series W, Pre-Refunded, 6.00%, 8/01/39	33,120,000	35,115,149

		322,913,277

Minnesota 0.3%
Minneapolis Health Care System Revenue,
Fairview Health Services, Series A, Pre-Refunded, 6.625%, 11/15/28	11,000,000	11,400,290
Fairview Health Services, Series A, Pre-Refunded, 6.75%, 11/15/32	6,250,000	6,482,875
Minneapolis Senior Housing and Healthcare Revenue,
Ecumen - Abiitan Mill City Project, 5.25%, 11/01/45	2,800,000	2,891,728
Ecumen - Abiitan Mill City Project, 5.375%, 11/01/50	1,000,000	1,001,240

		21,776,133

Mississippi 1.3%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B, 6.70%, 4/01/22	18,875,000	21,655,099
Mississippi Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Health Care, Series A, 5.00%, 9/01/41	47,000,000	50,009,410
Warren County Gulf Opportunity Zone Revenue,
International Paper Co. Project, Series A, 6.50%, 9/01/32	10,000,000	10,249,300
International Paper Co. Project, Series A, 5.80%, 5/01/34	7,000,000	7,591,430

		89,505,239

Missouri 0.7%
Cape Girardeau County IDA Health Facilities Revenue, Southeast Health, Refunding, Series A, 6.00%, 3/01/33	5,350,000	6,095,950
Kirkwood IDA Retirement Community Revenue,
Aberdeen Heights, Refunding, Series A, 5.25%, 5/15/42	1,000,000	1,060,580
Aberdeen Heights, Refunding, Series A, 5.25%, 5/15/50	3,500,000	3,690,365

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project, Series A, Pre-Refunded, 6.00%, 1/01/39	$11,000,000	$11,421,740
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	7,000,000	7,413,210
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	3,000,000	3,188,130
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42	7,000,000	7,905,310
Stoddard County IDA Health Facilities Revenue, Southeast Health, Refunding, Series B, 6.00%, 3/01/37	4,220,000	4,779,108

		45,554,393

Nebraska 0.1%
Douglas County Hospital Authority No. 3 Revenue, Health Facilities Methodist Health System, Refunding, 5.00%, 11/01/45	6,750,000	7,358,782

Nevada 0.7%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26	1,295,000	1,304,026
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31	1,010,000	1,016,121
Local ID No. 142, Mountain’s Edge, Refunding, 5.00%, 8/01/21	1,245,000	1,328,116
Local ID No. 159, Summerlin Village 16A, 5.00%, 8/01/35	2,470,000	2,558,055
Director of the State of Nevada Department of Business and Industry Environmental Improvement Revenue,
Green Fulcrum Sierra Biofuels LLC Project, 5.875%, 12/15/27	7,885,000	8,468,253
Green Fulcrum Sierra Biofuels LLC Project, 6.25%, 12/15/37	9,000,000	9,796,050
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/18	740,000	740,000
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/19	740,000	735,575
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22	1,120,000	1,092,963
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25	1,175,000	1,125,180
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/32	1,750,000	1,732,903
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/35	2,500,000	2,429,425
Las Vegas Special ID No. 812 Special Assessment,
Local Improvement, Summerlin Village 24, 5.00%, 12/01/27	1,495,000	1,584,461
Local Improvement, Summerlin Village 24, 5.00%, 12/01/30	1,730,000	1,803,179
Local Improvement, Summerlin Village 24, 5.00%, 12/01/35	1,100,000	1,122,572
Las Vegas Special ID No. 813 Special Assessment, Local Improvement, Summerlin Village 26, 4.00%, 6/01/33	635,000	613,823
Overton Power District No. 5 Special Obligation Revenue, Pre-Refunded, 8.00%, 12/01/38	7,500,000	7,862,325

		45,313,027

New Hampshire 0.1%
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group, Series A, Pre-Refunded, 6.125%, 10/01/39.	5,000,000	5,351,650

New Jersey 3.6%
Hudson County Improvement Authority Solid Waste System Revenue, Refunding, Series A, 5.75%, 1/01/40	5,000,000	5,352,050
New Jersey EDA Revenue,
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC, Series A, Pre-Refunded, 5.875%, 6/01/42	5,000,000	5,471,000
Provident Group-Rowan Properties LLC, Rowan University Student Housing Project, Series A, 5.00%, 1/01/48	5,000,000	5,280,700
School Facilities Construction, Series AAA, 5.00%, 6/15/35	3,450,000	3,690,086

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Revenue, (continued)
School Facilities Construction, Series AAA, 5.00%, 6/15/41	$4,550,000	$4,767,126
New Jersey EDA Special Facility Revenue,
Continental Airlines Inc. Project, 4.875%, 9/15/19	7,465,000	7,673,199
Continental Airlines Inc. Project, 5.125%, 9/15/23	19,800,000	21,868,308
Continental Airlines Inc. Project, 5.25%, 9/15/29	41,900,000	45,738,459
New Jersey Health Care Facilities Financing Authority Revenue,
St. Joseph’s Healthcare System Obligated Group Issue, Pre-Refunded, 6.625%, 7/01/38	27,015,000	27,482,630
University Hospital Issue, Refunding, Series A, 5.00%, 7/01/46	5,750,000	6,307,060
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38	4,810,000	5,020,341
Transportation Program, Series AA, 5.25%, 6/15/41	2,500,000	2,656,700
Transportation Program, Series AA, 5.00%, 6/15/44	9,335,000	9,644,269
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/38	46,750,000	17,125,927
Transportation System, Series A, 6.00%, 12/15/38	35,705,000	36,763,653
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	19,295,000	19,995,408
Transportation System, Series B, 5.25%, 6/15/36	17,500,000	18,419,625

		243,256,541

New Mexico 2.2%
Farmington PCR,
Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.90%, 6/01/40	58,000,000	62,359,860
Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.90%, 6/01/40	18,435,000	19,820,759
Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 5.90%, 6/01/40	53,520,000	57,543,098
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter Lifestyle Group, 5.00%, 7/01/42	5,000,000	5,214,900

		144,938,617
New York 4.8%
Long Island Power Authority Electric System Revenue, General, Series A, Pre-Refunded, 6.00%, 5/01/33	12,500,000	13,137,375
MAC for City of Troy Revenue,
Capital Appreciation, Series C, NATL Insured, zero cpn., 7/15/21	428,010	399,449
Capital Appreciation, Series C, NATL Insured, zero cpn., 1/15/22	649,658	596,691
MTA Revenue,
Transportation, Refunding, Series D, 5.00%, 11/15/38	8,790,000	9,846,646
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/41	15,500,000	17,321,715
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	10,000,000	10,972,600
Transportation, Series E, 5.00%, 11/15/33	10,000,000	11,258,400
New York City GO,
Refunding, Series H, 6.125%, 8/01/25	5,000	5,020
Series F, 7.50%, 2/01/21	5,000	5,026
Series G, 7.50%, 2/01/22	5,000	5,026
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48	7,500,000	7,743,375
New York City IDA,
IDR, Brooklyn Navy Yard Cogeneration Partners, 5.65%, 10/01/28	14,130,000	14,102,305
IDR, Brooklyn Navy Yard Cogeneration Partners, 5.75%, 10/01/36	18,205,000	18,080,842
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .	2,760,000	2,759,945
New York Liberty Development Corp. 3 World Trade Center Project, Class 2, Refunding, 5.375%, 11/15/40	10,000,000	10,942,200
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49	18,500,000	19,786,675

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	$65,000,000	$80,032,550
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Orange Regional Medical Center, Pre-Refunded, 6.125%, 12/01/29	16,000,000	16,549,760
Non-State Supported Debt, Orange Regional Medical Center, Pre-Refunded, 6.25%, 12/01/37	30,000,000	31,058,700
New York Transportation Development Corp. Special Facilities Revenue, Laguardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 1/01/50	41,785,000	45,777,975
Rockland Tobacco Asset Securitization Corp. Settlement Revenue, Asset-Backed, First Subordinate, Series A, zero cpn., 8/15/45	61,000,000	9,448,900
TSASC Inc. Revenue, Tobacco Settlement, Refunding, Senior Series A, 5.00%, 6/01/41	4,000,000	4,410,480

		324,241,655
North Carolina 0.7%
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%, 11/01/33	1,300,000	1,395,485
Recovery Zone Facility, International Paper Co. Projects, Series B, 6.25%, 11/01/33	4,000,000	4,293,800
North Carolina State Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project, 5.00%, 12/31/37	3,100,000	3,364,740
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	16,343,550
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/30	2,790,000	2,994,981
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/35	1,000,000	1,058,510
Vidant Health, Refunding, 5.00%, 6/01/45	5,000,000	5,503,050
North Carolina State Medical Care Commission Retirement Facilities Revenue,
Galloway Ridge Project, first mortgage, Refunding, Series A, 5.25%, 1/01/41	2,720,000	2,829,072
United Church Homes and Services, first mortgage, Refunding, Series A, 5.00%, 9/01/37	2,100,000	2,242,632
United Church Homes and Services, first mortgage, Refunding, Series C, 5.00%, 9/01/41	2,120,000	2,220,085
United Church Homes and Services, first mortgage, Refunding, Series C, 5.00%, 9/01/46	3,160,000	3,297,776

		45,543,681
North Dakota 0.1%
Burleigh County Education Facilities Revenue,
University of Mary Project, 5.10%, 4/15/36	2,800,000	2,809,072
University of Mary Project, 5.20%, 4/15/46	5,430,000	5,388,243

		8,197,315
Ohio 2.1%
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, Pre-Refunded, 6.00%, 6/01/45	12,500,000	13,697,250
Butler County Hospital Facilities Revenue,
UC Health, Pre-Refunded, 5.50%, 11/01/40	6,680,000	7,341,921
UC Health, Pre-Refunded, 5.50%, 11/01/40	3,320,000	3,653,527
Centerville Health Care Revenue,
Graceworks Lutheran Services, Improvement and Refunding, 5.25%, 11/01/47	2,700,000	2,841,966
Graceworks Lutheran Services, Improvement and Refunding, 5.25%, 11/01/50	2,500,000	2,621,500
Fairfield County Hospital Revenue, Fairfield Medical Center Project, Refunding and Improvement, 5.00%, 6/15/43	10,000,000	10,303,400
Hamilton County Healthcare Revenue,
Life Enriching Communities Project, Series A, Pre-Refunded, 6.50%, 1/01/41	4,970,000	5,601,389
Life Enriching Communities Project, Series A, Pre-Refunded, 6.625%, 1/01/46	2,500,000	2,826,175
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., Refunding, 5.00%, 8/15/45	6,000,000	6,472,260

franklintempleton.com	Annual Report	93

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Little Miami Local School District GO,
School Improvement, Pre-Refunded, 6.875%, 12/01/34	$5,100,000	$5,810,175
School Improvement, Refunding, 6.875%, 12/01/34	470,000	525,150
Ohio State Air Quality Development Authority Exempt Facilities Revenue, Pratt Paper LLC Project, 4.25%, 1/15/38	3,000,000	3,028,800
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	15,000,000	16,621,050
Ohio State Hospital Revenue, University Hospitals Health System Inc., Refunding, Series A, 5.00%, 1/15/46	6,000,000	6,536,640
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	33,374,950
Southeastern Port Authority Hospital Facilities Revenue,
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/35	1,000,000	1,043,510
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/43	1,000,000	1,029,910
Memorial Health System Obligated Group Project, Refunding, 5.50%, 12/01/43	1,300,000	1,389,648
Memorial Health System Obligated Group Project, Refunding and Improvement, 6.00%, 12/01/42 .	14,000,000	15,135,680

		139,854,901

Oklahoma 0.3%
Oklahoma Development Finance Authority Revenue, Provident Education Resources Inc. Cross Village Student Housing Project, Series A, 5.00%, 8/01/47	10,000,000	10,672,500
Tulsa County Industrial Authority Senior Living Community Revenue,
Montereau Inc. Project, Refunding, 5.25%, 11/15/37	1,250,000	1,419,288
Montereau Inc. Project, Refunding, 5.25%, 11/15/45	5,250,000	5,926,672

		18,018,460

Oregon 0.4%
Multnomah County Hospital Facilities Authority Revenue,
Mirabella South Waterfront Project, Refunding, Series A, 5.40%, 10/01/44	3,000,000	3,206,790
Mirabella South Waterfront Project, Refunding, Series A, 5.50%, 10/01/49	5,500,000	5,894,130
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,278,100
Salem Hospital Facility Authority Revenue,
Capital Manor Inc., Refunding, 5.00%, 5/15/22	1,000,000	1,086,200
Capital Manor Inc., Refunding, 5.75%, 5/15/27	1,000,000	1,098,240
Capital Manor Inc., Refunding, 5.625%, 5/15/32	1,000,000	1,079,080
Capital Manor Inc., Refunding, 6.00%, 5/15/42	3,100,000	3,362,415
Capital Manor Inc., Refunding, 6.00%, 5/15/47	2,000,000	2,165,260
Yamhill County Hospital Authority, Friendsview Retirement Community, Refunding, Series A, 5.00%, 11/15/51	3,045,000	3,220,849

		26,391,064

Pennsylvania 2.3%
Allegheny County Higher Education Building Authority University Revenue,
Carlow University Project, Refunding, 6.75%, 11/01/31	1,215,000	1,334,690
Carlow University Project, Refunding, 7.00%, 11/01/40	2,000,000	2,203,880
Chester County IDA Revenue,
Renaissance Academy Charter School Project, 5.00%, 10/01/34	1,500,000	1,594,005
Renaissance Academy Charter School Project, 5.00%, 10/01/39	1,725,000	1,816,735
Renaissance Academy Charter School Project, 5.00%, 10/01/44	1,160,000	1,212,838
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/42	12,000,000	12,939,960
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	3,720,000	3,729,970

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lancaster County Hospital Authority Revenue,
Brethren Village Project, Refunding, 5.125%, 7/01/37	$1,000,000	$1,090,900
Brethren Village Project, Refunding, 5.25%, 7/01/41	1,000,000	1,096,490
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project, Series A, Pre-Refunded, 5.50%, 8/15/40	15,000,000	15,273,000
[f] Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue, PPL Energy Supply LLC Project, Series B, Mandatory Put, 5.00%, 9/01/20	25,000,000	25,169,000
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub Series B-2, zero cpn. to 11/30/28, 5.75% thereafter, 12/01/37	20,000,000	14,569,800
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub Series B-2, zero cpn. to 12/01/28, 5.875% thereafter, 12/01/40	25,075,000	18,212,223
Subordinate, Convertible Capital Appreciation, Series C, AGMC Insured, 6.25%, 6/01/33	5,000,000	6,154,550
Subordinate, Series B, Pre-Refunded, 5.75%, 6/01/39	20,000,000	21,051,000
Philadelphia IDAR, Senior Living Facilities, Wesley Enhanced Living Obligated Group, Refunding, Series A, 5.00%, 7/01/49	3,000,000	3,155,130
State Public School Building Authority Revenue, Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	20,000,000	21,926,800

		152,530,971

Rhode Island 0.4%
Rhode Island State Health and Educational Building Corp. Revenue,
Hospital Financing, Care New England Issue, Series A, Pre-Refunded, 6.00%, 9/01/33	7,320,000	8,782,243
Hospital Financing, Lifespan Obligated Group Issue, Series A, Pre-Refunded, 7.00%, 5/15/39	8,200,000	8,738,412
Tobacco Settlement FICO Revenue, Asset-Backed, Refunding, Series A, 5.00%, 6/01/40	10,000,000	10,707,600

		28,228,255

South Carolina 1.1%
South Carolina Jobs EDA Residential Care Facilities Revenue,
South Carolina Episcopal Home at Still Hopes, 5.00%, 4/01/47	2,000,000	2,070,780
South Carolina Episcopal Home at Still Hopes, 5.00%, 4/01/52	1,750,000	1,802,728
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC Project, Series A, Pre-Refunded, 6.50%, 4/01/42	10,000,000	11,000,800
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43	52,890,000	57,326,413

		72,200,721

South Dakota 0.2%
Sioux Falls Health Facilities Revenue,
Dow Rummel Village Project, 5.00%, 11/01/42	3,000,000	3,065,400
Dow Rummel Village Project, Refunding, 5.00%, 11/01/46	11,110,000	11,257,430

		14,322,830

Tennessee 1.3%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/27	19,365,000	13,492,951
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/28	19,400,000	12,951,246
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/29	19,365,000	12,308,394
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/30	19,370,000	11,743,256

franklintempleton.com	Annual Report	95

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Refunding, Series A, 5.00%, 1/01/47	$5,000,000	$ 5,454,100
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/23	5,000,000	5,429,500
Refunding, Series B, 5.75%, 7/01/24	3,500,000	3,802,330
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	20,000,000	22,089,800

		87,271,577

Texas 8.7%
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue, Obligated Group, St. Joseph Regional Health Center, Pre-Refunded, 5.50%, 1/01/38	5,250,000	5,321,505
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese of Austin, Series B, 6.125%, 4/01/45	10,000,000	10,705,000
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/35	3,000,000	1,483,050
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/37	2,500,000	1,124,125
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/38	2,405,000	1,032,442
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/39	2,545,000	1,042,687
senior lien, Pre-Refunded, 5.75%, 1/01/25	2,350,000	2,526,509
senior lien, Pre-Refunded, 5.75%, 1/01/31	2,500,000	2,769,800
senior lien, Pre-Refunded, 6.00%, 1/01/41	7,925,000	8,834,631
senior lien, Pre-Refunded, 6.25%, 1/01/46	24,340,000	27,300,961
senior lien, Series A, 5.00%, 1/01/45	5,000,000	5,474,250
Clifton Higher Education Finance Corp. Revenue, Education, Uplift Education, Series A, 5.00%, 12/01/45	3,855,000	4,140,501
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, 5.00%, 11/01/42	12,000,000	12,893,400
Joint Improvement, Series A, 5.00%, 11/01/45	50,000,000	53,682,000
Joint Improvement, Series B, 5.00%, 11/01/44	11,385,000	12,519,629
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project, Series A, 7.25%, 8/15/38	15,000,000	18,627,900
Fort Worth Special Assessment Revenue,
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.00%, 9/01/27	1,965,000	2,014,282
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.00%, 9/01/32	1,270,000	1,260,945
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.125%, 9/01/37	1,650,000	1,613,205
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	9,201,200
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	3,146,657
Harris County Cultural Education Facilities Finance Corp. Revenue,
Brazos Presbyterian Homes Inc. Project, first mortgage, Refunding, 5.00%, 1/01/48	10,000,000	10,199,600
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/43	3,000,000	3,660,990
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/48	5,250,000	6,406,732
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare System, Series B, Pre-Refunded, 7.25%, 12/01/35	13,500,000	14,085,630
Houston Airport System Revenue, Special Facilities, United Airlines Terminal E Project, Refunding, 4.75%, 7/01/24	10,000,000	10,969,200
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas, Pre-Refunded, 6.25%, 2/15/37	5,000,000	5,225,750
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding, Series A, 6.30%, 11/01/29	10,000,000	10,757,700

96	Annual Report	franklintempleton.com

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Mesquite Health Facilities Development Corp. Retirement Facility Revenue,
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/35	$5,175,000	$ 5,409,635
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/36	1,000,000	1,034,280
Christian Care Centers Inc. Project, Refunding, 5.125%, 2/15/42	3,750,000	3,888,938
Mission Economic Development Corp. Revenue, Natgasoline Project, senior lien, Series B, 5.75%, 10/01/31	7,000,000	7,292,390
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside Ministries Project, 6.50%, 1/01/43	4,350,000	4,849,380
New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue,
Longhorn Village Project, Refunding, 5.00%, 1/01/42	3,000,000	3,168,570
Longhorn Village Project, Refunding, 5.00%, 1/01/47	5,000,000	5,262,150
MRC Crestview Project, Refunding, 5.00%, 11/15/36	1,020,000	1,062,289
MRC Crestview Project, Refunding, 5.00%, 11/15/46	4,100,000	4,231,077
Wesleyan Homes Inc. Project, Refunding, 5.50%, 1/01/43	3,200,000	3,415,232
New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue,
Cardinal Bay Inc., Village on the Park/Carriage Inn Project, Fourth Tier, Series D, 6.00%, 7/01/26	175,000	176,880
Cardinal Bay Inc., Village on the Park/Carriage Inn Project, Fourth Tier, Series D, 7.00%, 7/01/51	5,110,000	5,294,829
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF - Collegiate Housing Stephenville III LLC, Tarleton State University Project, Series A, 5.00%, 4/01/47	6,420,000	6,909,846
CHF-Collegiate Housing Island Campus LLC, Series A, 5.00%, 4/01/42	3,500,000	3,805,865
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	3,284,820
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	30,000,000	24,752,100
North Texas Tollway Authority Revenue,
first tier, Series A, 6.25%, 1/01/39	2,350,000	2,433,966
first tier, Series A, Pre-Refunded, 6.25%, 1/01/39	10,150,000	10,547,068
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	30,383,750
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/37	7,500,000	3,208,050
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/21, 6.75% thereafter, 9/01/45	25,000,000	29,713,250
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/23, 7.00% thereafter, 9/01/43	10,000,000	10,863,800
System, first tier, Refunding, Series B, 5.00%, 1/01/38	10,000,000	10,698,600
System, first tier, Series K, Subseries K-2, Assured Guaranty, Pre-Refunded, 6.00%, 1/01/38	15,000,000	15,568,650
Red River Education Financing Corp. Higher Education Revenue, Houston Baptist University Project, Refunding, 5.50%, 10/01/46	4,250,000	4,663,695
Red River Health Facilities Development Corp. First Mortgage Revenue,
[g] Eden Home Project, 7.25%, 12/15/42	11,000,000	7,370,000
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32	1,500,000	1,578,000
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41	2,000,000	2,058,300
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Refunding, 5.00%, 11/15/40	15,225,000	16,164,382
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44	2,500,000	2,643,300
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49	2,625,000	2,752,260
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue,
5.00%, 12/15/30	25,000,000	27,317,500
5.00%, 12/15/31	24,500,000	26,725,580
5.00%, 12/15/32	10,000,000	10,894,400
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series A, 5.00%, 8/15/41	5,000,000	5,466,200
second tier, Refunding, Series C, 5.00%, 8/15/42	15,965,000	17,569,482

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman Project, 6.00%, 11/01/41	$9,350,000	$ 10,050,782

		580,529,577

Virginia 1.2%
Henrico County EDA Residential Care Facilities Revenue,
LifeSpire of Virginia, Refunding, Series C, 5.00%, 12/01/37	765,000	819,820
LifeSpire of Virginia, Refunding, Series C, 5.00%, 12/01/47	2,200,000	2,339,458
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B, 5.00%, 11/01/43	17,575,000	19,226,347
Tobacco Settlement FICO Revenue, Capital Appreciation, Second Subordinate, Refunding, Series D, zero cpn., 6/01/47	50,000,000	3,541,500
Virginia Small Business Financing Authority Revenue,
Elizabeth River Crossings OPCO LLC Project, senior lien, 6.00%, 1/01/37	6,485,000	7,297,311
Elizabeth River Crossings OPCO LLC Project, senior lien, 5.50%, 1/01/42	35,790,000	39,457,759
Virginia State Small Business Financing Authority Residential Care Facility Revenue, Pinnacle Living, Series C, 5.00%, 6/01/52	6,000,000	6,267,480

		78,949,675

Washington 2.1%
FYI Properties Lease Revenue,
Washington State District Project, 5.50%, 6/01/34	11,935,000	12,508,715
Washington State District Project, 5.50%, 6/01/39	16,250,000	17,020,738
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A, 5.50%, 9/01/42	3,150,000	3,220,371
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	5,475,000	6,699,539
Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%, 12/01/35	5,355,000	5,677,746
Washington Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 7.00%, 7/01/39	8,500,000	9,082,930
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	7,931,475
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	19,725,000	21,503,603
Washington State Economic Development Finance Authority Environmental Facilities Revenue,
Coalview Centralia LLC Project, 8.25%, 8/01/25	3,800,000	3,266,860
Coalview Centralia LLC Project, 9.50%, 8/01/25	12,855,000	11,663,470
Columbia Pulp I LLC Project, Series A, 7.50%, 1/01/32	5,000,000	5,905,500
[f] Washington State Economic Development Finance Authority Revenue, Propeller Airports Paine Field LLC Project, Mandatory Put, Series A, 6.50%, 3/01/24	25,000,000	25,117,500
Washington State Higher Education Facilities Authority Revenue, Whitworth University Project, Pre-Refunded, 5.625%, 10/01/40	5,235,000	5,558,261
Washington State Housing Finance Commission Revenue, Nonprofit Housing, Presbyterian Retirement Communities Northwest Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,161,420

		137,318,128

West Virginia 0.8%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy Supply Co. LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	14,745,000	14,701,945
Kanawha County Commission Student Housing Revenue, The West Virginia State University Foundation Project, 6.75%, 7/01/45	6,650,000	7,019,474
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	27,250,000	27,005,022
West Virginia Hospital Finance Authority Revenue, Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/47	5,000,000	5,435,550

		54,161,991

98	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin 1.2%
PFA Education Revenue,
Coral Academy of Science Las Vegas, Series A, 5.00%, 7/01/45	$2,805,000	$ 2,961,070
Coral Academy of Science Las Vegas, Series A, 5.00%, 7/01/53	4,345,000	4,545,870
PFA Limited Obligation Grant Revenue, American Dream at Meadowlands Project, Series A, 6.75%, 8/01/31	10,000,000	10,798,900
PFA Limited Obligation PILOT Revenue, American Dream at Meadowlands Project, 6.75%, 12/01/42	10,000,000	11,545,100
PFA Retirement Facilities Revenue,
Whitestone Retirement Facilities, first mortgage, Refunding, 5.00%, 3/01/37	625,000	687,444
Whitestone Retirement Facilities, first mortgage, Refunding, 5.00%, 3/01/52	1,800,000	1,954,854
Wisconsin Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	5,288,300
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/45	1,500,000	1,594,890
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,230,500
Wisconsin PFA Exempt Facilities Revenue, Celanese Project, Refunding, Series C, 4.30%, 11/01/30	11,000,000	11,265,980
Wisconsin State General Fund Annual Appropriation Revenue,
Series A, Pre-Refunded, 6.00%, 5/01/33	13,590,000	14,297,496
Series A, Pre-Refunded, 6.00%, 5/01/33	1,410,000	1,484,251
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative, Series A, NATL Insured, 5.50%, 12/01/40	6,755,000	7,376,122

		79,030,777

Wyoming 0.2%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series A, 5.75%, 7/15/39	5,500,000	5,778,630
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	6,002,590
Wyoming CDA Student Housing Revenue,
CHF-Wyoming LLC, University of Wyoming Project, 6.25%, 7/01/31	600,000	642,630
CHF-Wyoming LLC, University of Wyoming Project, 6.50%, 7/01/43	1,600,000	1,708,032

		14,131,882

U.S. Territories 3.3%
Guam 1.3%
Government of Guam GO,
Series A, 6.00%, 11/15/19	3,480,000	3,624,211
Series A, Pre-Refunded, 6.75%, 11/15/29	10,000,000	10,847,200
Series A, Pre-Refunded, 7.00%, 11/15/39	15,000,000	16,333,500
Guam Government Department of Education COP,
John F. Kennedy High School Project, Series A, 6.625%, 12/01/30	5,065,000	5,240,097
John F. Kennedy High School Project, Series A, 6.875%, 12/01/40	4,000,000	4,146,960
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	11,527,924
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,850,000	4,123,466
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	8,430,000	9,046,908
Guam Government Waterworks Authority Water and Wastewater System Revenue, Pre-Refunded, 5.625%, 7/01/40	4,000,000	4,364,840
Guam International Airport Authority Revenue,
General, Refunding, Series B, AGMC Insured, 5.50%, 10/01/33	2,000,000	2,229,000
General, Refunding, Series B, AGMC Insured, 5.75%, 10/01/43	3,000,000	3,384,810
Guam Power Authority Revenue, Series A, Pre-Refunded, 5.50%, 10/01/40	10,000,000	10,957,900

		85,826,816

franklintempleton.com	Annual Report	99

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Northern Mariana Islands 0.2%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%, 3/15/28	$12,680,000	$ 12,616,600

Puerto Rico 1.7%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	9,500,000	8,966,005
Asset-Backed, Refunding, 5.625%, 5/15/43	2,500,000	2,338,750
[g] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	10,154,988
Series A, 7.25%, 7/01/30	25,000,000	9,406,250
Series A, 6.75%, 7/01/36	29,750,000	11,193,437
Series A, 7.00%, 7/01/43	5,000,000	1,881,250
Series A-4, zero cpn., 7/01/19	5,500,000	2,069,375
Series B, zero cpn., 7/01/19	5,500,000	2,069,375
Series E-1, zero cpn., 1/01/21	6,000,000	2,257,500
Series E-2, zero cpn., 7/01/21	6,000,000	2,257,500
Series E-3, zero cpn., 1/01/22	1,989,500	748,549
Series E-4, zero cpn., 7/01/22	1,989,499	748,549
Series WW, 5.50%, 7/01/38	16,355,000	6,153,569
Series XX, 5.75%, 7/01/36	23,620,000	8,887,025
Series XX, 5.25%, 7/01/40	71,780,000	27,007,225
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects, Refunding, 5.125%, 12/01/27	3,000,000	3,061,650
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	17,835,000	14,869,931
[g] Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, First Subordinate, Series A, zero cpn., 8/01/34	29,465,000	1,517,153
Capital Appreciation, First Subordinate, Series A, zero cpn., 8/01/36	17,800,000	847,280

		116,435,361

U.S. Virgin Islands 0.1%
Virgin Islands PFAR,
Virgin Islands Matching Fund Loan Note, Cruzan Project, Series A, 6.00%, 10/01/39	5,000,000	2,912,500
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	7,500,000	4,631,250

		7,543,750

Total U.S. Territories		222,422,527

Total Municipal Bonds (Cost $6,037,108,125)		6,600,951,698

Total Investments before Short Term Investments (Cost $6,042,361,804)		6,606,206,190

Short Term Investments 0.4%
Municipal Bonds 0.4%
Florida 0.1%
[i] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.17%, 9/01/28	5,800,000	5,800,000

Georgia 0.0%†
[i] Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic Assn. Project, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.10%, 7/01/35	1,750,000	1,750,000
[g] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 6.50%, 4/30/17	3,625,000	2,610,000

		4,360,000

100	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Kentucky 0.2%
[i] Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, LOC PNC Bank, Daily VRDN and Put, 1.09%, 10/01/39	$11,300,000	$ 11,300,000

Tennessee 0.1%
[i] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.11%, 6/01/42	6,000,000	6,000,000

Virginia 0.0%†
[i] Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells Fargo Bank, Daily VRDN and Put, 1.09%, 11/01/36	1,450,000	1,450,000

Total Short Term Investments (Cost $29,925,000)		28,910,000

Total Investments (Cost $6,072,286,804) 99.0%		6,635,116,190
Other Assets, less Liabilities 1.0%		66,541,664

Net Assets 100.0%		$ 6,701,657,854

See Abbreviations on page 140.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dIncome may be received in additional securities and/or cash.

eThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

fThe maturity date shown represents the mandatory put date.

gSee Note 7 regarding defaulted securities.

hSecurity purchased on a when-issued basis. See Note 1(b).

iVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Massachusetts Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.63	$11.94	$11.93	$11.42	$12.16

Income from investment operations[b]:

Net investment income[c]	0.35	0.39	0.40	0.42	0.42

Net realized and unrealized gains (losses)	(0.15)	(0.31)	0.01	0.51	(0.76)

Total from investment operations	0.20	0.08	0.41	0.93	(0.34)

Less distributions from net investment income	(0.36)	(0.39)	(0.40)	(0.42)	(0.40)

Net asset value, end of year	$11.47	$11.63	$11.94	$11.93	$11.42

Total return[d]	1.66%	0.62%	3.50%	8.28%	(2.75)%

Ratios to average net assets

Expenses	0.68%	0.67%	0.66%	0.67%	0.66%

Net investment income	3.02%	3.23%	3.38%	3.56%	3.64%

Supplemental data

Net assets, end of year (000’s)	$363,555	$375,435	$400,201	$439,041	$419,556

Portfolio turnover rate	23.50%	7.16%	4.90%	6.51%	7.12%

a For the year ended February 29.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

102	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.77	$12.07	$12.06	$11.53	$12.29

Income from investment operations[b]:

Net investment income[c]	0.29	0.32	0.34	0.36	0.36

Net realized and unrealized gains (losses)	(0.16)	(0.30)	—	0.53	(0.78)

Total from investment operations	0.13	0.02	0.34	0.89	(0.42)

Less distributions from net investment income	(0.29)	(0.32)	(0.33)	(0.36)	(0.34)

Net asset value, end of year	$11.61	$11.77	$12.07	$12.06	$11.53

Total return[d]	1.08%	0.13%	2.89%	7.79%	(3.41)%

Ratios to average net assets

Expenses	1.23%	1.22%	1.21%	1.22%	1.21%

Net investment income	2.47%	2.68%	2.83%	3.01%	3.09%

Supplemental data

Net assets, end of year (000’s)	$56,607	$60,441	$61,834	$62,878	$61,760

Portfolio turnover rate	23.50%	7.16%	4.90%	6.51%	7.12%

a For the year ended February 29.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)

Year Ended February 28,
2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.76

Income from investment operations[b]:

Net investment income[c]	0.21

Net realized and unrealized gains (losses)	(0.28)

Total from investment operations	(0.07)

Less distributions from net investment income	(0.21)

Net asset value, end of year	$11.48

Total return[d]	(0.65)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.60%

Expenses net of waiver and payments by affiliates	0.55%

Net investment income	3.15%

Supplemental data

Net assets, end of year (000’s)	$1,688

Portfolio turnover rate	23.50%

a For the period August 1, 2017 (effective date) to February 28, 2018.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

104	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.63	$11.94	$11.93	$11.41	$12.16

Income from investment operations[b]:

Net investment income[c]	0.36	0.40	0.41	0.43	0.43

Net realized and unrealized gains (losses)	(0.14)	(0.31)	0.01	0.53	(0.77)

Total from investment operations	0.22	0.09	0.42	0.96	(0.34)

Less distributions from net investment income	(0.37)	(0.40)	(0.41)	(0.44)	(0.41)

Net asset value, end of year	$11.48	$11.63	$11.94	$11.93	$11.41

Total return	1.84%	0.72%	3.60%	8.48%	(2.74)%

Ratios to average net assets

Expenses	0.58%	0.57%	0.56%	0.57%	0.56%

Net investment income	3.12%	3.33%	3.48%	3.66%	3.74%

Supplemental data

Net assets, end of year (000’s)	$63,366	$34,909	$12,614	$10,274	$4,574

Portfolio turnover rate	23.50%	7.16%	4.90%	6.51%	7.12%

a For the year ended February 29.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Massachusetts Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.9%
Massachusetts 98.9%
Boston GO, Refunding, Series B, 5.00%, 4/01/26	$ 6,160,000	$ 7,245,330
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%, 11/01/28	4,400,000	4,738,228
Braintree GO, Refunding, 5.00%, 5/15/27	2,000,000	2,372,540
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32	2,565,000	2,690,634
Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19	3,140,000	3,274,549
Massachusetts Bay Transportation Authority Sales Tax Revenue,
Refunding, Senior Series A, 5.25%, 7/01/30	4,000,000	4,963,800
Refunding, Series B, 5.00%, 7/01/33	2,500,000	2,869,250
Series A, 5.00%, 7/01/40	5,000,000	5,664,000
Subordinate, Series A, Subseries A-2, 5.00%, 7/01/45	2,000,000	2,279,680
Subordinate, Series A, Subseries A-2, 5.00%, 7/01/46	5,000,000	5,694,850
Massachusetts Commonwealth GO, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/30	5,000,000	6,200,300
Massachusetts Development Finance Agency Revenue,
Boston College Issue, Refunding, Series T, 5.00%, 7/01/42	3,750,000	4,297,125
Boston University Issue, Series BB1, 4.00%, 10/01/46	5,000,000	5,116,700
Brandeis University Issue, Series N, 5.00%, 10/01/39	5,000,000	5,096,900
The Broad Institute Issue, Refunding, 4.00%, 4/01/41	5,000,000	5,132,150
The Broad Institute Issue, Series A, Pre-Refunded, 5.375%, 4/01/41	15,000,000	16,623,600
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/46	6,890,000	7,723,277
Harvard University Issue, Refunding, Series A, 4.00%, 7/15/29	7,500,000	8,279,100
Harvard University Issue, Refunding, Series A, 5.00%, 7/15/33	5,000,000	5,872,550
Lahey Clinic Obligated Group Issue, Refunding, Series F, 5.00%, 8/15/32	2,975,000	3,363,327
Northeastern University Issue, Series A, 5.00%, 3/01/44	8,520,000	9,345,929
Partners Healthcare System Issue, Refunding, Series O-2, 5.00%, 7/01/30	5,000,000	5,724,250
Partners Healthcare System Issue, Refunding, Series Q, 5.00%, 7/01/34	5,000,000	5,688,650
Partners Healthcare System Issue, Refunding, Series S, 4.00%, 7/01/41	7,500,000	7,646,475
Partners Healthcare System Issue, Series L, Pre-Refunded, 5.00%, 7/01/41	5,000,000	5,530,250
Sterling and Francine Clark Art Institute Issue, Pre-Refunded, 5.00%, 7/01/41	12,900,000	14,268,045
Williams College Issue, Refunding, Series Q, 5.00%, 7/01/46	5,000,000	5,676,850
Williams College Issue, Refunding, Series S, 4.00%, 7/01/46	9,550,000	9,926,938
Worcester Polytech Institute Issue, Refunding, 5.00%, 9/01/42	1,090,000	1,233,379
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	4,878,461
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	6,503,500
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33	10,000,000	10,062,000
Series B, Pre-Refunded, 5.00%, 5/01/40	4,625,000	4,964,197
Massachusetts State College Building Authority Revenue, Federally Taxable, Refunding, Series D, 4.00%, 5/01/38	4,350,000	4,538,311
Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Commonwealth Contract Assistance Secured, Series B, 5.00%, 1/01/35	16,165,000	17,037,910
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	4,540,000	4,738,807
Issue I, Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,163,830
Massachusetts State GO,
Consolidated Loan of 2014, Series F, 4.00%, 11/01/29	6,000,000	6,393,720
Consolidated Loan of 2017, Series A, 5.25%, 4/01/42	5,000,000	5,823,500
Series A, 5.00%, 1/01/47	5,000,000	5,690,400
Massachusetts State Health and Educational Facilities Authority Revenue,
Boston College Issue, Series M-2, 5.50%, 6/01/35	8,600,000	11,007,484
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	675,000	675,587
Cape Cod Healthcare Obligated Group Issue, Assured Guaranty, Pre-Refunded, 6.00%, 11/15/28	3,000,000	3,222,870

106	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
Cape Cod Healthcare Obligated Group Issue, Assured Guaranty, Pre-Refunded, 5.125%, 11/15/35	$ 3,150,000	$ 3,337,897
Children’s Hospital Issue, Series M, 5.25%, 12/01/39	7,000,000	7,442,050
Lesley University Issue, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/39	9,350,000	9,808,711
Partners Healthcare System Issue, Series J-1, Pre-Refunded, 5.00%, 7/01/39	4,345,000	4,546,869
Southcoast Health System Obligated Group Issue, Series D, 5.00%, 7/01/39	5,500,000	5,683,810
Sterling and Francine Clark Art Institute Issue, Series B, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,393,250
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	476,522
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27	4,000,000	4,038,520
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	5,857,942
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,730,209
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,579,515
Housing, Series D, 5.05%, 6/01/40	3,360,000	3,419,136
Housing, Series F, 3.15%, 12/01/32	1,305,000	1,268,838
Housing, Series F, 3.45%, 12/01/37	570,000	555,602
SF Housing, Series 159, 4.05%, 12/01/32	1,810,000	1,850,327
SF Housing, Series 162, 3.15%, 12/01/32	10,905,000	10,590,500
Massachusetts State Port Authority Revenue, Refunding, Series A, 5.00%, 7/01/34	2,260,000	2,601,689
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series C, 5.00%, 8/15/31	6,000,000	6,930,300
Senior, Refunding, Series C, 5.00%, 11/15/34	5,000,000	5,777,300
Senior, Series B, 5.00%, 10/15/41	10,000,000	10,928,600
Massachusetts State Special Obligation Dedicated Tax Revenue,
Refunding, NATL Insured, 5.50%, 1/01/25	10,900,000	13,001,629
Refunding, NATL Insured, 5.50%, 1/01/34	16,900,000	21,559,161
Massachusetts State Transportation Fund Revenue,
Accelerated Bridge Program, Series A, Pre-Refunded, 4.00%, 6/01/31	5,555,000	5,956,849
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/41	2,200,000	2,510,640
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/42	5,000,000	5,736,800
Rail Enhancement and Accelerated Bridge Programs, Series B, 4.00%, 6/01/45	7,175,000	7,408,977
Massachusetts State Water Pollution Abatement Trust Revenue,
Pooled Loan Program, Series 6, 5.50%, 8/01/30	195,000	195,663
Pooled Loan Program, Series 7, 5.125%, 2/01/31	260,000	260,806
State Revolving Fund, Refunding, 5.00%, 8/01/23	3,000,000	3,457,920
Water Pollution Abatement, MWRA Program, Subordinate, Refunding, Series A, 5.75%, 8/01/29	250,000	250,898
Massachusetts Water Resources Authority Revenue,
General, Green Bonds, Refunding, Series C, 5.00%, 8/01/40	6,875,000	7,885,075
General, Green Bonds, Series B, 5.00%, 8/01/40	1,140,000	1,318,672
General, Green Bonds, Series B, 5.00%, 8/01/42	3,145,000	3,629,582
General, Refunding, Series B, AGMC Insured, 5.25%, 8/01/28	5,490,000	6,821,050
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue,
senior lien, 5.00%, 7/01/41	7,500,000	8,112,825
senior lien, Refunding, 5.25%, 7/01/36	5,585,000	6,132,777
Plymouth GO, Municipal Purpose Loan, Refunding, 4.00%, 5/01/47	5,000,000	5,119,400
Springfield Water and Sewer Commission Revenue, General, Series C, 5.00%, 4/15/37	1,260,000	1,466,262
Tewksbury GO,
Fire Station, 3.00%, 6/01/34	750,000	711,165
Fire Station, 3.00%, 6/01/35	750,000	705,060
Fire Station, 3.00%, 6/01/36	750,000	691,732

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
University of Massachusetts Building Authority Project Revenue,
Refunding, Senior Series 1, 5.00%, 11/01/44	$4,000,000	$ 4,487,480
Senior Series 1, 5.25%, 11/01/42.	5,000,000	5,914,500
Worcester GO,
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,443,634
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,071,520

Total Municipal Bonds before Short Term Investments (Cost $465,404,327)		479,906,897

Short Term Investments (Cost $600,000) 0.1%
Municipal Bonds 0.1%
Massachusetts 0.1%
[a] Massachusetts State Health and Educational Facilities Authority Revenue, Harvard University Issue, Refunding, Series R, Daily VRDN and Put, 0.82%, 11/01/49	600,000	600,000

Total Investments (Cost $466,004,327) 99.0%		480,506,897
Other Assets, less Liabilities 1.0%		4,708,250

Net Assets 100.0%.		$485,215,147

See Abbreviations on page 140.

a Variable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

108	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin New Jersey Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.45	$11.73	$11.95	$11.76	$12.62

Income from investment operations[b]:

Net investment income[c]	0.39	0.44	0.46	0.47	0.46

Net realized and unrealized gains (losses)	(0.31)	(0.27)	(0.23)	0.20	(0.87)

Total from investment operations	0.08	0.17	0.23	0.67	(0.41)

Less distributions from net investment income	(0.42)	(0.45)	(0.45)	(0.48)	(0.45)

Net asset value, end of year.	$11.11	$11.45	$11.73	$11.95	$11.76

Total return[d]	0.68%	1.44%	1.99%	5.75%	(3.22)%

Ratios to average net assets

Expenses	0.67%	0.65%	0.64%	0.64%	0.63%

Net investment income	3.46%	3.79%	3.96%	3.98%	3.88%

Supplemental data

Net assets, end of year (000’s)	$650,527	$742,824	$793,062	$893,018	$974,154

Portfolio turnover rate	12.70%	9.20%	5.24%	4.81%	9.73%

a For the year ended February 29.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.60	$11.87	$12.09	$11.89	$12.76

Income from investment operations[b]:

Net investment income[c]	0.33	0.38	0.40	0.41	0.40

Net realized and unrealized gains (losses)	(0.32)	(0.27)	(0.24)	0.20	(0.89)

Total from investment operations	0.01	0.11	0.16	0.61	(0.49)

Less distributions from net investment income	(0.35)	(0.38)	(0.38)	(0.41)	(0.38)

Net asset value, end of year	$11.26	$11.60	$11.87	$12.09	$11.89

Total return[d]	0.11%	0.95%	1.42%	5.20%	(3.80)%

Ratios to average net assets

Expenses	1.22%	1.20%	1.19%	1.19%	1.18%

Net investment income	2.91%	3.24%	3.41%	3.43%	3.33%

Supplemental data

Net assets, end of year (000’s)	$188,806	$217,952	$216,813	$231,740	$247,538

Portfolio turnover rate	12.70%	9.20%	5.24%	4.81%	9.73%

a For the year ended February 29.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.37

Income from investment operations[b]:

Net investment income[c]	0.25

Net realized and unrealized gains (losses)	(0.26)

Total from investment operations	(0.01)

Less distributions from net investment income	(0.24)

Net asset value, end of year	$11.12

Total return[d]	(0.11)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%

Expenses net of waiver and payments by affiliates	0.53%

Net investment income	3.60%

Supplemental data

Net assets, end of year (000’s)	$19,936

Portfolio turnover rate	12.70%

a For the period August 1, 2017 (effective date) to February 28, 2018.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	111

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.46	$11.74	$11.96	$11.77	$12.63

Income from investment operations[b]:

Net investment income[c]	0.40	0.46	0.47	0.49	0.47

Net realized and unrealized gains (losses)	(0.31)	(0.28)	(0.23)	0.19	(0.87)

Total from investment operations	0.09	0.18	0.24	0.68	(0.40)

Less distributions from net investment income	(0.43)	(0.46)	(0.46)	(0.49)	(0.46)

Net asset value, end of year	$11.12	$11.46	$11.74	$11.96	$11.77

Total return	0.77%	1.54%	2.10%	5.86%	(3.12)%

Ratios to average net assets

Expenses	0.57%	0.55%	0.54%	0.54%	0.53%

Net investment income	3.56%	3.89%	4.06%	4.08%	3.98%

Supplemental data

Net assets, end of year (000’s)	$79,286	$107,087	$91,175	$92,059	$63,162

Portfolio turnover rate	12.70%	9.20%	5.24%	4.81%	9.73%

a For the year ended February 29.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin New Jersey Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Delaware 0.7%
Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,555,420

New Jersey 84.5%
Cape May County Industrial PCFA Revenue, Atlantic City Electric Co. Project, Refunding, Series A, NATL Insured, 6.80%, 3/01/21	5,400,000	6,039,954
Cumberland County Improvement Authority Revenue, Technical High School Project, AGMC Insured, 5.00%, 9/01/39	2,000,000	2,232,040
Gloucester County Improvement Authority Revenue, Rowan University Business and Engineering School Projects, Series C, 5.00%, 7/01/44	3,500,000	3,836,700
Hudson County Improvement Authority Lease Revenue, County Secured, Hudson County Vocational- Technical Schools Project, 5.00%, 5/01/46	6,000,000	6,733,620
Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,055,880
Middlesex County COP, Capital Appreciation, NATL Insured, zero cpn., 6/15/24	1,000,000	834,960
Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional Educational Services Commission Projects, Pre-Refunded, 5.25%, 12/15/33	3,000,000	3,092,550
New Brunswick Parking Authority Revenue, City Guaranteed, Refunding, Series A, BAM Insured, 5.00%, 9/01/39	5,000,000	5,613,550
New Jersey EDA,
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/38	5,000,000	5,557,550
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/46	7,500,000	8,305,200
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,223,260
Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,071,930
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	10,882,300
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC, Series A, Pre-Refunded, 5.875%, 6/01/42	17,950,000	19,640,890
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,223,800
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%, 7/01/32	640,000	698,125
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%, 7/01/37	600,000	645,162
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%, 7/01/47	1,500,000	1,599,090
Provident Group-Montclair Properties LLC, State University Student Housing Project, Refunding, AGMC Insured, 5.00%, 6/01/37	3,000,000	3,347,700
Provident Group-Montclair Properties LLC, State University Student Housing Project, Refunding, AGMC Insured, 5.00%, 6/01/42	3,000,000	3,325,200
Provident Group-Rowan Properties LLC, Rowan University Student Housing Project, Series A, 5.00%, 1/01/48	7,000,000	7,392,980
School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21	10,000,000	10,949,200
School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27	8,660,000	10,056,858
School Facilities Construction, Series WW, 5.00%, 6/15/37	4,760,000	4,993,573
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	25,000	25,686
School Facilities Construction, Series Z, Assured Guaranty, Pre-Refunded, 5.50%, 12/15/34	1,960,000	2,024,288
School Facilities Construction, Series Z, Assured Guaranty, Pre-Refunded, 5.50%, 12/15/34	1,015,000	1,047,886
New Jersey EDA Water Facilities Revenue,
New Jersey-American Water Co. Inc. Project, Refunding, Series A, 5.70%, 10/01/39	10,000,000	10,535,800
New Jersey-American Water Co. Inc. Project, Refunding, Series B, 5.00%, 10/01/39	8,750,000	9,181,462

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STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, Pre-Refunded, 6.00%, 7/01/41	$10,600,000	$12,047,324
Atlantic Health System Hospital Corp. Issue, Refunding, 4.00%, 7/01/41	10,000,000	10,081,400
Atlantic Health System Hospital Corp. Issue, Refunding, Series A, 5.00%, 7/01/27	220,000	222,468
Atlantic Health System Hospital Corp. Issue, Series A, Pre-Refunded, 5.00%, 7/01/27	7,780,000	7,875,772
Barnabas Health Issue, Series A, Pre-Refunded, 5.625%, 7/01/32	5,500,000	6,156,150
Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44	15,530,000	16,780,165
Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/38	3,000,000	3,406,590
Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,660,450
Hunterdon Medical Center Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/45	2,650,000	2,861,788
Inspira Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/37	1,600,000	1,793,632
Inspira Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/46	18,500,000	20,366,095
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/42	8,000,000	8,900,720
Inspira Health Obligated Group Issue, Series A, 4.00%, 7/01/47	8,700,000	8,746,806
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,750,375
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	9,465,000	9,581,514
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	6,000,000	6,073,860
Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43	3,650,000	4,013,394
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,511,320
RWJ Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/43	15,000,000	16,558,500
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,208,836
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,627,395
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,070,740
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,654,728
Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38	10,000,000	10,455,600
New Jersey Health Care Facilities Financing Authority State Contract Revenue,
Hospital Asset Transformation Program, Series A, 5.75%, 10/01/31	10,000,000	10,506,700
Hospital Asset Transformation Program, Series A, Pre-Refunded, 5.25%, 10/01/38	15,000,000	15,342,434
New Jersey Institute of Technology GO,
Series A, 5.00%, 7/01/42	4,860,000	5,305,468
Series A, 5.00%, 7/01/45	6,000,000	6,712,920
Series A, Pre-Refunded, 5.00%, 7/01/42	2,140,000	2,418,286
New Jersey State COP, Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/29	1,000,000	1,046,520
New Jersey State Educational Facilities Authority Revenue,
The College of New Jersey Issue, Refunding, Series F, 4.00%, 7/01/35	1,850,000	1,897,416
Kean University Issue, Refunding, Series D, BAM Insured, 4.00%, 9/01/38	1,150,000	1,188,594
Kean University Issue, Refunding, Series H, AGMC Insured, 5.00%, 7/01/34	2,205,000	2,445,698
Kean University Issue, Refunding, Series H, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,532,100
Kean University Issue, Series A, Pre-Refunded, 5.50%, 9/01/36	8,500,000	8,984,585
Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44	10,415,000	11,525,135
Montclair State University Issue, Refunding, Series B, 5.00%, 7/01/34	2,325,000	2,626,994
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/35	2,245,000	2,502,434
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/36	1,210,000	1,346,246
Montclair State University Issue, Series A, 5.00%, 7/01/39	5,000,000	5,554,200
Montclair State University Issue, Series J, Pre-Refunded, 5.25%, 7/01/38	2,000,000	2,025,920
Princeton University, Refunding, Series B, 5.00%, 7/01/44	15,000,000	17,041,500
Princeton University, Series B, 5.00%, 7/01/39	15,000,000	16,422,150
Princeton University, Series B, 4.375%, 7/01/41	10,000,000	10,516,700
Ramapo College of New Jersey Issue, Series A, AGMC insured, 5.00%, 7/01/35	3,955,000	4,491,021

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STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	$1,000,000	$1,088,250
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,084,850
The Richard Stockton College of New Jersey Issue, Series A, Pre-Refunded, 5.375%, 7/01/38	5,000,000	5,066,050
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/34	400,000	443,388
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/37	1,300,000	1,433,016
Seton Hall University Issue, Refunding, Series D, 5.00%, 7/01/42	4,945,000	5,530,884
Seton Hall University Issue, Series E, Pre-Refunded, 6.25%, 7/01/37	5,000,000	5,310,900
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/42	6,250,000	6,958,937
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/47	4,085,000	4,531,205
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/18	100,000	101,197
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28	710,000	814,043
The William Paterson University of New Jersey Issue, Refunding, Series C, Assured Guaranty, 5.00%, 7/01/38	395,000	398,551
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,316,122
Refunding, Series 1A, 5.125%, 12/01/27	2,670,000	2,793,274
Refunding, Series 1A, 5.25%, 12/01/28	2,680,000	2,809,122
Series 2, 5.00%, 12/01/26	580,000	614,754
Series 2, 5.00%, 12/01/27	425,000	449,773
Series 2, 5.00%, 12/01/28	440,000	465,287
Series 2, 5.00%, 12/01/30	1,500,000	1,583,355
Series 2, 5.00%, 12/01/36	1,000,000	1,053,940
Series A, 5.625%, 6/01/30	14,500,000	15,092,470
Series A, Assured Guaranty, 6.125%, 6/01/30	4,730,000	4,763,961
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%, 11/01/38	2,490,000	2,497,520
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.25%, 6/15/31	10,000,000	10,702,700
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/29	5,000,000	2,969,500
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/32	10,000,000	5,082,400
Transportation System, Capital Appreciation, Series C, AGMC Insured, zero cpn., 12/15/33	10,000,000	5,148,500
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	16,587,661
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,267,850
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	15,031,950
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/32	10,000,000	10,021,400
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	8,890,000	9,212,707
New Jersey State Turnpike Authority Revenue,
Turnpike, Refunding, Series B, 5.00%, 1/01/40	20,745,000	23,553,666
Turnpike, Refunding, Series G, 4.00%, 1/01/43	5,000,000	5,118,350
Turnpike, Series A, 5.00%, 1/01/34	6,505,000	7,420,774
Turnpike, Series A, 5.00%, 1/01/35	3,495,000	3,975,458
Turnpike, Series E, Pre-Refunded, 5.25%, 1/01/40	30,000,000	30,965,100
Turnpike, Series H, Pre-Refunded, 5.00%, 1/01/36	9,100,000	9,374,001
Turnpike, Series H, Pre-Refunded, 5.00%, 1/01/36	4,900,000	5,043,423
Turnpike, Series I, Pre-Refunded, 5.00%, 1/01/35	5,000,000	5,312,850
Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, City of Newark Redevelopment Projects, Refunding, 4.00%, 1/01/37	20,745,000	21,664,626
North Hudson Sewerage Authority Gross Revenue, Lease Certificates, Refunding, Series A, 5.00%, 6/01/42	17,800,000	19,305,168
Passaic County Improvement Authority County Guaranteed Parking Revenue, 200 Hospital Plaza Corp. Project, Pre-Refunded, 5.00%, 5/01/42	3,200,000	3,434,688

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STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Rutgers State University GO,
Series F, Pre-Refunded, 5.00%, 5/01/39	$20,000,000	$20,823,200
Series L, 5.00%, 5/01/43	12,000,000	13,248,480
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%, 6/01/29	5,000,000	5,263,750
Somerset County GO,
Refunding, 4.00%, 8/01/27	1,000,000	1,124,220
Refunding, 4.00%, 8/01/28	1,405,000	1,568,289
Refunding, 4.00%, 8/01/29	1,000,000	1,108,290
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue,
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/35	2,815,000	1,103,564
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/36	2,810,000	1,037,761
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/37	2,815,000	980,802
Capital Appreciation, Series B, AGMC Insured, Pre-Refunded, zero cpn., 12/01/38	2,810,000	921,680

		793,579,494

New York 8.5%
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	8,850,000	8,969,475
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	10,534,600
Consolidated, Refunding, One Hundred Seventy-First Series, 5.00%, 7/15/30	12,200,000	13,450,622
Consolidated, Refunding, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	16,969,650
Consolidated, Refunding, One Hundred Sixtieth Series, 5.00%, 9/15/36	15,000,000	15,751,950
Consolidated, Refunding, One Hundred Sixty-Sixth Series, 5.25%, 7/15/36	5,000,000	5,468,450
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air Terminal LLC Project, NATL Insured, 5.75%, 12/01/22	8,000,000	8,400,480

		79,545,227

Pennsylvania 4.3%
Delaware River Joint Toll Bridge Commission Revenue, Bridge System, 5.00%, 7/01/42	12,500,000	14,140,500
Delaware River Port Authority Revenue,
5.00%, 1/01/37	10,000,000	11,050,900
Series E, 5.00%, 1/01/35	14,000,000	14,756,000

		39,947,400

U.S. Territories 0.8%
Puerto Rico 0.8%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	16,620,000	6,253,275
Series XX, 5.25%, 7/01/40	3,125,000	1,175,781

		7,429,056

Total Municipal Bonds before Short Term Investments (Cost $906,570,999)		927,056,597

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STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments 0.4%
Municipal Bonds 0.4%
New Jersey 0.4%
[b] New Jersey Health Care Facilities Financing Authority Revenue,
Virtua Health Issue, Series B, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.00%, 7/01/43	$1,400,000	$1,400,000
Virtua Health Issue, Series C, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.00%, 7/01/43	3,000,000	3,000,000

Total Short Term Investments (Cost $4,400,000)		4,400,000

Total Investments (Cost $910,970,999) 99.2%		931,456,597
Other Assets, less Liabilities 0.8%		7,098,416

Net Assets 100.0%		$938,555,013

See Abbreviations on page 140.

a See Note 7 regarding defaulted securities.

b Variable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

February 28, 2018

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,941,936,858	$989,260,576	$6,072,286,804	$466,004,327

Value - Unaffiliated issuers	$4,049,445,450	$985,354,594	$6,635,116,190	$480,506,897
Cash	67,956	92,604	98,252	28,177
Receivables:
Investment securities sold	—	—	11,029,300	—
Capital shares sold	5,758,189	1,457,485	4,824,128	1,383,089
Interest	43,888,626	7,406,721	80,176,971	4,895,514
Affiliates	—	17,439	—	—
Other assets	4,118	987	6,784	485

Total assets	4,099,164,339	994,329,830	6,731,251,625	486,814,162

Liabilities:
Payables:
Investment securities purchased	9,410,640	5,704,400	4,110,748	—
Capital shares redeemed	9,148,630	1,441,230	17,506,023	1,056,177
Management fees	1,236,173	246,570	2,530,331	202,559
Distribution fees	322,527	79,489	793,113	56,475
Transfer agent fees	502,295	—	1,016,858	36,890
Distributions to shareholders	1,158,395	209,524	2,851,243	189,789
Accrued expenses and other liabilities	256,662	88,055	785,455	57,125

Total liabilities	22,035,322	7,769,268	29,593,771	1,599,015

Net assets, at value	$4,077,129,017	$986,560,562	$6,701,657,854	$485,215,147

Net assets consist of:
Paid-in capital	$4,031,400,695	$989,549,652	$7,007,047,929	$488,681,918
Undistributed net investment income	4,122,460	2,317,090	34,338,345	397,440
Net unrealized appreciation (depreciation)	107,508,592	(3,905,982)	562,829,386	14,502,570
Accumulated net realized gain (loss)	(65,902,730)	(1,400,198)	(902,557,806)	(18,366,781)

Net assets, at value	$4,077,129,017	$986,560,562	$6,701,657,854	$485,215,147

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities  (continued)

February 28, 2018

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund

Class A:
Net assets, at value	$1,850,074,553	$687,196,920	$4,608,917,170	$363,554,876

Shares outstanding	154,903,912	66,777,022	463,797,460	31,682,810

Net asset value per share[a]	$11.94	$10.29	$9.94	$11.47

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 95.75% and 95.75%, respectively)	$12.21	$10.53	$10.38	$11.98

Class M:
Net assets, at value			$4,941

Shares outstanding			497

Net asset value per share[a]			$9.94

Maximum offering price per share (net asset value per share ÷ 95.75%)			$10.38

Class C:
Net assets, at value	$ 358,228,196		$ 870,227,015	$ 56,607,040

Shares outstanding	29,906,105		85,910,993	4,874,917

Net asset value and maximum offering price per share[a]	$11.98		$10.13	$11.61

Class R6:
Net assets, at value	$ 672,199,306	$ 51,655,921	$ 152,254,959	$ 1,687,549

Shares outstanding	56,135,777	5,024,500	15,249,925	147,018

Net asset value and maximum offering price per share	$11.97	$10.28	$9.98	$11.48

Advisor Class:
Net assets, at value	$1,196,626,962	$247,707,721	$1,070,253,769	$ 63,365,682

Shares outstanding	99,958,305	24,084,298	107,235,207	5,520,812

Net asset value and maximum offering price per share	$11.97	$10.29	$9.98	$11.48

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities  (continued)

February 28, 2018

Franklin New Jersey Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 910,970,999

Value - Unaffiliated issuers	$ 931,456,597
Cash	26,841
Receivables:
Capital shares sold	1,008,885
Interest	9,752,621
Other assets	941

Total assets	942,245,885

Liabilities:
Payables:
Capital shares redeemed	2,572,714
Management fees	372,412
Distribution fees	145,026
Transfer agent fees	122,147
Distributions to shareholders	393,818
Accrued expenses and other liabilities	84,755

Total liabilities	3,690,872

Net assets, at value	$ 938,555,013

Net assets consist of:
Paid-in capital	$1,008,077,216
Undistributed net investment income	1,894,570
Net unrealized appreciation (depreciation)	20,485,598
Accumulated net realized gain (loss)	(91,902,371)

Net assets, at value	$ 938,555,013

Class A:
Net assets, at value	$ 650,527,183

Shares outstanding	58,546,890

Net asset value per share[a]	$11.11

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.60

Class C:
Net assets, at value	$ 188,805,530

Shares outstanding	16,769,903

Net asset value and maximum offering price per share[a]	$11.26

Class R6:
Net assets, at value	$ 19,936,206

Shares outstanding	1,792,710

Net asset value and maximum offering price per share	$11.12

Advisor Class:
Net assets, at value	$ 79,286,094

Shares outstanding	7,130,008

Net asset value and maximum offering price per share	$11.12

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the year ended February 28, 2018

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$138,584,650	$15,386,268	$ 357,186,953	$17,716,189

Expenses:
Management fees (Note 3a)	19,554,244	4,992,404	32,965,008	2,406,883
Distribution fees: (Note 3c)
Class A	1,902,193	1,126,676	4,924,523	371,302
Class C	2,525,928	—	6,212,824	380,408
Transfer agent fees: (Note 3e)
Class A	1,685,997	457,766	3,507,188	190,258
Class C	347,206	—	680,782	29,952
Class R6	46,290	3,503	9,595	356
Advisor Class	1,585,321	177,879	992,979	24,610
Custodian fees (Note 4)	36,277	9,171	39,490	4,052
Reports to shareholders	219,387	45,921	296,576	14,805
Registration and filing fees	168,181	94,141	264,437	42,958
Professional fees	78,070	50,158	1,561,545	44,592
Trustees’ fees and expenses	23,552	5,824	40,896	2,600
Other	251,092	63,292	945,945	31,644

Total expenses	28,423,738	7,026,735	52,441,788	3,544,420
Expenses waived/paid by affiliates (Note 3f)	(312,198)	(901,572)	(2,084)	(246)

Net expenses	28,111,540	6,125,163	52,439,704	3,544,174

Net investment income	110,473,110	9,261,105	304,747,249	14,172,015

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,320,540)	1,773	(287,662,623)	358,000

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(50,836,613)	(9,020,355)	75,982,772	(7,171,497)

Net realized and unrealized gain (loss)	(55,157,153)	(9,018,582)	(211,679,851)	(6,813,497)

Net increase (decrease) in net assets resulting from operations	$ 55,315,957	$ 242,523	$ 93,067,398	$ 7,358,518

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FINANCIAL STATEMENTS

Statements of Operations  (continued)

for the year ended February 28, 2018

Franklin New Jersey Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$42,207,199

Expenses:
Management fees (Note 3a)	4,819,942
Distribution fees: (Note 3c)
Class A	712,316
Class C	1,324,446
Transfer agent fees: (Note 3e)
Class A	432,465
Class C	123,712
Class R6	769
Advisor Class	62,582
Custodian fees (Note 4)	8,590
Reports to shareholders	37,719
Registration and filing fees	33,670
Professional fees.	202,624
Trustees’ fees and expenses.	5,722
Other	71,230

Total expenses	7,835,787
Expenses waived/paid by affiliates (Note 3f)	(251)

Net expenses	7,835,536

Net investment income	34,371,663

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers.	(37,097,079)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	9,121,748

Net realized and unrealized gain (loss)	(27,975,331)

Net increase (decrease) in net assets resulting from operations	$ 6,396,332

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited-Term Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 110,473,110	$ 111,732,300	$ 9,261,105	$ 9,487,093
Net realized gain (loss)	(4,320,540)	(6,891,021)	1,773	(229,300)
Net change in unrealized appreciation (depreciation)	(50,836,613)	(138,812,381)	(9,020,355)	(7,716,027)

Net increase (decrease) in net assets resulting from operations	55,315,957	(33,971,102)	242,523	1,541,766

Distributions to shareholders from:
Net investment income:
Class A	(48,484,336)	(50,473,627)	(5,901,817)	(6,759,704)
Class C	(7,798,831)	(8,745,487)	—	—
Class R6	(6,133,119)	—	(96,780)	—
Advisor Class	(47,080,920)	(51,215,641)	(2,718,263)	(2,444,446)

Total distributions to shareholders	(109,497,206)	(110,434,755)	(8,716,860)	(9,204,150)

Capital share transactions: (Note 2)
Class A	(53,666,708)	(22,092,610)	(117,698,356)	(70,013,052)
Class C	(62,882,244)	(29,119,106)	—	—
Class R6	686,346,546	—	51,813,851	—
Advisor Class	(779,460,199)	29,809,308	(46,189,518)	58,463,383

Total capital share transactions	(209,662,605)	(21,402,408)	(112,074,023)	(11,549,669)

Net increase (decrease) in net assets	(263,843,854)	(165,808,265)	(120,548,360)	(19,212,053)
Net assets:
Beginning of year	4,340,972,871	4,506,781,136	1,107,108,922	1,126,320,975

End of year	$4,077,129,017	$4,340,972,871	$ 986,560,562	$1,107,108,922

Undistributed net investment income included in net assets:
End of year	$ 4,122,460	$ 3,313,068	$ 2,317,090	$ 1,784,700

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets  (continued)

	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 304,747,249	$ 360,964,780	$ 14,172,015	$ 15,089,918
Net realized gain (loss)	(287,662,623)	(23,675,164)	358,000	5,351
Net change in unrealized appreciation (depreciation)	75,982,772	(243,817,709)	(7,171,497)	(12,365,172)

Net increase (decrease) in net assets resulting from operations	93,067,398	93,471,907	7,358,518	2,730,097

Distributions to shareholders from:
Net investment income:
Class A	(215,218,407)	(225,087,572)	(11,287,602)	(12,958,046)
Class M	(21)	—	—	—
Class C	(35,674,025)	(39,420,525)	(1,432,168)	(1,642,419)
Class R6	(1,683,296)	—	(16,359)	—
Advisor Class	(62,100,734)	(87,452,886)	(1,489,315)	(552,641)

Total distributions to shareholders	(314,676,483)	(351,960,983)	(14,225,444)	(15,153,106)

Capital share transactions: (Note 2)
Class A	(271,312,912)	77,573,432	(6,851,617)	(14,369,915)
Class M	5,000	—	—	—
Class C	(127,308,289)	(4,569,990)	(3,100,354)	188,116
Class R6	154,732,700	—	1,727,309	—
Advisor Class	(787,584,522)	(207,660,826)	29,521,099	22,740,465

Total capital share transactions	(1,031,468,023)	(134,657,384)	21,296,437	8,558,666

Net increase (decrease) in net assets	(1,253,077,108)	(393,146,460)	14,429,511	(3,864,343)
Net assets:
Beginning of year.	7,954,734,962	8,347,881,422	470,785,636	474,649,979

End of year	$6,701,657,854	$7,954,734,962	$485,215,147	$470,785,636

Undistributed net investment income included in net assets:
End of year	$ 34,338,345	$ 29,577,709	$ 397,440	$ 513,568

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets  (continued)

	Franklin New Jersey Tax-Free Income Fund
	Year Ended February 28,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$34,371,663	$40,836,315
Net realized gain (loss)	(37,097,079)	142,422
Net change in unrealized appreciation (depreciation)	9,121,748	(25,834,938)

Net increase (decrease) in net assets resulting from operations	6,396,332	15,143,799

Distributions to shareholders from:
Net investment income:
Class A	(26,349,778)	(30,243,264)
Class C	(6,305,931)	(7,217,010)
Class R6	(101,635)	—
Advisor Class	(3,910,816)	(3,904,866)

Total distributions to shareholders	(36,668,160)	(41,365,140)

Capital share transactions: (Note 2)
Class A	(71,112,191)	(31,889,428)
Class C	(23,157,497)	6,466,214
Class R6	20,184,362	—
Advisor Class	(24,950,926)	18,458,443

Total capital share transactions	(99,036,252)	(6,964,771)

Net increase (decrease) in net assets	(129,308,080)	(33,186,112)
Net assets:
Beginning of year	1,067,863,093	1,101,049,205

End of year	$938,555,013	$1,067,863,093

Undistributed net investment income included in net assets:
End of year	$1,894,570	$3,231,820

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty two separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Funds began offering a new class of shares, Class R6. Effective January 25, 2018, Franklin High Yield Tax-Free Income Fund began offering a new class of shares, Class M.

Class A, Class R6 & Advisor Class

Franklin Federal Limited-Term Tax-Free Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Class A, Class M, Class C, Class R6 & Advisor Class

Franklin High Yield Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to

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the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited-Term Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	28,235,418	$343,329,113	14,487,927	$149,741,605
Shares issued in reinvestment of distributions	3,696,574	44,928,108	523,384	5,415,334
Shares redeemed	(36,368,046)	(441,923,929)	(26,389,284)	(272,855,295)

Net increase (decrease)	(4,436,054)	$(53,666,708)	(11,377,973)	$(117,698,356)

Year ended February 28, 2017
Shares sold	38,289,747	$472,525,956	23,057,263	$239,197,631
Shares issued in reinvestment of distributions	3,784,165	46,770,260	595,373	6,190,350
Shares redeemed	(44,205,794)	(541,388,826)	(30,359,342)	(315,401,033)

Net increase (decrease)	(2,131,882)	$(22,092,610)	(6,706,706)	$(70,013,052)

Class C Shares:
Year ended February 28, 2018
Shares sold	2,827,863	$34,472,485
Shares issued in reinvestment of distributions	550,646	6,712,386
Shares redeemed	(8,531,734)	(104,067,115)

Net increase (decrease)	(5,153,225)	$(62,882,244)

Year ended February 28, 2017
Shares sold	5,554,201	$68,930,265
Shares issued in reinvestment of distributions	596,489	7,393,393
Shares redeemed	(8,553,385)	(105,442,764)

Net increase (decrease)	(2,402,695)	$(29,119,106)

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	58,711,575	$717,585,816	5,324,785	$54,905,710
Shares issued in reinvestment of distributions	505,941	6,109,534	8,308	85,457
Shares redeemed	(3,081,739)	(37,348,804)	(308,593)	(3,177,316)

Net increase (decrease)	56,135,777	$686,346,546	5,024,500	$51,813,851

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	42,866,671	$523,274,733	10,412,288	$107,741,817
Shares issued in reinvestment of distributions	3,022,878	36,894,235	92,916	960,863
Shares redeemed	(109,616,704)	(1,339,629,167)	(14,997,387)	(154,892,198)

Net increase (decrease)	(63,727,155)	$(779,460,199)	(4,492,183)	$(46,189,518)

Year ended February 28, 2017
Shares sold	53,941,075	$666,134,370	13,042,037	$135,264,338
Shares issued in reinvestment of distributions	3,362,680	41,665,299	79,269	823,331
Shares redeemed	(54,907,619)	(677,990,361)	(7,480,163)	(77,624,286)

Net increase (decrease)	2,396,136	$29,809,308	5,641,143	$58,463,383

[a]For	the period August 1, 2017 (effective date) to February 28, 2018.

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	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	56,198,177	$573,018,809	2,666,496	$31,220,999
Shares issued in reinvestment of distributions	18,862,623	191,928,603	806,617	9,427,332
Shares redeemed	(101,911,852)	(1,036,260,324)	(4,064,845)	(47,499,948)

Net increase (decrease)	(26,851,052)	$(271,312,912)	(591,732)	$(6,851,617)

Year ended February 28, 2017
Shares sold	67,462,588	$704,913,793	4,147,699	$49,067,816
Shares issued in reinvestment of distributions	18,968,730	200,305,510	893,150	10,624,768
Shares issued on reorganization	10,820,997	123,762,243	—	—
Shares redeemed	(90,689,443)	(951,408,114)	(6,284,781)	(74,062,499)

Net increase (decrease)	6,562,872	$77,573,432	(1,243,932)	$(14,369,915)

Class M Shares:
Year ended February 28, 2018[b]
Shares sold	497	$5,000

Class C Shares:
Year ended February 28, 2018
Shares sold	6,926,046	$71,954,414	488,118	$5,781,716
Shares issued in reinvestment of distributions	3,078,302	31,915,955	107,551	1,272,013
Shares redeemed	(22,269,857)	(231,178,658)	(857,320)	(10,154,083)

Net increase (decrease)	(12,265,509)	$(127,308,289)	(261,651)	$(3,100,354)

Year ended February 28, 2017
Shares sold	11,603,148	$123,635,212	727,903	$8,769,583
Shares issued in reinvestment of distributions	3,191,076	34,300,844	117,593	1,414,781
Shares issued on reorganization	2,131,065	24,808,421	—	—
Shares redeemed	(17,528,712)	(187,314,467)	(831,137)	(9,996,248)

Net increase (decrease)	(603,423)	$(4,569,990)	14,359	$188,116

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	16,101,405	$163,359,180	151,335	$1,777,784
Shares issued in reinvestment of distributions	163,224	1,643,589	1,401	16,297
Shares redeemed	(1,014,704)	(10,270,069)	(5,718)	(66,772)

Net increase (decrease)	15,249,925	$154,732,700	147,018	$1,727,309

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest  (continued)

	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	44,136,332	$452,127,463	3,335,672	$39,063,150
Shares issued in reinvestment of distributions	4,909,254	50,196,375	91,243	1,065,792
Shares redeemed	(126,207,763)	(1,289,908,360)	(906,916)	(10,607,843)

Net increase (decrease)	(77,162,177)	$(787,584,522)	2,519,999	$29,521,099

Year ended February 28, 2017
Shares sold	73,829,408	$775,219,149	2,279,027	$26,671,706
Shares issued in reinvestment of distributions	6,812,943	72,279,592	35,321	419,032
Shares issued on reorganization	135,594	1,558,108	—	—
Shares redeemed	(100,560,064)	(1,056,717,675)	(370,056)	(4,350,273)

Net increase (decrease)	(19,782,119)	$(207,660,826)	1,944,292	$22,740,465

[a]For	the period August 1, 2017 (effective date) to February 28, 2018.
[b]For	the period January 25, 2018 (effective date) to February 28, 2018.

	Franklin New Jersey Tax-Free Income Fund
	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	4,941,051	$56,061,061
Shares issued in reinvestment of distributions	1,952,307	22,089,698
Shares redeemed	(13,196,549)	(149,262,950)

Net increase (decrease)	(6,303,191)	$(71,112,191)

Year ended February 28, 2017
Shares sold	7,545,672	$88,084,612
Shares issued in reinvestment of distributions	2,174,182	25,432,571
Shares redeemed	(12,490,241)	(145,406,611)

Net increase (decrease)	(2,770,387)	$(31,889,428)

Class C Shares:

Year ended February 28, 2018
Shares sold	1,858,227	$21,362,122
Shares issued in reinvestment of distributions	479,069	5,491,008
Shares redeemed	(4,355,972)	(50,010,627)

Net increase (decrease)	(2,018,676)	$(23,157,497)

Year ended February 28, 2017
Shares sold	3,030,329	$36,020,383
Shares issued in reinvestment of distributions	508,134	6,017,473
Shares redeemed	(3,014,837)	(35,571,642)

Net increase (decrease)	523,626	$6,466,214

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	Franklin New Jersey Tax-Free Income Fund
	Shares	Amount

Class R6 Shares:
Year ended February 28, 2018[a]	1,833,803	$20,642,358
Shares sold
Shares issued in reinvestment of distributions	9,106	101,530
Shares redeemed	(50,199)	(559,526)

Net increase (decrease)	1,792,710	$20,184,362

Advisor Class Shares:

Year ended February 28, 2018
Shares sold	3,204,232	$36,260,398
Shares issued in reinvestment of distributions	303,995	3,443,949
Shares redeemed	(5,720,414)	(64,655,273)

Net increase (decrease)	(2,212,187)	$(24,950,926)

Year ended February 28, 2017
Shares sold	4,274,428	$49,644,523
Shares issued in reinvestment of distributions	278,161	3,255,153
Shares redeemed	(2,979,644)	(34,441,233)

Net increase (decrease)	1,572,945	$18,458,443

[a]For	the period August 1, 2017 (effective date) to February 28, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3. Transactions with Affiliates  (continued)

a. Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2018, each Fund’s effective investment management fee rate based on daily average net assets was as follows:

Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
0.454%	0.474%	0.451%

Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
0.502%	0.471%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and M reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A and M reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Reimbursement Plans:
Class A	0.10%	0.15%	0.10%
Class M	—	—	0.25%
Compensation Plans:
Class C	0.65%	—	0.65%

		Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Reimbursement Plans:
Class A		0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$197,429	$61,805	$868,966

CDSC retained	$ 62,388	$50,524	$ 75,349

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$31,758	$84,915

CDSC retained	$ 3,767	$25,504

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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3.  Transactions with Affiliates  (continued)

e.  Transfer Agent Fees  (continued)

For the year ended February 28, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Transfer agent fees	$816,722	$161,362	$1,329,375

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Transfer agent fees	$ 81,925	$186,259

f.  Waiver and Expense Reimbursements

Effective February 1, 2018, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Intermediate-Term Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Funds do not exceed 0.46% and 0.40%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end. Prior to February 1, 2018, the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Franklin Federal Limited-Term Tax-Free Income Fund were limited to 0.48% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations).

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%. Investor Services may discontinue this waiver in the future.

g.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 28, 2018, were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Purchases	$255,795,000	$70,080,000	$217,795,000
Sales	$211,860,000	$85,870,000	$321,709,492

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Purchases	$ 1,300,000	$ 7,000,000
Sales	$ 1,400,000	$12,000,000

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NOTES TO FINANCIAL STATEMENTS

4.  Expense Offset Arrangement

Effective December 1, 2017, the Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended February 28, 2018, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2018, the capital loss carryforwards were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Capital loss carryforwards subject to expiration:
2019	$ 1,793,931	$ —	$ 1,436,742

Capital loss carryforwards not subject to expiration:
Short term	40,690,118	138	180,482,313
Long term	23,112,168	1,400,060	704,643,717

Total capital loss carryforwards	$65,596,217	$1,400,198	$886,562,772[a]

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 8,312,826	$11,282,819
Long term	10,053,954	79,915,600

Total capital loss carryforwards	$18,366,780	$91,198,419

aIncludes $97,859,993 from the merged Franklin Double Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended February 28, 2018, the Funds utilized capital loss carryforwards as follows:

Franklin Federal Limited-Term Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund
$13,628	$420,699

On February 28, 2018, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
$223,211	$567	$56,142,304

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5. Income Taxes  (continued)

The tax character of distributions paid during the years ended February 28, 2018 and 2017 was as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited-Term Tax-Free Income Fund		Franklin High Yield Tax-Free Income Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from tax exempt income	$109,497,206	$110,434,755	$8,716,860	$9,204,150	$314,676,483	$351,960,983

	Franklin Massachusetts Tax-Free Income Fund		Franklin New Jersey Tax-Free Income Fund
	2018	2017	2018	2017
Distributions paid from tax exempt income	$14,225,444	$15,153,106	$36,668,160	$41,365,140

At February 28, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Cost of investments	$3,942,187,637	$989,260,576	$6,084,573,070

Unrealized appreciation	$119,512,062	$1,429,244	$747,195,828
Unrealized depreciation	(12,254,249)	(5,335,226)	(196,652,708)

Net unrealized appreciation (depreciation)	$107,257,813	$(3,905,982)	$550,543,120

Undistributed tax exempt income	$5,225,118	$2,300,479	$40,093,875
Undistributed ordinary income	—	226,143	1,678,207

Distributable earnings	$5,225,118	$2,526,622	$41,772,082

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Cost of investments	$465,985,657	$911,721,447

Unrealized appreciation	$17,567,318	$36,352,384
Unrealized depreciation	(3,046,078)	(16,617,234)

Net unrealized appreciation (depreciation)	$14,521,240	$19,735,150

Distributable earnings – undistributed tax exempt income	$568,557	$2,870,967

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts.

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NOTES TO FINANCIAL STATEMENTS

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management has reviewed the requirements and believes the adoption of these provisions of the Act will not have a material impact on the financial statements.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2018, were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Purchases	$443,735,761	$351,773,262	$ 502,539,417

Sales	$555,826,673	$345,020,000	$1,572,723,119

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Purchases	$133,861,189	$127,593,710

Sales	$110,629,371	$207,884,142

7.  Credit Risk and Defaulted Securities

At February 28, 2018, Franklin High Yield Tax-Free Income Fund had 18.6% of its portfolio invested in high yield securities, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2018, the aggregate value of these securities for Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund was $100,116,728 and $7,429,056, representing 1.5% and 0.8%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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9.  Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Units	Issuer	Acquisition Date	Cost	Value
Franklin High Yield Tax-Free Income Fund
9,185,586	[a] 1155 Island Avenue LLC, LP (Value is 0.0%† of Net Assets)	12/04/14	$717,086	$717,082

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $4,537,410 as of February 28, 2018.

10.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2018, the Funds did not use the Global Credit Facility.

11.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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A summary of inputs used as of February 28, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Federal Intermediate-Term Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$3,933,145,450	$—	$3,933,145,450
Short Term Investments	—	116,300,000	—	116,300,000
Total Investments in Securities	$—	$4,049,445,450	$—	$4,049,445,450
Franklin Federal Limited-Term Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$879,412,687	$—	$879,412,687
Short Term Investments	—	105,941,907	—	105,941,907
Total Investments in Securities	$—	$985,354,594	$—	$985,354,594
Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Common Stocks and Other Equity Interests	$—	$—	$717,082	$717,082
Corporate Bonds	—	4,537,410	—	4,537,410
Municipal Bonds	—	6,600,951,683	15	6,600,951,698
Short Term Investments	—	28,910,000	—	28,910,000
Total Investments in Securities	$—	$6,634,399,093	$717,097	$6,635,116,190
Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$479,906,897	$—	$479,906,897
Short Term Investments	—	600,000	—	600,000
Total Investments in Securities	$—	$480,506,897	$—	$480,506,897
Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$927,056,597	$—	$927,056,597
Short Term Investments	—	4,400,000	—	4,400,000
Total Investments in Securities	$—	$931,456,597	$—	$931,456,597

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—
Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

13.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDBR	Industrial Development Board Revenue
AMBAC	American Municipal Bond Assurance Corp.	IDR	Industrial Development Revenue
BAM	Build America Mutual Assurance Co.	ISD	Independent School District
BAN	Bond Anticipation Note	LIBOR	London InterBank Offered Rate
BHAC	Berkshire Hathaway Assurance Corp.	LOC	Letter of Credit
CDA	Community Development Authority/Agency	MAC	Municipal Assurance Corp.
CDD	Community Development District	MFHR	Multi-Family Housing Revenue
CFD	Community Facilities District	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	MTA	Metropolitan Transit Authority
EDA	Economic Development Authority	MUNIPSA	SIFMA Municipal Swap Index
EDC	Economic Development Corp.	NATL	National Public Financial Guarantee Corp.
EDR	Economic Development Revenue	PBA	Public Building Authority
ETM	Escrow to Maturity	PCC	Pollution Control Corp.
FHA	Federal Housing Authority/Agency	PCFA	Pollution Control Financing Authority
FICO	Financing Corp.	PCR	Pollution Control Revenue
FRN	Floating Rate Note	PFA	Public Financing Authority
GARB	General Airport Revenue Bonds	PFAR	Public Financing Authority Revenue
GNMA	Government National Mortgage Association	PIK	Payment-In-Kind
GO	General Obligation	PSF	Permanent School Fund
HDA	Housing Development Authority/Agency	RDA	Redevelopment Agency/Authority
HDC	Housing Development Corp.	SF	Single Family
HFA	Housing Finance Authority/Agency	SPA	Standby Purchase Agreement
HFAR	Housing Finance Authority Revenue	TAN	Tax Anticipation Note
ID	Improvement District	TRAN	Tax and Revenue Anticipation Note
IDA	Industrial Development Authority/Agency	UHSD	Unified/Union High School District
IDAR	Industrial Development Authority Revenue	USD	Unified/Union School District
IDB	Industrial Development Bond/Board	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund, and Franklin New Jersey Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund, and Franklin New Jersey Tax-Free Income Fund (the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2018. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2019, shareholders will be notified of amounts for use in preparing their 2018 income tax returns.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Tax-Free Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Tax-Free Trust and to vote on the following proposals: for each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; for each Fund, to approve an amended fundamental investment restriction regarding investments in commodities; and for each of Franklin High Yield Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund, to consider a shareholder proposal. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Tax-Free Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposal to use a “manager of managers” structure was approved by shareholders of each Fund, except for Franklin New Jersey Tax-Free Income Fund; (iii) the proposal to approve the amended fundamental investment restriction regarding investments in commodities was approved by shareholders of each Fund; and (iv) sufficient votes were not received to pass the shareholder proposals for Franklin High Yield Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1. To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton.	1,485,764,192	48,269,290

Terrence J. Checki	1,485,932,300	48,101,184

Mary C. Choksi	1,486,925,610	47,110,941

Edith E. Holiday.	1,487,685,965	46,349,353

Gregory E. Johnson	1,487,506,272	46,527,212

Rupert H. Johnson, Jr.	1,486,183,613	47,849,870

J. Michael Luttig	1,487,803,427	46,228,223

Larry D. Thompson	1,486,866,073	47,167,412

John B. Wilson	1,488,071,744	45,961,741

Total Trust Shares Outstanding*: 2,524,132,627

*As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Federal Intermediate-Term Tax-Free Income Fund

Shares
For	174,555,376
Against	6,186,915
Abstain	4,085,857
Broker Non-Votes	56,243,497
Total Fund Shares Voted	241,071,639
Total Fund Shares Outstanding*	361,063,110

Franklin Federal Limited-Term Tax-Free Income Fund

Shares
For	45,695,413
Against	1,814,469
Abstain	1,417,296
Broker Non-Votes	13,166,655
Total Fund Shares Voted	62,093,835
Total Fund Shares Outstanding*	102,015,166

Franklin High Yield Tax-Free Income Fund

Shares
For	288,791,333
Against	20,101,690
Abstain	16,435,160
Broker Non-Votes	94,212,997
Total Fund Shares Voted	419,541,192
Total Fund Shares Outstanding*	721,264,232

Franklin Massachusetts Tax-Free Income Fund

Shares
For	18,190,354
Against	970,903
Abstain	1,032,767
Broker Non-Votes	6,309,149
Total Fund Shares Voted	26,503,175
Total Fund Shares Outstanding*	40,913,927

Franklin New Jersey Tax-Free Income Fund

Shares
For	36,159,797
Against	3,621,396
Abstain	2,411,248
Broker Non-Votes	12,025,886
Total Fund Shares Voted	54,218,331
Total Fund Shares Outstanding*	91,399,205

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Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Federal Intermediate-Term Tax-Free Income Fund

Shares
For	174,291,537
Against	5,023,615
Abstain	5,512,990
Broker Non-Votes	56,243,497
Total Fund Shares Voted	241,071,639
Total Fund Shares Outstanding*	361,063,110

Franklin Federal Limited-Term Tax-Free Income Fund

Shares
For	45,655,570
Against	1,340,292
Abstain	1,931,318
Broker Non-Votes	13,166,655
Total Fund Shares Voted	62,093,835
Total Fund Shares Outstanding*	102,015,166

Franklin High Yield Tax-Free Income Fund

Shares
For	289,614,209
Against	18,140,655
Abstain	17,573,332
Broker Non-Votes	94,212,997
Total Fund Shares Voted	419,541,192
Total Fund Shares Outstanding*	721,264,232

Franklin Massachusetts Tax-Free Income Fund

Shares
For	17,856,890
Against	937,275
Abstain	1,399,861
Broker Non-Votes	6,309,149
Total Fund Shares Voted	26,503,175
Total Fund Shares Outstanding*	40,913,927

Franklin New Jersey Tax-Free Income Fund

Shares
For	36,632,698
Against	2,568,382
Abstain	2,991,365
Broker Non-Votes	12,025,886
Total Fund Shares Voted	54,218,331
Total Fund Shares Outstanding*	91,399,205

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Proposal 4.	Shareholder proposal requesting that Franklin High Yield Tax-Free Income Fund’s Board institute procedures to prevent holding investments in companies that, in the judgement of the Board, substantially contribute to genocide or crimes against humanity:

Shares
For	67,331,109
Against	235,901,407
Abstain	22,095,672
Broker Non-Votes	94,212,997
Total Fund Shares Voted	419,541,192
Total Fund Shares Outstanding*	721,264,232

Proposal 5.	Shareholder proposal requesting that Franklin Federal Intermediate-Term Tax-Free Income Fund’s Board institute transparent procedures to prevent holding investments in companies that, in the judgement of management, substantially contribute to genocide or crimes against humanity:

Shares
For	22,991,945
Against	154,428,889
Abstain	7,407,308
Broker Non-Votes	56,243,497
Total Fund Shares Voted	241,071,639
Total Fund Shares Outstanding*	361,063,110

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	113	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-
1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public
Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None
Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	139	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each

Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the

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SHAREHOLDER INFORMATION

Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Federal Intermediate-Term Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional intermediate municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Federal Limited-Term Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional short municipal debt funds. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance

Universe, but for the 10-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund had positive annualized income return and annualized total return for each of the one-, three-, five- and 10-year periods and took into account management’s explanation that the holdings in the Fund tend to be shorter term and more conservative than peers.

Franklin High Yield Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional high yield municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Massachusetts Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional Massachusetts municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin New Jersey Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional New Jersey municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it

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receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, and Franklin Massachusetts Tax-Free Income Fund - The Expense Group for the Franklin Federal Intermediate-Term Tax-Free Income Fund included the Fund and twelve other intermediate municipal debt funds. The Expense Group for the Franklin Federal Limited-Term Tax-Free Income Fund included the Fund and ten other short municipal debt funds. The Expense Group for the Franklin Massachusetts Tax-Free Income Fund included the Fund and eight other Massachusetts municipal debt funds. The Board noted that the Management Rates for the Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians and in the first quintiles (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the Franklin Federal Limited-Term Tax-Free Income Fund’s actual total expense ratio reflected a fee waiver from management. The Board also noted that management agreed to cap the Franklin Federal Intermediate-Term Tax-Free Income Fund’s operating expenses effective February 1, 2018.

Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund - The Expense Group for the

Franklin High Yield Tax-Free Income Fund included the Fund and nine other high yield municipal debt funds. The Expense Group for the Franklin New Jersey Tax-Free Income Fund included the Fund and eight other New Jersey municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties.

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Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TF1 A 04/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $805,084 for the fiscal year ended February 28, 2018 and $818,858 for the fiscal year ended February 28, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended February 28, 2018 and $255,000 for the fiscal year ended February 28, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended February 28, 2018 and $255,000 for the fiscal year ended February 28, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	April 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	April 26, 2018